                                                                         The Guardian
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JUNE 30, 1995                                                                INVESTOR
                                                                   ------------------
                                                                   A VARIABLE ANNUITY




Semiannual Report to Contractowners

The Guardian Separate Account D

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The Guardian Stock Fund, Inc.
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The Guardian Bond Fund, Inc.                   Executive Offices
-------------------------------------------    201 Park Avenue South
The Guardian Cash Fund, Inc.                   New York, New York 10003
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Gabelli Capital Asset Fund                     Customer Service Office
-------------------------------------------    P.O. Box 26210
Baillie Gifford International Fund             Lehigh Valley, Pennsylvania 18002-6210
-------------------------------------------    1-800-221-3253
Baillie Gifford Emerging Markets Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust    (LOGO) The Guardian



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Performance Summary


                                    --------------------------------------------
                                    Investment Option             Total Return*
                                    -----------------             --------------
                                    The Guardian Stock Fund ............. 19.98%
                                    The Guardian Bond Fund .............. 10.37%
                                    The Guardian Cash Fund ..............  2.16%
                                    Gabelli Capital Asset Fund ..........  1.81%
                                    Baillie Gifford International Fund .. -0.17%
                                    Baillie Gifford Emerging Markets Fund -3.78%
                                    Value Line Centurion Fund ........... 22.34%
                                    Value Line Strategic Asset Mgt.Trust. 14.90%
                                    The Guardian Real Estate Account ....  6.24%
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                                    Fixed-Rate Option
                                    -----------------
                                     The annual rate  of  interest  for  amounts
                                   deposited or renewed (on a contract anniversary) in the Fixed-Rate Option for the period January 1, 1995 to June 30, 1995 was
                                   5.50 percent.

                                     Rates paid by  the  Fixed-Rate  Option  are
                                   subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.
                                   ---------------------------------------------

* The chart above shows the total returns for each investment option under The Guardian Investor based on the percentage change in unit values during the period January 1, 1995 through June 30, 1995 except the Gabelli Capital Asset Fund which is based on the period May 1, 1995 (commencement of operations) through June 30, 1995. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results.

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Dear Contractowner:


[Photo of Arthur V. Ferrara]


On the Economy

     The first half of 1995 was a period of transition for both the U.S. and global economies and financial markets.

     The slowing economy in the U.S. and the expectation of Federal Reserve easing of interest rates have been very supportive of the markets during the first half of 1995.

     The  current   conventional  wisdom  is  that  real  economic  growth  will strengthen during the third quarter and fourth quarters. If such expectations are realized, the Fed will have accomplished a "soft landing."

     Abroad, the global economy was one of moderate growth with mild inflationary forces. Consistent with their economies, the stock market returns in the United Kingdom, Germany, and Japan were weak during the first six months of 1995 when compared, in U.S. dollar terms, to the U.S. stock market.

On Our Financial Strength

     Once again, we are proud to report that as of June 30, 1995, both The Guardian Insurance & Annuity Company (GIAC), issuer of The Guardian Investor, and its parent, The Guardian Life Insurance Company of America, continue to enjoy the highest ratings available from four of the nation's leading insurance company evaluators: Moody's (Aaa), Standard & Poor's (AAA), A.M. Best (A++), and Duff & Phelps (AAA). Although these ratings do not apply to The Guardian Investor's underlying variable investment options, which are subject to the risks of investing in securities, GIAC's triple-A ratings reflect its ability to meet its guarantee of the contract's Fixed-Rate Option and pre-retirement death benefit.

On Your Variable Annuity

  On May 1st, we were pleased to launch our newest investment option, Gabelli Capital Asset Fund. The Gabelli Capital Asset Fund seeks growth of capital through investment in a diversified portfolio of companies selling below their private market value. Mario Gabelli, CFA and Chief Investment Officer of Gabelli Funds, Inc., is the portfolio manager for the new Fund. We are excited by the prospects offered by this new fund and welcome the Gabelli name to our roster of talented investment managers. For more information on Gabelli Capital Asset Fund including a free prospectus describing fees and expenses, please contact your registered representative or broker for Guardian Investor Services Corporation or call 1-800-221-3253. Please read the prospectus carefully before you invest or send money.

  I invite you to read the portfolio managers' interviews on the following pages to learn more about the strategies used to manage your investment options. The interviews highlight fund performance during the first half of the year.

  Thank you for continuing to invest for your future through GIAC.

Regards,

/s/ Arthur V. Ferrara

Arthur V. Ferrara, CLU
Chairman of the Board & Chief Executive Officer
The Guardian Insurance & Annuity Company

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The Guardian Stock Fund


[Photo of Charles E. Albers, Portfolio Manager]

Q. How did the Fund perform during the first six months of 1995?

A. The Guardian Stock Fund performed very well during the first six months of 1995. During this period, the Fund had a total return of 20.67 percent.* The Fund slightly outperformed the S&P 500 Index, which had a total return of 20.11 percent.#

     Of course, the longer-term results are more significant for investors who are seeking to build wealth over time. From this perspective, The Guardian Stock Fund has also done well over longer time periods. For the five- and ten-year periods ended June 30, 1995, average annual total returns were 15.74 percent and
15.15 percent, respectively. As the chart below indicates, based on total returns, for the periods ended June 30, 1995, the Fund outperformed its Lipper peer group average, a group of mutual funds with investment objectives and policies similar to those of the Fund, over the one- and five-year time periods. The Fund ranked in the top quintile of the Lipper U.S. Variable Account Growth Fund category for the five-year period and in the second quintile for the one-year period.+

   [The table below was represented as a bar graph in the printed material.]
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            The Guardian Stock Fund Beats Lipper U.S. Variable Acct.
                   Growth Fund Average for One and Five Years

                                                     1 Year      5 Years
                                                     ------      -------
The Guardian Stock Fund                               23.97       15.74
Lipper U.S. Variable Acct. Growth Fund Category       22.70       11.36
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Q. What strategies did you use during this period?

A. For many years, our fundamental strategic approach to portfolio management has been a hybrid: It combines a quantitative stock selection system as well as fundamental judgments about the market sectors and individual securities. Together these two elements work in a synergistic fashion. It is a "top-down plus bottom-up" approach. Portfolio manager judgment comes into play from the top down, making the strategic positioning decisions for the Fund's portfolio, while the stock scoring system helps identify individual securities in the particular sectors that the portfolio manager has selected. Let me explain a little bit more.

     Our proprietary stock scoring system, which we have been continuously developing and refining since 1972, helps us locate attractive stocks. We follow a universe of approximately 1,300 stocks and create a score for each stock weekly. Using the stock's score, we determine the relative attractiveness of buying, holding, and selling each security in our portfolio. The other essential element of our process is portfolio manager judgment. This comes into play as the portfolio manager, among other things, determines the portfolio allocation

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* Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of Fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate account which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

# The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.

+ Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report, 2nd Quarter 1995. Rankings, for the periods ended June 30, 1995, illustrate the Fund vs. other growth funds in the specified period. The Fund ranked 4 out of a field of 43 growth funds over a five-year period and 32 out of 83 for the one-year period. Lipper does not provide information for its U.S. Variable Account Growth Fund ranking category for the ten-year period. Lipper rankings are based on total return and do not take into account any deductions for sales or contract charges.

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between large-cap and small-cap segments of the market; determines the portfolio allocation between different economic sectors, such as energy, financial, technology, etc.; and develops procedures to guide portfolio rebalancing.

     Both aspects of our approach contributed to our good relative investment performance during the first half of 1995. In general, the stock scoring system successfully distinguished the better and poorer performing stocks. Although all areas of the stock market did well this half of the year (even the stocks in our bottom-ranked quintile had an average gain of 14.9 percent), the stocks that were ranked in our top quintile showed an average gain of 20.4 percent. The stock scoring system was clearly a valuable tool that enhanced portfolio performance during this period.

     The portfolio manager's judgment also contributed to the above-average results. Our judgment on major issues during this period was pretty good. For example, the Fund was substantially overweighted in technology during the period, and it was the best performing sector of the twelve which we monitor. At the same time, the portfolio was substantially under-weighted in utility company shares, and that sector substantially underperformed in the market. Also, during the first quarter of 1995, we surmised that the continuing decline in the external value of the U.S. dollar would be an important stimulant for the shares of U.S. companies with sizable global exposure. As a result, we moved a significant portion of the portfolio into shares of these companies, which were generally large-cap companies in either the technology or consumer nondurable sectors. The move turned out very favorably, as many of those stocks were market leaders during the balance of the first half of the year. We believe the theme of large-cap growth-type companies leading the market is likely to continue through the balance of 1995 and we will continue to move the portfolio in this direction.

Q. What is your outlook on the economy?

A. The Federal Reserve has attempted to engineer a "soft landing" of the U.S. economy in 1995, in order to contain inflationary pressures. At this point, it appears that they have been generally successful. By "soft-landing," we mean two or more successive quarters where real gross domestic product grows at less than a two-percent rate and where a recession is avoided. Currently, it appears that somewhat more rapid growth may resume in the fourth quarter of 1995 and continue into 1996.

  Looking forward for the next five years, we believe that two major areas of growth stand out: first, high-tech capital equipment including exports of high-tech capital goods; and second, consumer spending on healthcare, travel, and recreation.

Q. What about the stock market?

A. Prospects for further stock market gains in the years ahead seem promising. As the generation of "baby-boomers" ages, and their retirement financing needs become more clear to them, the flow of money into the stock market seems likely to increase. This investing may take many forms: direct, mutual funds, 401(k) plans, pension plans, etc. Corporate stock buy-backs have also become an important driving force in the marketplace, and the flow of funds from outside the U.S. seems likely to increase. When you combine these factors with the effects of an accommodating monetary policy and a reasonable level of stock valuation, we believe that the basic conditions exist for potentially continuing the bullish stock market.

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The Guardian Stock Fund Profile

Objective: Long-term growth of capital
-------------------------------------------
Portfolio: At least 80% common stocks
           and securities convertible into
           common stocks
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Inception: 4/13/83
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Net Assets at June 30, 1995: $1,350,990,170
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     "Some portfolio managers try to get the market to conform to their theories. We believe it is more fruitful to simply perceive the `way of the universe,' and then get ourselves--and our portfolio--aligned with it."

                                                  -- Charles E. Albers

Comparison of Common Stocks Held by the Fund and the S&P 500 by Economic Sector

The two sectors where the Fund had a significant overweighting versus the S&P 500 were technology and basic industry. The overweighting in technology was an important aid to performance in the first half of 1995.

   [The tables below were represented as pie graphs in the printed material.]


   The Guardian
    Stock Fund                                     S&P 500
    ----------                                     -------
Utilities - 0.07%                            Utilities - 11.71%
Other - 15.44%                               Other - 17.78%
Financial - 13.02%                           Consumer Staples - 20.94%
Consumer Staples - 9.52%                     Energy -  9.95%
Energy - 11.48%                              Financial - 11.45%
Basic Industries - 15.95%                    Basic Industries - 7.21%
Technology - 27.99%                          Technology - 15.52%
Capital Goods - 6.53%                        Capital Goods - 5.44%

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Portfolio Composition

  The Guardian Stock Fund portfolio holds approximately 250 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

   [The table below was represented as a pie graph in the printed material.]

               Fixed Income (Including Convertibles)           1.3%
               Cash & Cash Equivalents                         7.7%
               Common Stocks                                  91.0%
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Growth of a Hypothetical Investment

   [The table below was represented as a line graph in the printed material.]

The Guardian Stock Fund: Growth of a $10,000 Investment

           GSF              S&P 500            CPI
           ---              -------            ---
4/83    $10,000.00        $10,000.00       $10,000.00
6/84     10,684.49         10,327.92        10,570.85
6/85     14,359.51         13,501.09        10,958.21
6/86     20,326.09         18,307.21        11,151.89
6/87     22,920.09         22,897.80        11,580.02
6/88     23,115.03         21,282.96        12,028.54
6/89     26,540.99         25,594.54        12,650.36
6/90     28,333.78         29,748.97        13,251.78
6/91     29,787.98         31,937.73        13,873.60
6/92     34,597.53         36,196.13        14,301.73
6/93     46,489.86         41,100.11        14,719.67
6/94     47,471.00         41,666.51        15,096.84
6/95     57,775.00         43,645.48        15,565.75


A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983, would have grown to $57,775 on June 30, 1995. This represents a total return of 477 percent! We compare our performance to that of the S&P 500, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P, a similar hypothetical investment would have had a total return of 336 percent and would now be worth $43,645. The cost-of-living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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                Average Annual Returns for Periods Ended 6/30/95
                                                              Life of Fund
                               1 Year    5 Years  10 Years  (since 4/13/83)
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  Guardian Stock Fund          23.97%    15.74%   15.15%       15.62%
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  S&P 500 Index                25.93%    12.02%   14.54%       14.54%
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     These figures represent past performance and are no guarantee of future results. Investment return and principal value will fluctuate and redemption value may be more or less than original cost.

     Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract.

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The Guardian Bond Fund

[Photo of Michele S. Babakian, Portfolio Manager]

Q. How was overall bond market performance during the first six months of 1995? Were there specific sectors that did better than others?

A.The bond market performed extremely well in the first half of 1995 with the Lehman Aggregate Bond Index producing an 11.44 percent return.* The Index's return is made up of the returns of various types of fixed-income securities with each sector class providing the following returns: 11.21 percent on Treasury and agency securities, 13.80 percent on corporate bonds, 10.73 percent on mortgage-backed securities, and 8.14 percent on asset-backed securities. Corporate bonds obviously outperformed all other sectors of the fixed-income market. This occurred despite narrow yield spreads to the Treasury curve. Investor demand and low supply in the first quarter caused spreads to continue to narrow to historically tight levels. In the second quarter, an increase in the number of new issues caused spreads to widen. Nonetheless, new corporates continued to be aggressively purchased.

Q. How did the Fund perform in this environment?

A. The Fund had a total return of 10.37 percent for the six-month period ended June 30, 1995.# The chart below compares the composition of the Fund to the Lehman Aggregate Bond Index at June 30, 1995.

     The main sector that caused the Fund to lag behind the Index's year-to-date return was the mortgage-backed sector. Interest rate volatility increased significantly in the second quarter causing mortgage prices to lag behind the performance of other fixed-income sectors. Our comparatively heavy allocation to this sector is being maintained into the third quarter as, however, volatility is expected to drop.

   [The table below was represented as a bar graph in the printed material.]


                    The Guardian Bond Fund        Lehman Aggregate Bond Index
                    ----------------------        ---------------------------
Treasury & Agency           25.6                             54.2
Corporate                   25.9                             16.7
Mortgage-backed             38.1                             28.0
Asset-backed                 6.8                              1.1
Cash                         3.6                              0.0

Q. What has been your investment strategy so far this year and will you continue it during the next period?

A. During the first quarter, we maintained a relatively large cash position until a low growth/inflation trend was confirmed. This more defensive posture included a higher allocation to Treasury securities and short-term asset-backed securities. As the bond market rally continued, we became more bullish on the market and extended the duration of the portfolio from being shorter than that of the Lehman Aggregate Bond Index to a duration on June 30 of 5.0 years, which was .23 years longer than the Index. The steepening of the yield curve and expectation of a Federal Reserve easing of rates prompted us to purchase more assets in the shorter end of the curve. After reaching 34.4 percent at the end of January 1995, the Fund's total Treasury and agency position has since been pared down to 25.6 percent on June 30, 1995, while net purchases of higher yielding corporate securities and mortgage pass-throughs have increased.

Q. What is your outlook on the economy?

A. The final two quarters of 1995 are expected to exhibit more stability in yields as well as lower volatility levels. There may be mixed economic growth

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* The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment.

# Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the fund will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

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statistics and inflation data but recent economic forecasts project that gross domestic product figures for the third and fourth quarters should come in at around 1.5 percent and 2.7 percent, respectively, with the annual consumer price index rate, a rate that is used as a measure of inflation, expected to be approximately 3.0 percent to 3.5 percent.

     Unlike the first half of 1995 when the major calamities of the collapse of emerging markets, the Mexican debt crisis, and depreciation of the dollar occurred, the second half should exhibit more stability. Emerging markets have recovered, the dollar has regained some of its strength and our domestic budget process should be bullish for the market.

     With the expected stabilizing of the U.S. and global financial markets and with moderate gross domestic product growth, we believe that we can look forward to continued positive returns.


     "We expect that volatility in the mortgage market should decrease in the third and fourth quarters from the high levels of the second quarter, causing better total returns for this sector."
                                                    -- Michele S. Babakian

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The Guardian Bond Fund Profile

Objective: A high level of current income and
           capital appreciation without undue
           risk
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Portfolio: At least 80% investment-grade bonds
           and U.S. government securities
----------------------------------------------
Inception: 5/1/83
----------------------------------------------
Net Assets at June 30, 1995: $345,490,335
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Effective SEC 30-Day Yield
(as of June 30, 1995): 6.42%

    [The table below was represented as pie graph in the printed material.]

                    S&P's Credit Ratings as of June 30, 1995

                              AAA            67.4%
                              A               5.0%
                              BBB            18.1%
                              Nonrated        2.8%
                              Other           3.6%
                              AA              1.7%
                              BB              1.4%

The Guardian Bond Fund manages credit risk by investing at least 80 percent of its assets in investment-grade bonds rated in the four highest categories by Standard & Poor's or Moody's Investors Service.

                              Portfolio Composition

    [The table below was represented as pie graph in the printed material.]

                    U.S. Govts. & Agencies             25.6%
                    Mortgages (multi-class)            28.6%
                    Mortgages (pass-throughs)           9.5%
                    Asset-backed                        6.8%
                    Corporate Bonds                    25.9%
                    Cash & Cash Equivalents             3.6%

The Guardian Bond Fund can help smooth out the market fluctuations in your overall portfolio because bond prices do not generally move in step with stock prices. And although money market securities can provide less risk to principal, bonds generally provide higher income.

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Gabelli Capital Asset Fund

[Photo of Mario Gabelli, Chief Investment Officer]

     In the Fund's first two months of operation, the net asset value increased
2.0 percent.

     We thought in our first communication we would share with you a description of our valuation methodology as well as excerpts from BARRON'S 1995 midyear interview with the Fund's Chief Investment Officer, Mario Gabelli. Discussions of individual companies are not necessarily reflective of the Fund's portfolio holdings.

                               [Pyramid drawing]

     Our focus is on free cash flow: earnings before interest, taxes, depreciation, and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business's value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous-earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance-sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental, and healthcare issues. We want to know everything and anything that will add to or detract from our private market value estimates. Finally, we look for a catalyst, i.e., something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division, or the development of a profitable new business.

BARRON'S 1995 Midyear Roundtable

Barron's: Tell us, Mario, will the rest of '95 be as good as the first half?

Gabelli: When we started the year, I basically said, "Look, every company I follow has been cutting costs, and earnings are going to be good. Well, earnings have been terrific."

Q: Okay. We'll grant, too, that there's more deal activity, as you predicted.

Gabelli: My prescription for 1995 was that we were going to have a deal a day; that the phenomenon was going to be global and focused; that certain companies would buy other companies to gain distribution or product niches. I also pointed to Jack Welch and Kemper as the beginning of the third wave of takeovers, in which hostile deals would become increasingly common. And you saw, just in the last three months - what's that company? - IBM launched a hostile bid for a company they wanted. And Ingersoll-Rand, which is a really sleepy company that you would never dream would do a hostile, took over Clark Equipment. You also saw it with International Paper trying to overbid a Swiss paper company, taking it to court. What I did not get right was the level of interest rates. I felt rates wouldn't back off from 8 percent - and they've had one of the bigger rallies in the last six months.

Q: But - don't tell us - individual stocks are another matter for a savvy stock picker like you.

Gabelli: How did you guess? Individual stocks are going to do quite well in their sectors. In the takeover game, even you can identify some fairly obvious trends.

Q: Why not just tell us about them?

Gabelli: There are the broadcasters, the banks, the brokers - you can take a triple-B approach. The broadcasters, because of changes in regulations. I identified this back in January and they have done spectacularly well. The brokers, because Glass-Steagall is going to be changed, as we also discussed at the Roundtable. We've already seen the Germans going into Britain and buying Kleinwort; the Dresdner Bank did the deal. You're going to see, if Glass-Steagall is changed, that it rings a big bell for banks to get into the brokerage business. Then there are the banks themselves. Every day, you're seeing a bank deal in the headlines. Those 8,000 banks - or whatever the number is - are going to be consolidated.

   My conclusion is that over the next six months, the next twelve months, you're going to have some fairly strong stocks.

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Q: Which ones, is the question.

Gabelli: I just got back from a quick trip abroad - six countries in six days or something. Being in Kuwait and driving to the border there, I got the feeling I wouldn't want to play golf on the border because I slice. Being in Jerusalem, one hopes there is peace and a great deal of opportunity. Being in Italy, which is about thirty minutes by F16 to Bosnia, you worry about those pockets of conflict. But I was also in Paris and stopped off at the Paris Air Show, where I saw some other dynamics.

Q: Sure, aerodynamics.

Gabelli: Those, too! But one of the dynamics that is very clear to me, and which I talked about at the Roundtable, is that there are three billion new consumers out there. You have them in China. You have them in India. The 5 percent of the population in India that's middle class is bigger than the population of Italy. It's almost as big as the population of Germany. And they are going to travel. I was on enough airplanes to make me sensitive to the age of those machines.

Q: There must be an investment idea in here somewhere?

Gabelli: Boeing has an advantage, from a currency point of view, and because of its technology position. Also, because an aging fleet needs to be replaced, and from the point of view that the growth in these emerging markets is consumer-driven. So Boeing - and vendors to Boeing - are going to be quite attractive over the next two or three years. I like a bunch of companies in the Boeing-vendor category. One might argue that I should just buy Boeing at $64 or buy Honeywell, which makes some advanced avionics for it, at $42 - and I'm kind of orienting my thinking in that fashion. But the ones that I'm particularly fond of - and I have ridden them up and down - are the nuts and bolts makers.

Q: Can you be a tad more specific?

Gabelli: There's a company called SPS Technologies, with 5.5 million shares outstanding and a new management. The stock is at $37. Earnings this year should be $2.35-$2.50, and they are going to march right up to $5 by 1998. Management will make some acquisitions on top of that, so you're talking about $7-$8 of earnings. The stock is going to sell at a materially higher price. Hi-Shear is a company that sells at $7 and has six million shares outstanding. It's a small cap, but it's breaking even at the bottom of its cycle and - as soon as Boeing starts shipping more - they're going to get better orders.

   Then, you have some bigger companies like Crane, which has 30 million shares on the New York Stock Exchange and trades at $36. They earned $1.85 in '94; they're going to do $2.40 this year. Earnings are going to march right up to $3.50-$5.00 by the year 2000. In the Boeing category, they make things like anti-skid brakes, so the planes stop when you want them to. They make pumps. And they've bought a couple of other small suppliers to Boeing, so they have a package there. We are also very fond of another company, called Ametek, on the New York Stock Exchange. It has about 34 million shares outstanding. The stock is at $17. They are going to do $1.35 this year, which marches steadily up to about three bucks in the year 2000. We're a major shareholder. They've been buying back the stock. They're very shareholder-sensitive, they're cash-generators. And the only part of Ametek's business that's been limping is this aerospace part, where they do precision instruments, fluid gauges and so on.

Q: What else are you doing?

Gabelli: In the global game, you have things like music, that travel well. I'm sure Batman Forever will do quite well in the global interactive-couch potato game. So I'm still recommending stocks like Time Warner and Viacom. Entertainment is terrific. When I was driving from the airport in Kuwait, every house had a dish on it. In India they've gone from 500,000 to 16 million satellite dishes. In Iran, they have them - and they're not supposed to. In
Indonesia they are growing. Other things that travel well are CNN, Turner Broadcasting and News Corp. And Disney cartoons - everybody I talked to wants a cartoon channel.

Q: That says something.

Gabelli: I also like other companies in the global media area. I talked about Seagram in January. Essentially, they sold plastics, contrary to the advice in The Graduate, and got into filmed entertainment. Seagram is probably going to figure out a way to get a network distributor; they'll buy a CBS at some point, even though the price is a little rich here.

Q: Too bad you never speak your mind.

Gabelli: In the restructuring camp, I also like an old favorite, which I own a lot of, Hilton. They put the company up for auction. They got a lot of bidders, but not for the whole company. That may also have been the case with Multimedia, which I recommended in January and still like. They are going to split Hilton in two. And when somebody sits down and calculates the present value of the parts, it'll be interesting. So I like Hilton at $67. The spin-offs, in hotels and in gaming, are going to find their own respective suitors. Finally, going back to another old idea, regulatory change coming out of the Telecommunications Deregulation Act of 1995 or 1996 will allow broadcasters to be basically non-controlled. Cable will be able to get into telephone; telephones will be able to get into cable. We're going see a lot of mergers and acquisitions. On my list of transaction-driven companies all are the small ones: Media General, Multimedia, Outlet Communications, Citicasters, and a bunch of radio operators.

Barron's: Thanks, Mario.

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Baillie Gifford International Fund

[Photo of R. Robin Menzies, Portfolio Manager]

Q. We have all heard about the drop in the U.S. dollar. How has that affected the international securities markets?

A. The clearest impact of the dollar's decline is that it has inflated the returns from overseas investments. But if you look at the performance of overseas markets in local terms, many of the overseas markets now appear reasonably priced compared with the U.S. For example, the German market has hardly risen at all and the Japanese market has fallen sharply.

     However, many overseas markets have not yet reflected the strong growth in local earnings because interest rates overseas are still quite high (with the exception of Japan). Since there is still considerable room for interest rates to fall in overseas markets (and low interest rates are generally good for stock markets), stocks in these markets present a potentially good value. We believe that the next six months will be positive for investors in overseas markets in general.

Q. What factors and strategies affected the Fund's performance over the past six months?

A. The Fund had a total return for the six-month period ended June 30 of 0.41 percent.* Our benchmark index, the Morgan Stanley Europe, Australia, and the Far East (EAFE) Index had a return of 2.76 percent for the same period.# Japan had a tough six months, with its stock market returning -8.2 percent in dollar terms (-21.9 percent in yen). Correspondingly, our holdings in Japan (approximately
27.9 percent of the portfolio) retarded Fund performance. Fortunately, the other Asian markets, where we have a sizable exposure, have done much better, as have some European ones, especially on the Continent.

     The Fund has had a strategy of hedging some of its exposure in yen in order to protect U.S. investors from the effects of a decline in the highly valued Japanese currency. This insurance policy was a costly one for most of the past six months, as the yen continued to appreciate, but more recently the dollar has been a little stronger and, currently, our hedges are profitable.

     As regards individual stocks, we have continued to concentrate on high-quality growth stocks which we buy and hold after in-depth research. Examples of these include: some of the lightly regulated British utilities, such as National Power, which are growing their dividends rapidly; Lufthansa, the German airline whose freight and passenger business is booming and whose management has improved enormously since privatization; and companies with exposure to the rapidly growing economies of the Far East, such as Thailand's Industrial Finance Company, whose shares have already risen by nearly 26 percent this year.

Q. Are there any political or demographic factors that are making certain countries or regions particularly attractive?

A. We are still impressed by the smaller Asian economies, several of which, such as Malaysia and Thailand, are achieving real growth rates of 7 to 10 percent -- and look set to continue to do so.

     We are impressed by the core hard-currency countries of Europe such as Germany and Holland. There are many strong companies based in these countries, and interest rates are likely to fall over the next few months.

     The British market is also looking quite attractive; its valuation has been depressed by overblown political concerns but earnings growth is still strong.

--------------------------------------------------------------------------------
* Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

# The Morgan Stanley EAFE Index is a leading unmanaged index of international stocks. It is capitalization-weighted and carries a significantly higher weighting (50 percent plus) in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and EAFE may not therefore always correlate closely. The EAFE Index is not available for investment.

--------------------------------------------------------------------------------

     Though the Japanese market remains very highly rated, its valuations are now back to what are, for Japan, normal levels after the excesses of the "bubble economy" period from 1985 to 1989 when prices rose out of control. Japan's economic recovery is continually deterred by the strength of the yen, but exporters, amazingly, seem to be slowly adjusting to this tough situation. It is also encouraging that Japanese banks are finally recognizing their bad debt problems. Compared to our benchmark, we have a relatively low weighting in Japan at present; our next move will probably be to increase it.

     The political wild card among the major markets is probably France. The recently elected President Chirac is far less of a hawk on interest rates and is less concerned about the strength of the franc. He is likely to cut interest rates more over the next few months, and the French market should begin to show a positive response to this.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile

Objective: Long-term capital appreciation
----------------------------------------------
Portfolio: At least 80% in a diversified
           portfolio of common stocks
           of companies outside of the
           United States
----------------------------------------------
Inception: 2/8/91
----------------------------------------------
Net Assets at June 30, 1995:  $301,203,060

     "Most overseas markets have lagged behind the U.S. this year--at some point we believe they will start to catch up. We think that point is quite close."
                                                             -- R. Robin Menzies

--------------------------------------------------------------------------------

Access to equity markets worldwide?

     Many foreign markets have outperformed the U.S. market over the past ten years. In today's market environment, an investor with a well-chosen mix of domestic and foreign investments may experience higher overall returns than an investor holding only U.S. investments. International funds such as Baillie Gifford International Fund allow you to take advantage of many long-term growth opportunities that exist beyond U.S. borders.

   [The tables below were represented as pie graphs in the printed material.]

-------------------------------------------
            World Equity Markets
             as of January 1995

U.S. Market                        34%
International Markets              66%
-------------------------------------------

     Diversifying your portfolio internationally may lower your overall portfolio risk as well as increase your investment returns. Baillie Gifford International Fund seeks to provide the opportunity to counterbalance swings in the U.S. stock market because long-term data show a relatively low correlation between the performance of the U.S. stock market and the performance of collective international markets.
--------------------------------------------
   Composition by Geographic Allocation
             as of 6/30/95

Latin America                      2.6%
Cash & Deposits                    4.6%
Asia (except Japan)               17.7%
Europe                            28.0%
U.K.                              19.2%
Japan                             27.9%
--------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund

[Photo of Edward H. Hocknell, Porfolio Manager]

Q. How have emerging markets performed in the last six months?

A. You really have to divide this period into two halves. Up until the end of March, the markets performed very poorly. The International Finance Corporation
(IFC) Investable Composite Index was down by 14.7 percent through the end of March. Since then, there has been a rebound of nearly 9 percent in the Index.* Although the markets are still down year-to-date, the market outlook is generally much improved. The real turnaround has occurred in Latin America; those markets fell hardest during early 1995 according to the IFC. Now they are recovering most strongly--they were up 18.5 percent in the second quarter. The Asian markets have been much steadier this year.

     The main reason for the turnaround in emerging markets was the markets' realization that Mexico's problems were not shared by other countries and were unlikely to spread because the Federal Funds rate in the U.S. had probably peaked. This loosening of the U.S. monetary vise should have a positive impact on the securities markets of emerging market countries.

Q. How has the Fund performed? What factors and strategies have affected performance?

A. Over the past six months, while the IFC Index is down 7.03 percent for the period, the Fund has fallen only 3.23 percent.# One of the main reasons that the Fund outperformed the Index was our decision to retain high cash reserves earlier in the year. This was a tactical decision which we took in light of poor market conditions. We also overweighted the Asian markets which have been better performers, on a relative basis, so far this year. Within Asia, we concentrated on East Asian countries with high levels of local investment, such as Singapore, Malaysia, and Hong Kong. We avoided places like India and Pakistan, which are still in the early stages of the emerging process. Both of these strategies helped our performance.

Q. Tell us some more specifics. Were some investments, regions, or sectors particularly successful for the Fund? Did you have any disappointments?

A. We have been particularly encouraged by the recent recovery in some of the Eastern European markets, where we have a relatively heavy weighting. For example, the Polish stock market, where 3.1 percent of our assets are invested, rose by 37 percent in the second quarter. For the six-month period ended June 30, 1995, our Polish holdings returned 24 percent. Poland is enjoying high levels of investment and growth as it begins to reap rewards from its tough free-market policies and its proximity to Western Europe. Some of the Fund's best investments this year have been in Eastern Europe: Polifarb, for example, the Polish paint manufacturer, has seen its share price double this year.

     Our main disappointment over the period has been with the South African economy, and, even here, the disappointment has not been a severe one. It is clear, however, that the country is not growing as we had hoped and that inflation seems to be more deeply entrenched than we feared. There are many fine companies in South Africa, but the overall background is not as favorable as in many other emerging markets.

--------------------------------------------------------------------------------
* The IFC Investable Composite Index covers securities which can be dealt in by foreign investors in emerging countries. The Index is market capitalization-weighted and carries a significantly higher weighting in a combination of Mexico and Malaysia (about 50 percent) than the Fund is normally likely to have. The Fund may also invest in markets such as Hong Kong and Singapore, which are not included in the Index, so the performance of the Fund and Index may not always correlate closely. The IFC Investable Composite Index is not available for investment.

# Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What are your expectations for the next six months?

A. We are optimistic. Though emerging markets have underperformed most developed country markets this year in dollar terms, their long-term attractions are far superior. The growth rates of emerging market countries are about twice those of the developed ones and, as the larger economies slow down, the search for growth will concentrate increasingly on the emerging markets. Emerging markets should benefit particularly from lower interest rates worldwide and the return of investors' confidence. According to the World Bank, capital investments are flooding back to these countries, after only a short interruption following Mexico's problems. The long-term outlook is excellent.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile

Objective:  Long-term capital appreciation
----------------------------------------------
Portfolio:  At least 65% in a diversified
            portfolio of common stocks of
            companies located in emerging
            market countries
----------------------------------------------
Inception:  10/17/94
----------------------------------------------
Net Assets at June 30, 1995:  $31,020,734

--------------------------------------------------------------------------------

     "Mexico's problems have made governments in the region screw inflation down even tighter. Latin America's long-term prospects are even better, as a result."
                                                   -- Edward H. Hocknell
--------------------------------------------------------------------------------

What Are Emerging Markets?

     Emerging markets are created when formerly closed-market societies undergo dynamic political, ideological, and demographic changes which allow them to open their economies to foreign investments. This move toward free-market policies may create capital markets that have the potential to produce exceptional long-term growth.

     Emerging markets are primarily located in Latin America, Europe, Asia, the Middle East, and some areas of Africa. Foreign investments can stimulate markets and provide the opportunity to jump-start smaller economies.

--------------------------------------------------------------------------------
                    Portfolio Composition as of June 30, 1995

   [The table below was represented as a pie graph in the printed material.]

                     Cash                                8.8%
                     South Africa                        8.8%
                     Europe/Middle East/Africa          45.3%
                     Latin America                      29.4%
--------------------------------------------------------------------------------

The Investment Approach

     The Fund is managed by Guardian Baillie Gifford Ltd., a company formed through a joint venture between The Guardian Life Insurance & Annuity Company, Inc., and the Scottish investment firm Baillie Gifford Overseas Limited. Baillie Gifford emphasizes a long-term, fundamental approach to investments. To achieve a high level of current income and capital appreciation for the Fund, Guardian Baillie Gifford, Ltd., organizes over fifty investment professionals into teams to concentrate on original, in-house research and to meet on-site with approximately 1,200 foreign companies each year.

 Years of
Experience     BAILLIE GIFFORD IS A LEADER IN:

   20+         Direct investments in smaller Asian markets

   10+ Long-term investments in Mexico, North America's sole emerging market, prior to NAFTA

    5+ Analysts sent to Central and Eastern European companies immediately after the fall of the Berlin Wall

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund


                                     [LOGO]

Q. How has the Fund performed during the past six months?

A. We have been very pleased with the Fund's performance during the six months ended June 30, 1995. It had a total return of 23.05 percent* compared to the S&P 500 Index and the Dow Jones Industrial Average, which had total returns of 20.11 percent and 20.29 percent, respectively.# The stock market performance during this period has been driven by large capitalization stocks (stocks of companies with over $14 billion in market capitalization), stocks with high price/earnings ratios (where the price is over eighteen times the earnings) and low yield stocks (where the return is less than 1 percent).

Q. What has been your investment focus during the first six months of the year? What will it be for the next six months?

A. Our investment focus remains the same as six months ago. The portfolio is biased toward the technology sector, where we see continued earnings momentum. Through the end of June, technology has clearly been the leader. We do not anticipate making major changes to our strategy at this point. However, small capitalization stocks represent an overlooked area and may be an area of opportunity in the coming quarters as investors start bargain-hunting. In anticipation of this move, the average market capitalization of the Centurion Fund may drift lower as we see good value in this overlooked area. We will continue to use the Value Line Ranking System and select only those stocks that are ranked in the two highest categories for "timeliness" -- probable market performance in the following six to twelve months.

Q.  What is your outlook on the economy?

A. When the numbers are finally in, it is our view that the second quarter will reflect some economic weakness, but it will not be the beginning of a slide into recession. The economy appears sound and we believe that it should have a modest rebound going into 1996. Inflation remains in check and interest rates should continue to decline modestly. Corporate earnings remain sufficiently strong to provide support for this market. While it is possible to have a correction at any time, the long-term investor should use this as a buying opportunity. We believe that the current economic cycle is of a longer term, having three to four years remaining before we need to worry about a possible recession.

--------------------------------------------------------------------------------
* Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Fund expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate accounts, which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

# The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Dow Jones Industrial
   Average is another unmanaged index which is generally considered to be representative of the U.S. stock market activity. The S&P 500 Index and the Dow Jones Industrial Average are not available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile

Objective:   Long-term growth of capital
-------------------------------------------
Portfolio:   At least 90% common stocks
-------------------------------------------
Inception:   11/15/83
-------------------------------------------
Net Assets at June 30, 1995:  $445,177,030
-------------------------------------------

"Significant changes are likely to take place in the coming years that will alter the face of corporate America, driven by a technological revolution and changing demographics. This should create significant opportunities for investors in small-to mid-cap stocks."

----------------------------
 Value Line RANKING SYSTEM
        1700 STOCKS

          HIGHEST
             1
            BUY
             2

             3
           SELL
             4

             5
          LOWEST
----------------------------

     Each week, Value Line ranks approximately 1,700 stocks in over 90 different industries on a scale of 1 (highest), to 5 (lowest) for "Timeliness." Timeliness is Value Line's estimate of the probable market performance of each stock during the next year relative to all 1,700 stocks. Value Line believes that stocks ranked #1 will perform the best and stocks ranked #5 will perform the worst. The Value Line Centurion Fund buys only stocks ranked #1 or #2 by the Value Line Ranking System and sells stocks if their ranks drop below #2.

   [The table below was represented as a pie graph in the printed material.]

--------------------------------------------------------------------------------
                         Composition as of June 30, 1995

                   Transportation                          1.2%
                   Miscellaneous                           2.0%
                   Other Securities                        3.2%
                   Consumer Staples                        4.2%
                   Basic Industries                        4.2%
                   Cash & Cash Equivalents                 7.1%
                   Financial Services                      7.2%
                   Capital Goods                           8.5%
                   Consumer Cyclical                      13.4%
                   Healthcare                             16.0%
                   Technology                             33.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns for Period Ended 6/30/95

                                                                Life of Fund
                                 1 Year    5 Years  10 Years  (since 11/15/83)
--------------------------------------------------------------------------------
  Value Line Centurion Fund      36.80%    14.85%   14.28%       12.64%
--------------------------------------------------------------------------------
  S&P 500 Index                  25.93%    12.02%   14.54%       14.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust

                                     [LOGO]

Q.  How were the Trust's assets allocated in the first half of 1995?

A. The Strategic Asset Management Trust uses Value Line's proprietary stock and bond market models to determine the suggested optimal asset allocation at any given time. Although the Trust may place as much as 100 percent of its investments in any given asset class, on average over time it will hold about 55 percent of assets in stocks, 35 percent in bonds, and 10 percent in money market instruments. In the first half of 1995, the stock model continued to suggest a moderately bullish stance, and 65 percent to 75 percent of assets were held in stocks. The variable in the model that suggested a moderately bullish stance was the decline in long-term U.S. interest rates. This, combined with a relatively high level of free reserves in the banking system, offset the negative factor of higher stock prices. The bond model determines what proportion of remaining assets will be in bonds versus cash. The bond model moved from neutral to negative in the first half of 1995. This shift was due to the declining yields offered by bonds--meaning that the income earned from a bond compared to its price deteriorated. The Trust has therefore purchased no additional bonds in
1995, and this asset class has stood at just over 10 percent of total holdings throughout the period. That has left 15 percent to 25 percent of the Trust invested in cash equivalents such as short-term U.S. government agency obligations and repurchase agreements thus far in 1995.

--------------------------------------------------------------------------------
* Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Trust expenses. The actual total returns for owners of the variable annuities or variable life insurance policies which provide for investment in the Trust will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract. Past performance is not a guarantee of future results.

# The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government bond and corporate bond market activity. The S&P 500 Index and the Lehman Government/Corporate Bond Index are not available for investment.

Q.  How did the Trust perform in the first six months of the year?

A. The Trust earned a total return of 15.56 percent in the first six months of the year.* This compared with gains of 20.11 percent for the unmanaged Standard & Poor's 500 Index and 11.80 percent for the Lehman Government/Corporate Bond Index.#

Q. What were some successful investments during this period? Were there any disappointments?

A. The Trust's stock investments are selected from among issues ranked highly by the Value Line "Timeliness" Ranking System, which tends to favor stocks with strong earnings momentum, strong stock price momentum, and attractive valuations. Investments are currently well-diversified among about 130 different stocks. Top contributors to performance during the first half of the year included McDonnell Douglas (aerospace), Safeway (grocery), IBM (computers), Capital Cities/ABC (broadcasting), and Medtronic (healthcare). As always, there were disappointments, too, including Sunbeam (household products), Pep Boys (retailing), Georgia Gulf (chemicals), and WMS Industries (recreation). These disappointing stocks have been replaced with issues with the potential for stronger earnings and price momentum.

     As for bond investments, the Trust always stays with high-quality selections. In 1995, the portfolio has held only U.S. Treasury bonds. Just over half of these holdings are the 7.25 percent interest rate bonds maturing in August, 2022; they have provided the Trust with an excellent total return of about 19 percent in the first half of 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q. What are the Trust's allocation models saying as we point toward the remainder of 1995?

A. As stock prices have risen, the Trust's stock market model has been moving toward a neutral posture, although it remains slightly bullish at 60 percent invested. The bond model remains negative due to this year's sharp rally in prices, which resulted in a drop in yields. It seems likely, then, that at this time the portfolio will be trimming its stockholdings a bit, with the proceeds going into cash equivalents rather than into bonds.

"Over a significantly reliable period, history shows us that a certain combination of stocks and bonds will have the same risk level as bonds alone, but a substantially higher rate of return."

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile

Objective:   High total return consistent with
             reasonable risk
-----------------------------------------------------
Portfolio:   Stock, bonds, and money market
             instruments
-----------------------------------------------------
Inception:   10/1/87
-----------------------------------------------------
Net Assets at June 30, 1995:  $769,180,988
-----------------------------------------------------

   [The table below was represented as a pie graph in the printed material.]
               ---------------------------------------------------
                      Trust Allocation as of June 30, 1995

               Money Market Instruments/Cash                 15.0%
               Bonds                                         10.5%
               Stocks                                        74.5%
               ---------------------------------------------------

--------------------------------------------------------------------------------
Model     Indicator   Allocation
-------------------------------------------------
 Stock    Slightly    Slightly higher in stocks
          Bullish     Lower in bonds & cash
-------------------------------------------------
 Bond     Bearish     Lower in bonds
                      Higher in cash
-------------------------------------------------

     When the stock model is bullish, the Trust's stock allocation percentage will be relatively high, and the bond and cash positions relatively low. The stock position is also affected by the relationship of the stock model reading to the current U.S. Treasury bill yield.

     When the bond model is bullish, a greater percentage of the Trust's assets will be allocated to bonds and a lesser percentage to cash.

     The Trust's portfolio mix is based on the outputs of Value Line's stock and bond computer models as well as the prevailing yield on three-month U.S. Treasury bills. The models have been rigorously back-tested over a twenty-year time span by Value Line's statistical research staff and have shown significant predictive ability over this period. Although past performance of these models is no guarantee of future results for the Trust, Value Line believes its models can be successful in predicting future market trends.

     There are no limits on the percentage of the Trust's assets that can be invested in any of the three asset classes. But under "neutral" circumstances and over a long time period, the portfolio will be 55 percent invested in stocks, 35 percent in bonds, and 10 percent in money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Q. How did The Guardian  Cash Fund perform  during the first six months of 1995?

A. As of June 30, 1995,  the current  7-day yield for The Guardian Cash Fund was
5.51 percent and the effective 7-day yield was 5.66 percent. The Fund produced an annualized total return of 5.54 percent through June 30, 1995.*

Q.  What was your investment strategy during this period?

A. As always, our investment strategy was to seek high current income along with maximum safety by investing in a diversified portfolio of money market instruments that, according to our criteria, we believe present minimal credit risks. During the first half of 1995, the Fund only purchased securities from issuers that had received ratings in the highest credit quality categories established by nationally recognized statistical ratings organizations such as Moody's and/or Standard & Poor's. Most of the portfolio (92.8 percent) was invested in commercial paper; the balance (7.2 percent) was invested in repurchase agreements.

Q.  What factors affected the Fund's performance?

A. Our standard policy is to maintain the Fund's "average days to maturity" in the short range. In the first half of 1995, this policy allowed the Fund to take advantage of the higher yields which market volatility caused to become available in the types of securities typically purchased by the Fund.

     "A money market fund investment option is suitable for those who wish to remain invested in the market but are concerned about safety of principal."
                                             -- Alexander M. Grant, Jr.

--------------------------------------------------------------------------------
The Guardian Cash Fund Profile

Objective:  As  high a level of current income
            as is consistent with liquidity and
            preservation of capital
--------------------------------------------------
Portfolio:  Short-term money market
            instruments
--------------------------------------------------
Inception:  11/1/81
--------------------------------------------------
Net Assets at June 30, 1995:  $359,222,022
--------------------------------------------------

--------------------------------------------------------------------------------

     Investments in the Fund are neither insured nor guaranteed by the U.S. government. While the Fund seeks to maintain a stable price of $10.00 per share, there is no assurance that it will be able to do so.

* Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. The actual total return for owners of the variable annuities or variable life insurance policies which provide for investment in the Fund will be lower to reflect charges deducted from the separate account, which relate to a particular contract and the charges under such contract.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Guide To Financials

--------------------------------------------------------------------------------
The Guardian Separate Account D                                               20
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.                                                 28
--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.                                                  36
--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.                                                  42
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                                                    52
--------------------------------------------------------------------------------
Baillie Gifford International Fund                                            58
--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                                         66
--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.                                               80
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust                                   88

Separate Account D -- 1
------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995 (Unaudited)


                                                                                                               Gabelli
                                                               Guardian         Guardian        Guardian       Capital
                                                                Stock             Bond            Cash          Asset
                                              Combined           Fund             Fund            Fund           Fund
                                           -----------------------------------------------------------------------------
LIFO Cost ...............................  $          --     $ 627,893,659   $ 188,420,854   $ 171,822,034   $ 5,884,964
                                           =============================================================================
Assets
  Shares outstanding ....................             --        23,380,805      15,254,883      17,182,203       582,496

  Net asset value per share (NAV) .......             --             32.98           12.30           10.00         10.20
    Total  Assets (Shares x NAV) ........  $ 2,083,212,476   $ 771,098,951   $ 187,635,061   $ 171,822,034   $ 5,941,463
                                           ---------------   -------------   -------------   -------------   -----------
Liabilities
  Annuitant Mortality Fluctuation Fund ..        5,063,065         (46,461)        (35,206)      5,268,581          --
  Due to The Guardian Insurance &
    Annuity Company, Inc. ...............        3,842,848       1,552,953         404,072         (94,362)        3,657
                                           ---------------   -------------   -------------   -------------   -----------
    Total  Liabilities ..................        8,905,913       1,506,492         368,866       5,174,219         3,657
                                           ---------------   -------------   -------------   -------------   -----------
    Net Assets -- Note 3 ................  $ 2,074,306,563   $ 769,592,459   $ 187,266,195   $ 166,647,815   $ 5,937,806
                                           ===============   =============   =============   =============   ===========


--------------------------------------------------------------------------------------------------------
                                                               Baillie                      Value Line
                                               Baillie         Gifford                       Strategic
                                               Gifford         Emerging    Value Line          Asset
                                            International       Markets     Centurion        Management
                                                 Fund            Fund          Fund             Trust
                                            ------------------------------------------------------------
LIFO Cost ...............................   $ 186,936,170   $ 10,461,423   $ 168,397,580   $ 459,340,670
                                            ============================================================
Assets
  Shares outstanding ....................      13,648,693      1,208,698       8,594,715      29,328,092

  Net asset value per share (NAV) .......           14.75           8.40           21.94           18.64
    Total  Assets (Shares x NAV) ........   $ 201,318,221   $ 10,153,067   $ 188,568,052   $ 546,675,627
                                            -------------   ------------   -------------   -------------
Liabilities
  Annuitant Mortality Fluctuation Fund ..         (19,608)          --           (16,103)        (88,138)
  Due to The Guardian Insurance &
    Annuity Company, Inc. ...............         391,311         44,818         380,572       1,159,827
                                            -------------   ------------   -------------   -------------
    Total  Liabilities ..................         371,703         44,818         364,469       1,071,689
                                            -------------   ------------   -------------   -------------
    Net Assets-- Note 3 .................   $ 200,946,518   $ 10,108,249   $ 188,203,583   $ 545,603,938
                                            =============   ============   =============   =============



------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D

COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 1995 (Unaudited)


                                                                                                               Gabelli
                                                               Guardian         Guardian        Guardian       Capital
                                                                Stock             Bond            Cash          Asset
                                              Combined           Fund             Fund            Fund           Fund
                                           -----------------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ................  $     4,825,924   $        --     $        --     $   4,825,924   $      --
  Expenses-- Note 4:
    Mortality and expense risk charges ..       11,345,296       4,055,203       1,034,336       1,124,355         3,657
                                           ---------------   -------------   -------------   -------------   -----------
  Net investment income/(expense) .......       (6,519,372)     (4,055,203)     (1,034,336)      3,701,569        (3,657)
                                           ---------------   -------------   -------------   -------------   -----------

Realized and Unrealized  Gain/(Loss)
  from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from
      sale of investments ...............         (226,046)        (61,753)         38,514            --              11
                                           ---------------   -------------   -------------   -------------   -----------
    Net realized gain/(loss) on
      investments .......................         (226,046)        (61,753)         38,514            --              11
                                           ---------------   -------------   -------------   -------------   -----------
  Unrealized appreciation/(depreciation)
    of investments:
    End of period .......................      264,055,123     143,205,292        (785,792)           --          56,499
    Beginning of period .................       11,715,441      16,969,389     (18,824,976)           --            --
                                           ---------------   -------------   -------------   -------------   -----------
    Change in unrealized appreciation/
      (depreciation) ....................      252,339,682     126,235,903      18,039,184            --          56,499
                                           ---------------   -------------   -------------   -------------   -----------
  Net realized and unrealized gain/(loss)
    from investments ....................      252,113,636     126,174,150      18,077,698            --          56,510
                                           ---------------   -------------   -------------   -------------   -----------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations .............  $   245,594,264   $ 122,118,947   $  17,043,362   $   3,701,569   $    52,853
                                           ===============   =============   =============   =============   ===========



--------------------------------------------------------------------------------------------------------
                                                               Baillie                      Value Line
                                               Baillie         Gifford                       Strategic
                                               Gifford         Emerging    Value Line          Asset
                                            International       Markets     Centurion        Management
                                                 Fund            Fund          Fund             Trust
                                            ------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ................   $        --     $       --     $        --     $        --
  Expenses-- Note 4:
    Mortality and expense risk charges ..       1,066,248         44,104         976,304       3,041,089
                                            -------------   ------------   -------------   -------------
  Net investment income/(expense) .......      (1,066,248)       (44,104)       (976,304)     (3,041,089)
                                            -------------   ------------   -------------   -------------

Realized and Unrealized  Gain/(Loss)
  from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from
      sale of investments ...............        (415,830)          (860)         50,911         162,961
                                            -------------   ------------   -------------   -------------
    Net realized gain/(loss) on
      investments .......................        (415,830)          (860)         50,911         162,961
                                            -------------   ------------   -------------   -------------
  Unrealized appreciation/(depreciation)
    of investments:
    End of period .......................      14,382,050       (308,356)     20,170,473      87,334,957
    Beginning of period .................      13,267,801       (345,236)    (13,578,171)     14,226,634
                                            -------------   ------------   -------------   -------------
    Change in unrealized appreciation/
      (depreciation) ....................       1,114,249         36,880      33,748,644      73,108,323
                                            -------------   ------------   -------------   -------------
  Net realized and unrealized gain/(loss)
    from investments ....................         698,419         36,020      33,799,555      73,271,284
                                            -------------   ------------   -------------   -------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations .............   $    (367,829)  $     (8,084)  $  32,823,251   $  70,230,195
                                            =============   ============   =============   =============




                        See notes to financial statements


--------------------------------------------------------------------------------

                                    20 & 21

Separate Account D -- 1
------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D

COMBINED STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 1994 (Audited) and
Six Months Ended June 30, 1995 (Unaudited)


                                                                                                               Gabelli
                                                               Guardian         Guardian        Guardian       Capital
                                                                Stock             Bond            Cash          Asset
                                              Combined           Fund             Fund            Fund           Fund
                                           -----------------------------------------------------------------------------
1994 Increase/(Decrease) From Operations
  Net investment income/(expense) ....... $    7,026,819   $   1,926,435    $  7,458,019    $  4,274,931    $       --
  Net realized gain/(loss) from
    sale of investments .................     (2,297,672)     (1,057,545)       (432,068)             --            --
  Reinvested realized gain
    distributions .......................     21,486,596      17,343,666         812,048              --            --
  Change in unrealized appreciation/
    (depreciation) of investments .......    (77,418,998)    (30,709,767)    (15,646,583)             --            --
                                          --------------   -------------    ------------    ------------    ----------
  Net increase/(decrease) resulting
    from operations .....................    (51,203,255)    (12,497,211)     (7,808,584)      4,274,931            --
                                          --------------   -------------    ------------    ------------    ----------
1994 Contract Transactions
  Net contract purchase payments ......      503,986,245     166,667,511      36,056,334      88,181,951            --
  Transfer between/within separate
    accounts ..........................          259,681      27,950,476     (25,340,683)    (11,696,586)           --
  Administrative charges -- Note 4 ....       (1,537,653)       (526,859)       (151,735)        (67,170)           --
  Redemptions and annuity benefits ....      (89,548,162)    (22,112,355)    (11,882,503)    (18,541,252)           --
                                          --------------   -------------    ------------    ------------    ----------
  Net increase/(decrease) from contract
    transactions ......................      413,160,111     171,978,773      (1,318,587)     57,876,943            --
                                          --------------   -------------    ------------    ------------    ----------
Actuarial Increase in Reserves for
  Contracts in Payment Period .........           71,734          21,930          11,420           4,659            --
                                          --------------   -------------    ------------    ------------    ----------
Total Increase in Net Assets ..........      362,028,590     159,503,492      (9,115,751)     62,156,533            --
  Net Assets at December 31, 1993 .....    1,379,628,315     420,893,135     167,134,725     115,246,035            --
                                          --------------   -------------    ------------    ------------    ----------
  Net Assets at December 31, 1994 .....   $1,741,656,905   $ 580,396,627   $ 158,018,974    $177,402,568    $       --
                                          ==============   =============    ============    ============    ==========

1995 Increase/(Decrease) From Operations
  Net investment income/(expense) ....... $   (6,519,372)  $  (4,055,203)   $ (1,034,336)   $  3,701,569    $   (3,657)
  Net realized gain/(loss) from sale
    of investments ......................       (226,046)        (61,753)         38,514              --            11
  Change in unrealized appreciation/
    (depreciation) of investments .......    252,339,682     126,235,903      18,039,184              --        56,499
                                          --------------   -------------    ------------    ------------    ----------
  Net increase/(decrease) resulting
    from operations .....................    245,594,264     122,118,947      17,043,362       3,701,569        52,853
                                          --------------   -------------    ------------    ------------    ----------
1995 Contract Transactions
  Net contract purchase payments ........    150,925,885      61,467,958       9,789,508      26,631,475     2,254,431
  Transfer between/within separate
    accounts ............................        178,323      25,267,056       9,014,841     (31,252,005)    3,631,305
  Administrative charges -- Note 4 ......     (1,121,773)       (410,347)        (83,816)        (59,218)         (138)
  Redemptions and annuity benefits ......    (62,965,693)    (19,258,270)     (6,523,919)     (9,773,870)         (645)
                                          --------------   -------------    ------------    ------------    ----------
  Net increase/(decrease) from contract
    transactions ........................     87,016,742      67,066,397      12,196,614     (14,453,618)    5,884,953
                                          --------------   -------------    ------------    ------------    ----------
Actuarial Increase in Reserves for
  Contracts in Payment Period ...........         38,652          10,488           7,245          (2,704)           --
                                          --------------   -------------    ------------    ------------    ----------
Total Increase in Net Assets ............    332,649,658     189,195,832      29,247,221     (10,754,753)    5,937,806
  Net Assets at December 31, 1994 .......  1,741,656,905     580,396,627     158,018,974     177,402,568            --
                                          --------------   -------------    ------------    ------------    ----------
  Net Assets at June 30, 1995 -- Note 3 . $2,074,306,563   $ 769,592,459    $187,266,195    $166,647,815    $5,937,806
                                          ==============   =============    ============    ============    ==========

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------
                                                               Baillie                      Value Line
                                              Baillie         Gifford                       Strategic
                                              Gifford         Emerging    Value Line          Asset
                                           International       Markets     Centurion        Management
                                                Fund            Fund          Fund             Trust
                                            ----------------------------------------------------------
1994 Increase/(Decrease) From Operations
  Net investment income/(expense) ....... $   (217,135)  $       (488)   $ (1,472,924)   $ (4,942,019)
  Net realized gain/(loss) from
    sale of investments .................     (441,762)           (15)       (234,057)       (132,225)
  Reinvested realized gain
    distributions .......................           --             --       2,170,502       1,160,380
  Change in unrealized appreciation/
    (depreciation) of investments .......   (2,333,474)      (345,236)     (4,664,422)    (23,719,516)
                                          ------------    -----------    ------------    ------------
  Net increase/(decrease) resulting
    from operations .....................   (2,992,371)      (345,739)     (4,200,901)    (27,633,380)
                                          ------------    -----------    ------------    ------------
1994 Contract Transactions
  Net contract purchase payments ......     67,514,027        802,697      27,270,345     117,493,380
  Transfer between/within separate
    accounts ..........................     26,214,136      4,883,043      (5,752,976)    (15,997,729)
  Administrative charges -- Note 4 ....       (123,861)          (371)       (161,836)       (505,821)
  Redemptions and annuity benefits ....     (7,541,073)       (13,696)     (6,045,725)    (23,411,558)
                                          ------------    -----------    ------------    ------------
  Net increase/(decrease) from contract
    transactions ......................     86,063,229      5,671,673      15,309,808      77,578,272
                                          ------------    -----------    ------------    ------------
Actuarial Increase in Reserves for
  Contracts in Payment Period .........          9,929             --           2,051          21,745
                                          ------------    -----------    ------------    ------------
Total Increase in Net Assets ..........     83,080,787      5,325,934      11,110,958      49,966,637
  Net Assets at December 31, 1993 .....    122,518,389             --     134,448,811     419,387,220
                                          ------------    -----------    ------------    ------------
  Net Assets at December 31, 1994 .....   $205,599,176    $ 5,325,934    $145,559,769    $469,353,857
                                          ============    ===========    ============    ============

1995 Increase/(Decrease) From Operations
  Net investment income/(expense) ....... $ (1,066,248)   $   (44,104)   $   (976,304)   $ (3,041,089)
  Net realized gain/(loss) from sale
    of investments ......................     (415,830)          (860)         50,911         162,961
  Change in unrealized appreciation/
    (depreciation) of investments .......    1,114,249         36,880      33,748,644      73,108,323
                                          ------------    -----------    ------------    ------------
  Net increase/(decrease) resulting
    from operations .....................     (367,829)        (8,084)     32,823,251      70,230,195
                                          ------------    -----------    ------------    ------------
1995 Contract Transactions
  Net contract purchase payments ........   13,592,619      2,262,960       9,805,795      25,121,139
  Transfer between/within separate
    accounts ............................  (12,319,626)     2,683,398       5,910,972      (2,757,618)
  Administrative charges -- Note 4 ......     (111,046)        (3,994)       (106,851)       (346,363)
  Redemptions and annuity benefits ......   (5,452,532)      (151,965)     (5,794,451)    (16,010,041)
                                          ------------    -----------    ------------    ------------
  Net increase/(decrease) from contract
    transactions ........................   (4,290,585)     4,790,399       9,815,465       6,007,117
                                          ------------    -----------    ------------    ------------
Actuarial Increase in Reserves for
  Contracts in Payment Period ...........        5,756             --           5,098          12,769
                                          ------------    -----------    ------------    ------------
Total Increase in Net Assets ............   (4,652,658)     4,782,315      42,643,814      76,250,081
  Net Assets at December 31, 1994 .......  205,599,176      5,325,934     145,559,769     469,353,857
                                          ------------    -----------    ------------    ------------
  Net Assets at June 30, 1995 -- Note 3 . $200,946,518    $10,108,249    $188,203,583    $545,603,938
                                          ============    ===========    ============    ============



                        See notes to financial statements


--------------------------------------------------------------------------------

                                    22 & 23

Separate Account D -- 1
-------------------------------------------------------------------------------
The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)



Note 1 -- Organization

     The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to The Guardian Real Estate Account (GREA) or to the Fixed Rate Option (FRO), as selected by the contract owner. GREA is another separate investment account established by GIAC. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the eight investment options within the Account, GREA or the FRO. The eight investment options of the Account correspond to the following underlying mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), the Gabelli Capital Asset Fund (GCAF), the Baillie Gifford International Fund
(BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), the Value Line Centurion Fund, Inc. and the Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

     GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Limited, a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

     Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIACcontributed $100,000.00 to GCAF to facilitate the commencement of its operations.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.


Note 2 -- Significant Accounting Policies

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contract-owners to the Account are invested by the Account's investment divisions in shares of the corresponding
Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment  transactions are accounted for on the trade date and income


--------------------------------------------------------------------------------

                                                         Separate Account D -- 1
-------------------------------------------------------------------------------





is recorded on the ex-dividend date.

     (d) The cost of  investments  sold is  determined  on a last in,  first out
(LIFO)  basis.

     During the six months ended June 30, 1995 and the year ended December 31, 1994, purchases of shares of the Funds aggregated $240,549,352 and $703,697,673, respectively. Aggregate sales of shares of the Funds during the six months ended June 30, 1995 and the year ended December 31, 1994 amounted to $157,340,685 and $259,952,795, respectively.

The Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is funded by GIAC and has been established in response to various regulatory requirements and provides for any possible adverse experience.

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Annuity Reserves

     Annuity reserves are computed for currently payable contracts according to the 1971 Individual Annuity Mortality Table and the 1983 Individual Annuity Table. The assumed interest rate is 4.0%. Charges to annuity reserves for mortality and expense risks experience are reimbursed to GIAC if the reserves required are less than originally estimated. If additional reserves are required, GIAC reimburses the Account.

   The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.


Note 3 -- Net Assets, June 30, 1995 (Unaudited)

                                                                               Accumulation          Total
                                                           Units Owned          Unit Value        Unit Value
                                                           -----------          ----------        ----------
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc.                         21,076,903.147        $19.627925       $  413,695,874
   The Guardian Bond Fund, Inc.                           6,794,756.224         14.904012          101,269,128
   The Guardian Cash Fund, Inc.                           6,585,056.790         12.064415           79,444,858
   Gabelli Capital Asset Fund                               267,042.010         10.179338            2,718,311
   Baillie Gifford International Fund                     7,684,440.635         12.744635           97,935,391
   Baillie Gifford Emerging Markets Fund                    587,041.519          8.450408            4,960,740
   Value Line Centurion Fund, Inc.                        4,297,972.863         21.404323           91,995,199
   Value Line Strategic Asset Management Trust           15,979,232.228         19.623750          313,572,459

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc.                         18,068,040.095         19.627925          354,638,136
   The Guardian Bond Fund, Inc.                           5,736,004.850         14.904012           85,489,485
   The Guardian Cash Fund, Inc.                           7,212,737.177         12.064415           87,017,455
   Gabelli Capital Asset Fund                               306,257.152         10.179338            3,117,495
   Baillie Gifford International Fund                     7,042,547.251         12.744635           89,754,694
   Baillie Gifford Emerging Markets Fund                    609,143.201          8.450408            5,147,509
   Value Line Centurion Fund, Inc.                        4,484,275.890         21.404323           95,982,890
   Value Line Strategic Asset Management Trust           11,733,043.591         19.623750          230,246,314
                                                                                                --------------
                                                                                                 2,056,985,938
   Contracts receiving annuity payments                                                              4,248,945
   Owned by GIAC                                                                                    13,071,680
                                                                                                --------------
                                                                                                $2,074,306,563
                                                                                                ==============



--------------------------------------------------------------------------------

Separate Account D -- 1
-------------------------------------------------------------------------------
The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)


Note 4 -- Administrative and Mortality
          and Expense Risk Charges

Contractual charges paid to GIAC include:

     (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses;

     (2) a charge for mortality and expense risks is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contractowners;

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.


Note 5 -- Accumulation Unit Values for the Current Period and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts

                                                June 30,  December 31,  December 31,  December 31,  December 31,
                                                  1995        1994          1993          1992          1991
                                              ----------  ----------    ----------    ----------    ----------
The Guardian Stock Fund ...................   $19.627925  $16.358812    $16.762756    $14.136306    $11.910247
The Guardian Bond Fund ....................    14.904012   13.502913     14.148558     13.029142     12.238317
The Guardian Cash Fund ....................    12.064415   11.808794     11.506661     11.340994     11.115363
Gabelli Capital Asset Fund ................    10.179338          --            --            --            --
Baillie Gifford International Fund ........    12.744635   12.765807     12.802570      9.662405     10.739267
Baillie Gifford Emerging Markets Fund .....     8.450408    8.782325            --            --            --
Value Line Centurion Fund .................    21.404323   17.494618     18.098849     16.765815     16.012030
Value Line Strategic Asset
   Management Trust .......................    19.623750   17.078883     18.163921     16.427405     14.444559



--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)

COMMON STOCKS -- 91.1%
   Shares                                                  Value
-----------------------------------------------------------------

Aerospace and Defense -- 4.6%
    97,000  Litton Industries, Inc.                   $ 3,576,875
    68,600  Lockheed Martin Corp.                       4,330,375
   138,200  Logicon, Inc.                               6,149,900
    19,500  Loral Corp.                                 1,009,125
   351,000  McDonnell Douglas Corp.                    26,939,250
   201,750  Precision Castparts Corp.                   7,086,469
   238,000  Rockwell Int'l. Corp.                      10,888,500
    77,800  Thiokol Corp.                               2,353,450
                                                      -----------
                                                       62,333,944
                                                      -----------

Appliance and Furniture -- 0.2%
   187,000  Maytag Corp.                                2,992,000
                                                      -----------

Automotive -- 0.7%
    38,000  Borg Warner Automotive, Inc.                1,083,000
   257,000  Echlin, Inc.                                8,930,750
                                                      -----------
                                                       10,013,750
                                                      -----------

Broadcasting -- 1.4%
    30,740  CBS, Inc.                                   2,059,580
   151,000  Capital Cities, ABC, Inc.                  16,308,000
                                                      -----------
                                                       18,367,580
                                                      -----------

Building Materials -- 0.3%
    55,000  Coachmen Industries, Inc.                     838,750
    17,900  MCI Building Systems, Inc.                    299,825
    60,000  McGrath Rent Corp.                          1,050,000
    70,000  Del Webb Corp.                              1,627,500
                                                      -----------
                                                        3,816,075
                                                      -----------

Business Services -- 0.9%
   355,650  Paychex, Inc.                              12,892,313
                                                      -----------

Capital Goods-Miscellaneous Technology -- 0.5%
    77,000  Aviall, Inc.                                  644,875
    18,796  Olsten Corp.                                  615,569
   175,000  Read-Rite Corp.                             4,681,250
    60,400  Rexel, Inc.                                   573,800
                                                      -----------
                                                        6,515,494
                                                      -----------

Chemicals -- 6.8%
    60,000  Albemarle Corp.                               937,500
    65,000  Avery Dennison Corp.                        2,600,000
    94,000  Cambrex Corp.                               3,172,500
    65,000  Dow Chemical Co.                            4,671,875
   417,100  E.I. Dupont De Nemours, Inc.               28,675,625
   204,000  Eastman Chemical Co.                       12,138,000
   301,200  Hercules, Inc.                             14,683,500
    40,000  Monsanto Co.                                3,605,000
    21,800  OM Group, Inc.                                621,300
   230,000  PPG Industries, Inc.                        9,890,000
    28,000  A. Schulman, Inc.                             805,000
   300,000  Sterling Chemicals, Inc.                    3,487,500
   195,000  Union Carbide Corp.                         6,508,125
                                                      -----------
                                                       91,795,925
                                                      -----------

Conglomerates -- 1.2%
   287,100  Pittston Services Group                     6,890,400
   155,000  Textron, Inc.                               9,009,375
                                                      -----------
                                                       15,899,775
                                                      -----------

Containers -- 0.3%
   113,675  Alltrista Corp.                             2,188,244
    50,000  Ball Corp.                                  1,743,750
                                                      -----------
                                                        3,931,994
                                                      -----------

Cosmetics and Toiletries -- 0.3%
    15,200  Helen of Troy Ltd.                            319,200
    70,000  Gillette Co.                                3,123,750
                                                      -----------
                                                        3,442,950
                                                      -----------

Electrical Equipment -- 0.2%
    23,000  Cable Design Technologies Corp.               494,500
    32,700  Linear Technology Corp.                     2,158,200
                                                      -----------
                                                        2,652,700
                                                      -----------

Electronics and Instruments -- 0.8%
   240,000  Analogic Corp.                              4,020,000
    59,500  Electroglas, Inc.                           3,406,375
    50,600  Strattec Sec. Corp.                           619,850
    62,000  Tektronix, Inc.                             3,053,500
                                                      -----------
                                                       11,099,725
                                                      -----------

Energy-Miscellaneous -- 0.5%
   192,500  Giant Industries, Inc.                      1,636,250
   196,930  Holly Corp.                                 4,554,006
    84,000  Howell Corp.                                1,155,000
                                                      -----------
                                                        7,345,256
                                                      -----------

Entertainment -- 1.1%
   100,000  Walt Disney Co.                             5,562,500
   193,640  Mattel, Inc.                                5,034,640


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                               The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------


   Shares                                                  Value
-----------------------------------------------------------------
Entertainment -- 1.1% (Continued)
    13,000  National Gaming Corp.                     $   112,125
     8,840  Viacom, Inc., Cl A                            411,060
    66,979  Viacom, Inc., Cl B                          3,106,151
    82,500  Viacom, Inc., Non-Voting                      123,750
                                                      -----------
                                                       14,350,226
                                                      -----------

Fertilizer -- 0.8%
    88,100  First Mississippi Corp.                     3,006,413
    86,200  Mississippi Chemical Corp.                  1,718,613
   499,100  Terra Industries, Inc.                      6,051,587
                                                      -----------
                                                       10,776,613
                                                      -----------

Financial-Banks -- 2.0%
   120,000  Bank of New York, Inc.                      4,845,000
    50,000  Central & Southern Hldgs. Co.                 365,625
    71,484  Citicorp                                    4,137,137
    18,000  Commonwealth Bankshares, Inc.                 147,375
   125,000  First Bank Systems Corp.                    5,125,000
    19,900  First Empire State Corp.                    3,412,850
    61,013  Gateway Bancorp, Inc.                         732,156
    77,220  Hubco, Inc.                                 1,380,307
   120,000  Premier Bancorp, Inc.                       2,160,000
   191,641  Signet Banking Corp.                        4,192,147
    18,000  Star Banc Corp.                               828,000
    10,000  US Bancorp, Inc.                              235,000
                                                      -----------
                                                       27,560,597
                                                      -----------

Financial-Others -- 4.5%
   160,000  American Express Co.                        5,620,000
   191,641  Capital One Financial Corp.                 3,737,000
   160,000  Dean Witter Discover & Co.                  7,520,000
   295,600  Duff & Phelps Corp.                         3,177,700
    21,666  Duff & Phelps Cr. Rating Co.                  281,657
   258,000  First USA, Inc.                            11,448,750
   165,500  Foothill Group, Inc.                        4,220,250
   317,500  Green Tree Acceptance, Inc.                14,089,063
    84,500  Jefferies Group, Inc.                       3,042,000
    94,000  McDonald & Co. Investments, Inc.            1,492,250
   256,050  Morgan Keegan, Inc.                         3,136,612
   153,825  Raymond James Financial, Inc.               2,980,359
                                                   --------------
                                                       60,745,641
                                                   --------------

Financial-Thrift -- 3.7%
    18,500  Albank Fin'l. Corp.                           483,313
    22,600  Bell Bancorp.                                 638,450
   120,000  Brooklyn Bancorp., Inc.                     4,050,000
   148,000  Charter One Financial, Inc.                 3,626,000
    66,000  Coastal Bank Svgs. Assn.-TX                 1,072,500
   246,600  Collective Bancorp, Inc.                    4,993,650
    86,900  Greenpoint Financial Corp.                  2,053,012
   115,200  Loyola Capital Corp.                        3,571,200
    17,850  MAF Bancorp, Inc.                             419,475
    94,700  Maryland Fed. Bancorp, Inc.                 3,054,075
    37,666  Pacific Crest Capital, Inc.                   207,163
    82,362  Progressive Bank, Inc.                      2,110,526
   285,000  Roosevelt Financial Group, Inc.             4,755,938
    45,635  Salem Bank & Trust Nat'l. Assn.               519,097
   503,278  Sovereign Bancorp, Inc.                     4,844,051
   167,800  Standard Fed. Bk.-Troy, MI                  5,642,275
   159,383  TCF Financial Corp.                         7,570,692
                                                   --------------
                                                       49,611,417
                                                   --------------

Food, Beverage and Tobacco -- 3.6%
   255,000  Archer Daniels Midland Co.                  4,749,375
    50,100  Brown-Forman Corp.                          1,672,087
   328,600  Coca Cola Co.                              20,948,250
   131,200  IBP, Inc.                                   5,707,200
   207,000  Philip Morris Cos., Inc.                   15,395,625
                                                   --------------
                                                       48,472,537
                                                   --------------

Healthcare -- 5.1%
   228,300  Caremark International, Inc.                4,566,000
    84,000  Circa Pharmaceuticals, Inc.                 2,677,500
    34,776  Coram Healthcare Corp.                        491,211
    83,000  Eli Lilly & Co., Inc.                       6,515,500
    54,900  Healthsource, Inc.                          1,921,500
   175,000  Humana, Inc.                                3,084,375
   255,000  Johnson & Johnson                          17,244,375
   115,700  Liposome, Inc.                              1,258,238
   175,000  McKesson Corp.                              8,181,250
   210,000  Merck & Co., Inc.                          10,290,000
   152,000  Universeal Health Svcs., Inc.               4,408,000
   266,950  U.S. Healthcare Systems, Inc.               8,175,344
                                                   --------------
                                                       68,813,293
                                                   --------------

Household Products -- 0.9%
   176,800  Procter & Gamble Co.                       12,707,500
                                                   --------------


                       See notes to financial statements.

--------------------------------------------------------------------------------

The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


   Shares                                                  Value
-----------------------------------------------------------------
Information Processing -- 8.1%
   138,400  Amdahl Corp.                              $ 1,539,700
    67,550  Astro-Med, Inc.                               772,603
   103,600  Ceridian Corp.                              3,820,250
   391,000  Computer Assoc. Int'l., Inc.               26,490,250
   114,000  Fair Isaac & Co., Inc.                      3,391,500
   185,000  Hewlett Packard Co.                        13,782,500
    48,700  In Focus Systems, Inc.                      1,314,900
   439,700  Int'l. Business Machine                    42,211,200
    28,200  Legent Corp.                                1,233,750
   340,000  Quantum Corp.                               7,777,500
    73,000  Sungard Data Systems, Inc.                  3,814,250
    54,700  Teradyne, Inc.                              3,576,013
                                                   --------------
                                                      109,724,416
                                                   --------------

Insurance -- 1.7%
    80,000  AMBAC, Inc.                                 3,210,000
    74,000  American Eagle Group, Inc.                    888,000
    99,000  Amer. Bankers Ins. Group, Inc.              3,143,250
    44,500  Capital Guaranty Corp.                        801,000
    31,000  Capitol Amer. Fin'l., Corp.                   705,250
   109,200  Equitable Iowa Cos., Inc.                   3,589,950
    68,847  Liberty Financial Cos., Inc.                1,772,810
   107,000  MBIA, Inc.                                  7,115,500
    72,000  State Auto Financial Corp.                  1,350,000
                                                   --------------
                                                       22,575,760
                                                   --------------

Leisure Products -- 1.0%
    39,525  Arctco, Inc.                                  464,419
   276,000  Brunswick Corp.                             4,692,000
    82,300  Callaway Golf Co.                           1,234,500
   130,000  Harley-Davidson, Inc.                       3,168,750
    17,000  Recoton Corp.                                 331,500
    42,800  Sturm Ruger & Co., Inc.                     1,396,350
   129,700  Thor Industries, Inc.                       2,561,575
                                                   --------------
                                                       13,849,094
                                                   --------------

Lodging -- 1.7%
   165,000  Hospitality Franchise Sys. Co.*             5,713,125
   944,700  Host Marriott Corp.                        10,037,438
   126,000  Marriott Int'l., Inc.                       4,520,250
   298,000  Prime Hospitality Corp.                     2,942,750
                                                   --------------
                                                       23,213,563
                                                   --------------

Machinery and Equipment -- 5.8%
    24,000  AGCO Corp.                                    900,000
   253,000  Briggs & Stratton Corp.                     8,728,500
    70,000  Case Corp.                                  2,082,500
    45,000  Caterpillar, Inc.                           2,891,250
   224,381  Cummins Engine, Inc.                        9,788,621
   114,000  Dana Corp.                                  3,263,250
    50,000  Deere & Co.                                 4,281,250
    91,000  Dover Corp.                                 6,620,250
   148,500  Eaton Corp.                                 8,631,563
    18,000  Furon Co.                                     396,000
   249,400  Indresco, Inc.                              3,865,700
    67,000  Millipore Corp.                             4,522,500
    82,500  Parker Hannifin Corp.                       2,990,625
   115,900  Pentair, Inc.                               5,041,650
    20,000  Robbins & Myers, Inc.                         550,000
    37,900  Roper Industries, Inc.                      1,326,500
   110,100  Tecumseh Products Co.                       4,844,400
    98,588  Varlen Corp.                                2,316,806
   110,000  York International Corp.                    4,950,000
                                                   --------------
            `                                          77,991,365
                                                   --------------

Merchandising-Department Stores -- 1.4%
    91,700  Carson Pirie Scott & Co.                    1,501,588
   385,200  Federated Dept. Stores, Inc.                9,918,900
   120,000  Sears Roebuck & Co.                         7,185,000
                                                   --------------
                                                       18,605,488
                                                   --------------

Merchandising-Drugs -- 0.2%
    78,750  Bergen Brunswig Corp.                       1,801,406
    23,400  Foxmeyer Health Corp.                         418,275
                                                   --------------
                                                        2,219,681
                                                   --------------

Merchandising-Food -- 0.8%
   128,000  Albertson's, Inc.                           3,808,000
   354,600  Casey's General Stores, Inc.                6,382,800
                                                   --------------
                                                       10,190,800
                                                   --------------

Merchandising-Special -- 0.7%
   168,500  Tandy Corp.                                 8,740,938
    51,200  Waban, Inc.                                   761,600
                                                   --------------
                                                        9,502,538
                                                   --------------


* Includes repurchase agreements.

                       See notes to financial statements.


--------------------------------------------------------------------------------

                                               The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------


   Shares                                                  Value
-----------------------------------------------------------------
Metals and Mining -- 2.8%
    53,500  Alumax, Inc.                              $ 1,665,188
   120,000  Aluminum Co. of America                     6,015,000
   232,000  Asarco, Inc.                                7,076,000
    64,000  Cyprus Amax Minerals Co.                    1,824,000
   199,600  Magma Copper Co.                            3,243,500
   120,000  Phelps Dodge Corp.                          7,080,000
   612,723  Santa Fe Pacific Gold Corp.                 7,429,266
   110,000  Weirton Steel Corp.                           770,000
   239,700  WHX Corp.                                   2,816,475
                                                   --------------
                                                       37,919,429
                                                   --------------

Natural Gas-Diversified -- 0.3%
   177,600  Mitchell Energy & Dev. Corp.                3,174,600
   132,500  USX Delhi Group                             1,523,750
                                                   --------------
                                                        4,698,350
                                                   --------------

Oil and Gas Producing -- 3.2%
   103,000  Alexander Energy Corp.                        431,312
    99,909  Apache Corp.                                2,735,009
    65,400  Barrett Resources Corp.                     1,520,550
   125,000  Basin Exploration, Inc.                       742,187
   192,000  Tom Brown, Inc.                             2,856,000
   140,000  Cairn Energy USA, Inc.                      1,540,000
   180,000  Chieftain International, Inc.               2,452,500
   194,700  Coho Energy, Inc.                             997,837
   247,000  Devon Energy Corp.                          5,310,500
   375,100  Global Natural Res., Inc.                   4,032,325
    28,300  H S Resources, Inc.                           396,200
   220,000  Home Oil Ltd.                               2,832,500
   196,000  Phoenix Resource Cos., Inc.                 6,223,000
   161,900  Pogo Producing Co.                          3,703,463
   170,868  Snyder Oil Corp.                            2,157,209
   208,167  United Meridian Corp.                       3,226,588
    82,600  Vintage Petroleum, Inc.                     1,548,750
   220,000  Wainoco Oil Ltd.                              907,500
                                                   --------------
                                                       43,613,430
                                                   --------------

Oil-Integrated-Domestic -- 1.4%
   234,600  Amoco Corp.                                15,630,225
   342,000  Tesoro Petroleum, Inc.                      3,420,000
                                                   --------------
                                                       19,050,225
                                                   --------------

Oil-Integrated-International-- 4.1%
   125,000  Mobil Corp.                                12,000,000
   624,000  Exxon Corp.                                44,070,000
                                                   --------------
                                                       56,070,000
                                                   --------------

Oil Services -- 0.8%
    29,200  Cliffs Drilling Co.                           416,100
   341,000  Nabors Industries, Inc.                     2,813,250
   225,448  Noble Drilling Corp.                        1,662,682
   131,700  Offshore Logistics, Inc.                    1,843,800
   205,000  Smith International, Inc.                   3,433,750
    24,000  Weatherford International, Inc.*              303,000
                                                   --------------
                                                       10,472,582
                                                   --------------

Paper and Forest Products -- 4.0%
   175,000  Boise Cascade Corp.                         7,087,500
    78,000  Federal Paper Board, Inc.                   2,759,250
   100,000  Georgia Pacific Corp.                       8,675,000
    62,000  International Paper Co.                     5,316,500
   115,000  Mead Corp.                                  6,828,125
   541,000  Rayonier, Inc.                             19,205,500
    76,900  Willamette Industries, Inc.                 4,267,950
                                                   --------------
                                                       54,139,825
                                                   --------------

Railroads -- 0.7%
   200,000  Illinois Central Corp.                      6,900,000
   116,542  Santa Fe Pacific Corp.                      2,971,821
                                                   --------------
                                                        9,871,821
                                                   --------------

Restaurants -- 0.5%
   271,100  Applebees Int'l., Inc.                      6,980,825
                                                   --------------

Semiconductor -- 8.6%
   138,900  Adv. Micro-Devices, Inc.                    5,052,488
    91,000  Altera Corp.                                3,935,750
    57,000  Analog Devices, Inc.                        1,938,000
    48,900  Atmel Corp.                                 2,707,837
    62,800  Cypress Semiconductor Corp.                 2,543,400
   246,000  Intel Corp.                                15,574,875
    62,000  International Rectifier Corp.               2,015,000
   374,000  LSI Logic Corp.                            14,632,750
   484,500  Micron Technology, Inc.                    26,586,938
   151,400  Motorola, Inc.                             10,162,725
    23,000  Novellus Systems, Inc.                      1,558,250
   149,500  Texas Instruments, Inc.                    20,014,313
   100,000  Xilinx, Inc.                                9,400,000
                                                   --------------
                                                      116,122,326
                                                   --------------


* Includes repurchase agreements.

                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


   Shares                                                  Value
-----------------------------------------------------------------
Telecommunication -- 1.9%
    30,000  ADC Telecommunication, Inc.               $ 1,072,500
   270,000  Andrew Corp.                               15,626,250
   200,000  DSC Communication Corp.                     9,300,000
                                                   --------------
                                                       25,998,750
                                                   --------------

Textile-Apparel and Production -- 0.6%
   176,900  Fieldcrest Cannon, Inc.                     3,825,462
   160,000  Wellman, Inc.                               4,380,000
                                                   --------------
                                                        8,205,462
                                                   --------------

Transportation-Miscellaneous -- 0.1%
   164,100  Maritrans, Inc.                               964,087
                                                   --------------

Truckers -- 0.2%
    32,100  FRP Pptys., Inc.                              690,150
    39,500  Landstar System, Inc.                       1,017,125
    35,100  Werner Enterprises, Inc.                      702,000
                                                   --------------
                                                        2,409,275
                                                   --------------

Utilities-Gas and Pipeline -- 0.1%
    39,500  ONEOK, Inc.                                   844,312
                                                   --------------
Total Common Stocks
(Cost $911,331,537)                                 1,231,370,709
                                                   --------------

CONVERTIBLE BONDS -- 0.0%
  Principal
    Amount                                                 Value
-----------------------------------------------------------------
$ 600,000     Mediq, Inc. 7.25%
              Deb., due 6/1/06                     $      507,000
                                                   --------------

Total Convertible Bonds
(Cost $577,045)                                           507,000
                                                   --------------

U.S. GOVERNMENT SECURITIES -- 1.3%
  Principal
    Amount                                                 Value
-----------------------------------------------------------------
$ 17,000,000  U.S. Treasury Notes,
              4.25% due 7/31/95                    $   16,981,470
                                                   --------------

Total U.S. Government Securities
(Cost $17,001,341)                                     16,981,470
                                                   --------------

REPURCHASE AGREEMENT -- 7.6%
  Principal                              Maturity
    Amount                                 Date            Value
-----------------------------------------------------------------
$102,415,000  State Street Bank & Trust
              repurchase agreement,
              dated 6/30/95, maturity
              value $102,466,208, 6%,
              due 7/3/95(collateralized
              by $100,600,000 U.S.
              Treasury Notes, 6.875%
              due 2/28/97)                 7/3/95  $  102,415,000
                                                   --------------
Total Repurchase Agreement
 (Cost $102,415,000)                                  102,415,000
                                                   --------------

Total Investments -- 100.0%
 (Cost $1,031,324,923)                              1,351,274,179

Payables in Excess of Cash,
 Receivables and Other Assets -- (0.0%)                  (284,009)
                                                   --------------
NET ASSETS -- 100.0%                                $1,350,990,170
                                                   ==============



                       See notes to financial statements.


--------------------------------------------------------------------------------

                                               The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)


ASSETS:
  Investments, at identified cost* ...........  $1,031,324,923
                                                ==============

  Investments, at market .....................   1,248,859,201
  Repurchase agreements ......................     102,415,000
                                                --------------
  TOTAL INVESTMENTS ..........................   1,351,274,201

  Cash .......................................             430
  Receivable for securities sold .............      17,456,420
  Receivable for fund shares sold ............       2,008,284
  Dividends receivable .......................       1,546,236
  Interest receivable ........................         322,069
  Other assets ...............................           5,969
                                                --------------
  TOTAL ASSETS ...............................   1,372,613,609
                                                --------------


LIABILITIES:
  Payable for securities purchased ...........      19,932,840
  Accrued expenses ...........................          57,789
  Due to affiliates -- Note B ................       1,632,810
                                                --------------
  TOTAL LIABILITIES ..........................      21,623,439
                                                --------------
  NET ASSETS .................................  $1,350,990,170
                                                ==============

COMPONENTS OF NET ASSETS:
  Common Stock -- $.10 par value
    each (100,000,000
    shares authorized) .......................  $    4,096,178
  Paid-in capital ............................   1,002,061,021
  Undistributed net investment income ........       7,527,379
  Accumulated net realized gain on investments      17,356,314
  Net unrealized appreciation of investments .     319,949,278
                                                --------------
 NET ASSETS ..................................  $1,350,990,170
                                                ==============

SHARES OUTSTANDING ...........................      40,961,784
                                                ==============

NET ASSET VALUE PER  SHARE ...................  $        32.98
                                                ==============

* Includes repurchase agreements.



STATEMENT OF OPERATIONS
For The Six Months Ended
June 30, 1995(Unaudited)

Investment Income:
  Dividends ..................................  $    8,196,391
  Interest ...................................       2,657,337
  Other Income ...............................          11,951
                                                --------------
    Total Income .............................      10,865,679
                                                --------------

Expenses:
  Investment advisory fees -- Note B .........       2,921,403
  Custodian fees .............................         148,997
  Registration fees ..........................          12,785
  Audit fees .................................           8,250
  Insurance expense ..........................           5,969
  Directors' fees -- Note B ..................           5,000
  Printing expense ...........................           2,750
  Transfer agent fees ........................           1,650
  Legal fees .................................           1,429
  Other ......................................             360
                                                --------------
    Total Expenses ...........................       3,108,593
                                                --------------

  Net Investment Income ......................       7,757,086
                                                ==============

Realized and Unrealized Gain/(Loss)
  on Investments -- Note D
  Net realized gain on investments ...........      13,937,145
  Net change in unrealized appreciation
    of investments ...........................     202,261,589
                                                --------------
  Net Realized and Unrealized Gain
    on Investments ...........................     216,198,734
                                                --------------
  Net Increase in Net Assets Resulting
    from Operations ..........................  $  223,955,820
                                                ==============


                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                Six Months               Year
                                                                                     Ended              Ended
                                                                              June 30, 1995      December 31,
                                                                                (Unaudited)              1994
                                                                              -------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                       $  7,757,086      $ 14,181,215
   Net realized gain on investments                                              13,937,145        18,979,488
   Net change in unrealized appreciation/(depreciation) of investments          202,261,589       (45,558,052)
                                                                             --------------    --------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations            223,955,820       (12,397,349)
                                                                             --------------    --------------
 Distributions to Shareholder:
   Net investment income                                                                 --       (14,152,347)
   Realized gain from investments                                                        --       (31,757,209)
                                                                             --------------    --------------
     Total Distribution to Shareholders                                                  --       (45,909,556)
                                                                             --------------    --------------

From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note E          88,043,130       228,183,927
                                                                             --------------    --------------
     Net Increase in Net Assets                                                 311,998,950       169,877,022

 Net Assets:
   Beginning of period                                                        1,038,991,220       869,114,198
                                                                             --------------    --------------
   End of period*                                                            $1,350,990,170    $1,038,991,220
                                                                             ==============    ==============

* Includes undistributed net investment income of:                               $7,527,379           $80,253



                       See notes to financial statements.


--------------------------------------------------------------------------------

                                               The Guardian Stock Fund, Inc. - 2
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                             Six Months
                               Ended
                              June 30,                                   Year Ended December 31,
                                1995       ------------------------------------------------------------------------------------
                            (Unaudited)    1994     1993     1992     1991     1990     1989     1988     1987    1986     1985
                            -----------    ----     ----     ----     ----     ----     ----     ----     ----    ----     ----
Net asset value,
   beginning
   of period .............     $27.33     $29.00   $25.52   $23.28   $17.85   $21.39   $19.18   $16.35   $17.15  $15.40   $11.96
                               ------     ------   ------   ------   ------   ------   ------   ------   ------  ------   ------
Income from investment
   operations
   Net investment
     income ..............       0.19       0.40     0.58     0.48     0.63     0.69     0.84     0.52     0.33    0.24     0.26
   Net realized and
      unrealized gain/
      (loss) on invest-
      ments ..............       5.46      (0.77)    4.47     3.97     5.74    (3.13)    3.61     2.80     0.06    2.32     3.51
                               ------     ------   ------   ------   ------   ------   ------   ------   ------  ------   ------
   Net increase/
      (decrease) from
      investment
      operations .........       5.65      (0.37)    5.05     4.45     6.37    (2.44)    4.45     3.32     0.39    2.56     3.77
                               ------     ------   ------   ------   ------   ------   ------   ------   ------  ------   ------

Distributions to
   shareholders
   Dividends from net
      investment
      income .............         --      (0.40)   (0.59)   (0.48)   (0.64)   (0.71)   (0.90)   (0.49)   (0.43)  (0.22)   (0.29)
   Distributions from
      net realized gain ..         --      (0.90)   (0.98)   (1.73)   (0.30)   (0.39)   (1.34)      --    (0.76)  (0.59)   (0.04)
                               ------     ------   ------   ------   ------   ------   ------   ------   ------  ------   ------
   Total distributions ...         --      (1.30)   (1.57)   (2.21)   (0.94)   (1.10)   (2.24)   (0.49)   (1.19)  (0.81)   (0.33)
                               ------     ------   ------   ------   ------   ------   ------   ------   ------  ------   ------
Net asset value, end of
   period ................     $32.98     $27.33   $29.00   $25.52   $23.28   $17.85   $21.39   $19.18   $16.35  $17.15   $15.40
                               ======     ======   ======   ======   ======   ======   ======   ======   ======  ======   ======
Total return* ............      20.67%     (1.27)%  19.96%   20.07%   35.96%  (11.85)%  23.55%   20.37%    1.87%  17.10%   32.01%
                               ======     ======   ======   ======   ======   ======   ======   ======   ======  ======   ======

Ratios/supplemental data:
   Net assets, end of
      period (000's
      omitted) ........... $1,350,990 $1,038,991 $869,114 $537,354 $380,962 $256,039 $269,950 $172,900 $139,437 $66,081  $21,875
   Ratio of expenses to
      average net
      assets .............      0.53%**    0.53%    0.54%    0.55%    0.56%    0.57%    0.57%    0.61%    0.61%   0.75%    1.00%
   Ratio of net invest-
      ment income to
      average net
      assets .............      1.33%**    1.49%    2.20%    2.14%    3.07%    3.66%    4.13%    2.88%    2.08%   2.00%    2.55%
   Ratio of expenses
      subsidized by
      GISC ...............         --         --       --       --       --       --       --       --       --      --    0.10%
   Portfolio turnover
      rate ...............        28%        53%      45%      62%      51%      54%      38%      71%      37%     36%      61%



* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

**   Annualized

                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)

MULTI CLASS MORTGAGE PASS-THROUGHS -- 32.3%

  Principal
     Amount                                                    Value
---------------------------------------------------------------------
$  296,484  Citibank New York, NA
            9.50% due 8/1/16                               $  306,209
 5,000,000  Citicorp Mortgage Secs.,
            Inc. 7.00% due 6/25/23                          4,892,150
 4,750,000  Citicorp Mortgage Secs.,
            Inc. 6.50% due 1/25/24                          4,190,355
 5,000,000  Citicorp Mortgage Secs.,
            Inc. 6.25% due 3/25/24                          4,551,550
 3,352,519  Citicorp Mortgage Secs.,
            Inc. 7.75% due 11/25/06                         3,374,646
 7,770,759  GE Capital Mortgage Svcs.,
            Inc. 6.50% due 4/25/24                          7,486,582
 5,000,000  Residential Fdg. Mtg. Secs.,
            Inc. 5.95% due 11/25/23                         4,490,500
 7,308,326  Residential Fdg. Mtg. Secs.,
            Inc. 6.50% due 9/25/08                          7,002,253
 2,616,725  Sears Mortgage Secs. Corp.
            6.50% due 5/25/22                               2,579,568
10,000,000  Securitized Asset Sales, Inc.
            10.00% due 12/1/99                              9,794,000
 6,000,000  Federal Home Loan Mortgage
            Corp. 7.00% due 3/15/21                         5,902,500
 3,000,000  Federal Home Loan Mortgage
            Corp. 7.40% due 12/15/21                        3,042,180
12,700,000  Federal Home Loan Mortgage
            Corp. 6.50% due 5/15/19                        12,211,812
 6,000,000  Federal Home Loan Mortgage
            Corp. 6.80% due 12/15/18                        5,960,580
 5,000,000  Federal Home Loan Mortgage
            Corp. 6.00% due 11/15/20                        4,756,250
 4,000,000  Federal National Mortgage Assn.
            7.00% due 5/25/20                               3,943,720
 7,000,000  Federal National Mortgage Assn.
            7.00% due 4/25/12                               7,024,010
 4,359,000  Federal National Mortgage Assn.
            6.00% due 4/25/20                               4,141,050
 2,000,000  Federal National Mortgage Assn.
            5.75% due 4/25/06                               1,933,120
 1,000,000  Federal National Mortgage Assn.
            6.25% due 5/25/07                                 969,060
 13,000,000 Federal National Mortgage Assn.
            6.44% due 6/21/05                              12,914,200
                                                         ------------
Total Multi Class Mortgage Pass-Throughs
   (Cost $109,686,719)                                    111,466,295
                                                         ------------

MORTGAGE PASS-THROUGHS -- 9.5%

$  988,938  FNMA Pool #068106
            8.50% due 8/1/09                              $ 1,029,940
 1,318,955  FNMA Pool #068772
            8.00% due 6/1/08                                1,356,452
    15,935  FNMA Pool #072923
            8.25% due 1/1/09                                   16,390
14,266,768  FNMA Pool #190541
            7.00% due 1/1/24                               14,021,523
 7,034,058  FNMA Pool #250030
            7.00% due 5/1/24                                6,913,143
 1,969,028  FNMA Pool #250083
            7.00% due 7/1/24                                1,935,180
   783,206  FNMA Pool #277038
            7.00% due 5/1/24                                  769,743
   609,989  FNMA Pool #283501
            7.00% due 5/1/24                                  599,503
 5,964,437  FNMA Pool #307331
            8.00% due 8/1/19                                6,135,079
    12,882  GNMA Pool #000375
            11.50% due 7/20/00                                 13,562
     1,383  GNMA Pool #780002
            6.50% due 7/15/24                                   1,329
                                                         ------------
Total Mortgage Pass-Throughs
 (Cost $31,968,047)                                        32,791,844
                                                         ------------

U.S. GOVERNMENT AND AGENCIES -- 21.7%

$13,000,000 Federal Home Loan Mortgage
            Corp., 7.188% due 9/15/99                     $13,229,580
10,000,000  Federal Home Loan Mortgage
            Corp., 8.44% due 10/27/04                      10,395,800
20,500,000  U.S. Treasury Bonds 7.625%
            due 2/15/25                                    23,152,085
 9,500,000  U.S. Treasury Notes 6.875%
            due 7/31/99                                     9,796,875
10,000,000  U.S. Treasury Notes 6.875%
            due 8/31/99                                    10,317,200


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------



  Principal
     Amount                                                    Value
---------------------------------------------------------------------

$ 8,000,000 U.S. Treasury Notes 6.75%
            due 4/30/00                                   $ 8,242,480
                                                         ------------
Total U.S. Government and Agencies
 (Cost $73,049,457)                                        75,134,020
                                                         ------------

CORPORATE BONDS -- 32.8%

Asset Backed -- 6.8%
$2,700,000  Amer. Express Master Tr.,
            5.375% due 7/15/01                              2,569,212
 4,000,000  Banc One Auto Trust,
            6.90% due 4/15/98                               4,056,400
 8,000,000  Banc One Auto Trust,
            6.15% due 7/15/02                               7,953,600
 8,500,000  Premier Auto Trust,
            7.85% due 2/4/98                                8,715,135
                                                         ------------
                                                           23,294,347
                                                         ------------

Chemicals -- 2.5%
 8,500,000  Union Carbide Corp.,
            6.79% due 6/1/25                                8,433,870
                                                         ------------

Drugs -- 2.0%
 7,000,000  Rhone Poulenc SA,
            6.75% due 10/15/99                              7,015,820
                                                         ------------

Electronics -- 1.9%
 6,000,000  Philips Electronics NV,
            8.375% due 9/15/06                              6,627,180
                                                         ------------

Financial-Banks -- 1.6%
 3,000,000  Keycorp, 8.40% due
            4/1/99                                          3,175,320
 2,000,000  Republic NY Corp.,
            8.375% due 2/15/07                              2,231,500
                                                         ------------
                                                            5,406,820
                                                         ------------

Financial-Other -- 5.3%
 8,000,000  Gen. Motors Accep. Corp.
            MTN, 7.375% due 6/9/99                          8,204,320
 5,500,000  Gen. Motors Accep. Corp.
            MTN, 8.50% due 12/15/00                         5,928,725
 4,000,000  Grand Metropolitan Corp.
            7.00% due 6/15/99                               4,052,000
                                                         ------------
                                                           18,185,045
                                                         ------------

Machinery-Industrial Specialty -- 1.7%
 6,000,000  McDermott, Inc. MTN,
            6.57% due 4/20/98                               5,975,880
                                                         ------------

Merchandising-Department Store -- 1.0%
 3,400,000  Wal Mart Stores, Inc.,
            8.75% due 12/29/06                              3,544,330
                                                         ------------

Natural Gas-Diversified -- 0.6%
 1,000,000  Internorth, Inc.,
            9.625% due 3/15/06                              1,186,150
 1,000,000  Texas Eastern Corp.,
            8.50% due 2/10/97                               1,024,060
                                                         ------------
                                                            2,210,210
                                                         ------------

Paper and Forest Product -- 2.3%
 5,000,000  Boise Cascade Corp.,
            7.10% due 1/13/99                               4,926,900
 3,000,000  James River Corp.,
            6.75% due 10/1/99                               2,990,370
                                                         ------------
                                                            7,917,270
                                                         ------------

Telecommunications -- 1.4%
 5,000,000  Amer. Tel. & Tel. Cap. Corp.,
            5.28% due 8/15/97                               4,898,900
                                                         ------------

Tobacco -- 2.3%
 8,000,000  BAT Capital Corp.,
            6.875% due 4/15/03                              7,934,160
                                                         ------------

Utilities-Electric -- 3.4%
 2,500,000  Consumers Power Co.,
            7.50% due 6/1/02                                2,533,575
 5,000,000  Duquesne Light Co.,
            6.70% due 5/15/03                               4,940,150
 4,500,000  Illinois Power Co.,
            5.625% due 4/15/00                              4,303,890
                                                         ------------
                                                           11,777,615
                                                         ------------
Total Corporate Bonds
(Cost $111,606,244)                                       113,221,447
                                                         ------------


                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)



REPURCHASE AGREEMENT -- 3.6%

  Principal
     Amount                                                    Value
---------------------------------------------------------------------
$12,390,000 State Street Bank & Trust
            repurchase agreement,
            dated 6/30/95, maturity
            value $12,396,195 at
            6% due 7/3/95 (colla-
            teralized by $12,000,000
            U.S. Treasury Notes, 6.875%
            due 2/28/97)                                 $ 12,390,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
 (COST $12,390,000)                                        12,390,000
                                                         ------------

TOTAL INVESTMENTS -- 99.9%
 (COST $338,700,467)                                      345,003,606

CASH, RECEIVABLES AND
 OTHER ASSETS LESS PAYABLES -- 0.1%                           486,729
                                                         ------------
NET ASSETS -- 100.0%                                     $345,490,335
                                                         ============




                       See notes to financial statements.


--------------------------------------------------------------------------------

                                                The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)



ASSETS:
  Investments, at identified cost*                                $ 338,700,467
                                                                  =============

  Investments, at market                                            332,613,606
  Repurchase agreements                                              12,390,000
                                                                  -------------
  TOTAL INVESTMENTS                                                 345,003,606

  Cash                                                                  156,357
  Interest receivable                                                 3,869,896
  Other assets                                                            2,763
                                                                  -------------
  TOTAL ASSETS                                                      349,032,622
                                                                  -------------

LIABILITIES:
  Payable for securities purchased                                    3,064,440
  Accrued expenses                                                       27,611
  Due to affiliates -- Note B                                           450,236
                                                                  -------------
  TOTAL LIABILITIES                                                   3,542,287
                                                                  -------------
  NET ASSETS                                                      $ 345,490,335
                                                                  =============



COMPONENTS OF NET ASSETS:
  Common Stock -- $.10 par value each
  (100,000,000 shares authorized)                                 $   2,809,607
  Paid-in capital                                                   335,893,044
  Undistributed net investment income                                11,081,187
  Accumulated net realized (loss) on investments                    (10,596,642)
  Net unrealized appreciation of investments                          6,303,139
                                                                  -------------
  NET ASSETS                                                      $ 345,490,335
                                                                  =============

SHARES OUTSTANDING                                                   28,096,071
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       12.30
                                                                  =============


* Includes repurchase agreements.



STATEMENT OF OPERATIONS
For The Six Months Ended
June 30, 1995 (Unaudited)


Investment Income:
  Interest                                                           $11,864,769
                                                                     -----------
Expenses:
  Investment advisory fee -- Note B                                      814,615
  Custodian fees                                                          46,114
  Audit fees                                                               8,250
  Directors' fees -- Note B                                                5,000
  Printing expense                                                         2,750
  Insurance expense                                                        1,931
  Transfer agent fees                                                      1,650
  Legal fees                                                               1,429
  Registration fees                                                          826
  Other                                                                      360
                                                                     -----------
    Total Expenses                                                       882,925
                                                                     -----------

  Net Investment Income                                               10,981,844
                                                                     ===========

Realized and Unrealized Gain/(Loss)
   on Investments -- Note D
  Net realized gain on investments                                     2,667,043
  Net change in unrealized appreciation
    of investments                                                    20,522,973
                                                                     -----------
  Net Realized and Unrealized Gain
    on Investments                                                    23,190,016
                                                                     -----------
  Net Increase in Net Assets
    from Operations                                                  $34,171,860
                                                                     ===========


                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six Months
                                                                                     Ended         Year Ended
                                                                              June 30, 1995      December 31,
                                                                                (Unaudited)              1994
                                                                                -----------      ------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                                       $ 10,981,844       $ 8,398,624
   Net realized gain/(loss) on investments                                        2,667,043       (13,787,259)
   Net change in unrealized appreciation/(depreciation) of investments           20,522,973       (16,409,226)
                                                                               ------------      ------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations             34,171,860       (11,797,861)
                                                                               ------------      ------------

Distributions to Shareholders:
   Net investment income                                                                 --       (18,375,937)
   Net realized gain on investments                                                      --        (1,613,357)
                                                                               ------------      ------------
     Total Distributions to Shareholders                                                 --       (19,989,294)
                                                                               ------------      ------------

From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note E           2,340,390           496,365
                                                                               ------------      ------------
     Net Increase/(Decrease) in Net Assets                                       36,512,250       (31,290,790)

Net Assets:
   Beginning of period                                                          308,978,085       340,268,875
                                                                               ------------      ------------
   End of period*                                                              $345,490,335      $308,978,085
                                                                               ============      ============

* Includes undistributed net investment income of:                              $11,081,187           $99,343



                       See notes to financial statements.


--------------------------------------------------------------------------------

                                                The Guardian Bond Fund, Inc. - 3
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:


                         Six Months
                            Ended
                           June 30,                                  Year Ended December 31,
                            1995     ------------------------------------------------------------------------------------
                        (Unaudited)  1994      1993     1992     1991     1990     1989     1988     1987    1986    1985
                        -----------  ----      ----     ----     ----     ----     ----     ----     ----    ----    ----
Net asset value, beginning
   of period ............. $11.08   $12.24    $12.26   $12.33   $11.56   $11.67   $11.16   $11.12   $12.41  $11.57  $10.18
                           ------   ------    ------   ------   ------   ------   ------   ------   ------  ------  ------

Income from investment
   operations
   Net investment
     income ..............   0.39     0.40      0.70     0.81     0.92     0.97     0.98     1.03     0.96    0.83    0.74
   Net realized and unre-
      alized gain/(loss)
      on investments .....   0.83    (0.82)     0.50     0.13     0.91    (0.11)    0.55     0.02    (0.92)   0.83    1.44
                           ------   ------    ------   ------   ------   ------   ------   ------   ------  ------  ------
   Net increase/
      (decrease) from
      investment
      operations .........   1.22    (0.42)     1.20     0.94     1.83     0.86     1.53     1.05     0.04    1.66    2.18
                           ------   ------    ------   ------   ------   ------   ------   ------   ------  ------  ------
Distributions to
   shareholders
   Distributions from net
      investment
      income .............     --    (0.68)    (0.70)   (0.81)   (0.92)   (0.97)   (1.02)   (1.01)   (1.23)  (0.79)  (0.79)
   Distributions from net
      realized gain ......     --    (0.06)    (0.52)   (0.20)   (0.14)      --       --       --    (0.10)  (0.03)     --
                           ------   ------    ------   ------   ------   ------   ------   ------   ------  ------  ------
   Total distributions ...     --    (0.74)    (1.22)   (1.01)   (1.06)   (0.97)   (1.02)   (1.01)   (1.33)  (0.82)  (0.79)
                           ------   ------    ------   ------   ------   ------   ------   ------   ------  ------  ------

Net asset value, end of
   period ................ $12.30   $11.08    $12.24   $12.26   $12.33   $11.56   $11.67   $11.16   $11.12  $12.41  $11.57
                           ======   ======    ======   ======   ======   ======   ======   ======   ======  ======  ======
Total return* ............ 11.01%  (3.45)%     9.85%    7.70%   16.19%    7.57%   13.88%    9.70%     .32%  14.84%  22.36%
                           ======   ======    ======   ======   ======   ======   ======   ======   ======  ======  ======
Ratios/supplemental data:
   Net assets, end of
      period (000's
      omitted) ......... $345,490 $308,978 $340,2694 $284,330 $222,299 $165,844 $147,753 $113,616 $103,846 $73,491 $25,537
   Ratio of expenses to
      average net
      assets ...........    0.54%**  0.54%     0.55%    0.56%    0.57%    0.58%    0.60%    0.61%    0.62%   0.69%   1.00%
   Ratio of net invest-
      ment income to
      average net
      assets ...........    3.34%**  5.69%     5.56%    6.70%    7.81%    8.53%    8.78%    8.97%    8.97%   9.10%  10.25%
   Ratio of expenses
      subsidized by
      GISC                     --       --        --       --       --       --       --       --       --      --   0.16%
   Portfolio turnover
      rate .............     195%     311%      220%      57%      43%      39%     158%      24%      67%     55%     48%


* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
**   Annualized.


                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Cash Fund, Inc. - 4
--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


COMMERCIAL PAPER -- 92.9%

  Principal
     Amount                                                            Value
-----------------------------------------------------------------------------

FINANCIAL -- 16.9%

Bank Holding Companies -- 8.4%
$15,200,000 Barclays U.S. Funding Corp.,
            5.95% due 7/3/95                                     $ 15,194,976
15,200,000  Commerzbank US Fin. Corp.,
            5.94% due 7/31/95                                      15,124,760
                                                                 ------------
                                                                   30,319,736
                                                                 ------------

Financial-Others -- 8.5%
15,200,000  AT&T Capital Corp.,
            5.95% due 7/17/95                                      15,159,805
15,200,000  USAA Capital Corp.,
            5.95% due 7/27/95                                      15,134,682
                                                                 ------------
                                                                   30,294,487
                                                                 ------------
            Total Financial                                        60,614,223
                                                                 ------------

INDUSTRIAL -- 76.0%

Aerospace and Defense -- 4.2%
15,200,000  Rockwell Int'l. Corp.,
            5.95% due 7/14/95                                      15,167,341
                                                                 ------------
Automotive -- 8.5%
15,200,000  Ford Motor Co.,
            5.96% due 7/19/95                                      15,154,704
15,200,000  Toyota Motor Cr. Co.,
            5.93% due 7/7/95                                       15,184,977
                                                                 ------------
                                                                   30,339,681
                                                                 ------------

Beverage-Soft Drinks -- 4.2%
 15,200,00  PepsiCo, Inc.,
            5.93% due 7/21/95                                      15,149,924
                                                                 ------------

Conglomerate -- 4.2%
15,200,000 GE Capital Svcs., Inc.
            5.94% due 7/17/95                                      15,159,872
                                                                 ------------

Containers-Metals and Plastic -- 4.2%
15,200,000  Sonoco Products Co.,
            5.90% due 7/6/95                                       15,187,545
                                                                 ------------

Drugs -- 8.5%
15,200,000  Abbott Laboratories,
            5.92% due 7/10/95                                      15,177,504
 15,200,000 Pfizer, Inc.,
            5.83% due 7/13/95                                      15,170,461
                                                                 ------------
                                                                   30,347,965
                                                                 ------------

Electronics -- 4.2%
15,200,000  TDK USA Corp.,
            5.96% due 7/20/95                                      15,152,188
                                                                 ------------

Food Processing -- 4.2%
15,200,000  Cargill, Inc.,
            5.92% due 7/24/95                                      15,142,510
                                                                 ------------

Insurance-Multiline -- 4.3%
15,200,000  American Gen. Cap. Svcs.,
            5.94% due 7/5/95                                       15,189,968
                                                                 ------------

Machinery-Industrial Specialty -- 4.2%
15,200,000  John Deere Cap. Corp.,
            5.92% due 7/10/95                                      15,177,504
                                                                 ------------

Merchandising-Special -- 4.2%
15,200,000  Toys "R" Us, Inc.,
            5.91% due 7/12/95                                      15,172,551
                                                                 ------------

Oil-Integrated-Domestic -- 4.2%
15,200,000  Chevron Oil Fin. Co.,
            5.93% due 7/7/95                                       15,184,977
                                                                 ------------

Oil Services -- 4.2%
15,200,000  Colonial Pipeline Co.,
            5.95% due 7/6/95                                       15,187,439
                                                                 ------------

Telecommunication -- 12.7%
15,200,000  Amer. Telephone & Telegraph
            Co., 5.92% due 7/26/95                                 15,137,511
15,200,000  Bell Atlantic Fin'l. Svcs.,
            5.97% due 8/2/95                                       15,119,339
15,200,000  Bell South Telecomm.
            Inc., 5.93% due 7/13/95                                15,169,955
                                                                 ------------
                                                                   45,426,805
                                                                 ------------
            Total Industrial                                      272,986,270
                                                                 ------------

TOTAL COMMERCIAL PAPER
 (Cost $333,600,493)                                              333,600,493
                                                                 ------------


                       See notes to financial statements.


--------------------------------------------------------------------------------

                                                The Guardian Cash Fund, Inc. - 4
--------------------------------------------------------------------------------



Repurchase Agreement -- 7.4%

  Principal
     Amount                                                            Value
-----------------------------------------------------------------------------
$26,654,000 State Street Bank & Trust
            repurchase agreement,
            dated 6/30/95, maturity
            value $26,667,327, 6%,
            due 7/3/95 (collateralized
            by $26,185,000 U.S. Treasury
            Notes, 6.875% due 2/28/97)                           $ 26,654,000
                                                                 ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $26,654,000)                                                26,654,000
                                                                 ------------

TOTAL INVESTMENTS -- 100.3%
 (Cost $361,709,970)                                              360,254,493

PAYABLES IN EXCESS OF CASH,
 RECEIVABLES AND
 OTHER ASSETS -- (0.3%)                                            (1,032,471)
                                                                 ------------
NET ASSETS -- 100.0%                                             $359,222,022
                                                                 ============


                       See notes to financial statements.


--------------------------------------------------------------------------------

The Guardian Cash Fund, Inc. - 4
--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)



ASSETS:
  Investments, at identified cost*                                  $360,254,493
                                                                    ============

  Investments, at market                                             333,600,493
  Repurchase agreements                                               26,654,000
                                                                    ------------
    TOTAL INVESTMENTS                                                360,254,493
  Cash                                                                       231
  Receivable for fund shares sold                                        317,830
  Interest receivable                                                      4,442
  Other assets                                                             2,458
                                                                    ------------
    TOTAL ASSETS                                                     360,579,454
                                                                    ------------

LIABILITIES:
  Payable for fund shares redeemed                                       852,036
  Accrued expenses                                                        27,833
  Due to affiliates-- Note B                                             477,563
                                                                    ------------
    TOTAL LIABILITIES                                                  1,357,432
                                                                    ------------
    NET ASSETS                                                      $359,222,022
                                                                    ============

COMPONENTS OF NET ASSETS:
  Common Stock --  $.10 par
  value each (100,000,000
  shares authorized)                                                $  3,592,220
  Paid-in capital                                                    355,629,802
                                                                    ------------
    NET ASSETS                                                      $359,222,022
                                                                    ============

SHARES OUTSTANDING                                                    35,922,022
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============


* Includes repurchase agreements



STATEMENT OF OPERATIONS
for the Six Months Ended
June 30, 1995 (Unaudited)



INVESTMENT INCOME:
  Income:
    Interest                                                        $ 11,047,222
                                                                    ------------

EXPENSES:
  Investment advisory fees -- Note B                                     919,659
  Custodian fees                                                          41,494
  Audit fees                                                               8,250
  Directors' fees -- Note B                                                5,000
  Printing expense                                                         2,750
  Insurance expense                                                        2,458
  Transfer agent fees                                                      1,650
  Legal fees                                                               1,429
  Registration fees                                                          387
  Other                                                                      360
                                                                    ------------
    Total Expenses                                                       983,437
                                                                    ------------
  Net Investment Income                                             $ 10,063,785
                                                                    ============



                       See notes to financial statements.


--------------------------------------------------------------------------------

                                                The Guardian Cash Fund, Inc. - 4
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS



                                                                                 Six Months              Year
                                                                                      Ended             Ended
                                                                                   June 30,      December 31,
                                                                           1995 (Unaudited)              1994
                                                                             --------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                       $ 10,063,785      $ 13,907,542
                                                                               ------------      ------------
     Net Increase in Net Assets Resulting from Operations                        10,063,785        13,907,542
                                                                               ------------      ------------
 Distributions to Shareholders:
   Net investment income                                                        (10,063,785)      (13,907,542)
                                                                               ------------      ------------
From Capital Share Transactions:
   Net increase/(decrease) in net assets from
  capital share transactions -- Note E                                          (27,763,814)       76,187,548
                                                                               ------------      ------------
   Net Increase/(Decrease) in Net Assets                                        (27,763,814)       76,187,548
 Net Assets:
   Beginning of period                                                          386,985,836       310,798,288
                                                                               ------------      ------------
   End of period                                                               $359,222,022      $386,985,836
                                                                               ============      ============



                        See notes to financial statements


--------------------------------------------------------------------------------

The Guardian Cash Fund, Inc. - 4
--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:


                             Six Months
                                Ended
                               June 30,                              Year Ended December 31,
                                 1995     -----------------------------------------------------------------------------------
                             (Unaudited)  1994     1993     1992     1991     1990     1989     1988     1987    1986    1985
                             -----------  ----     ----     ----     ----     ----     ----     ----     ----    ----    ----
Net asset value,
   beginning
   of period                    $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00  $10.00  $10.00
                                ------   ------   ------   ------   ------   ------   ------   ------   ------  ------  ------
Income from invest-
   ment operations
Net investment
   income                         0.27     0.38     0.26     0.35     0.54     0.77     0.87     0.72     0.63    0.62    0.75
                                ------   ------   ------   ------   ------   ------   ------   ------   ------  ------  ------
Distributions to
Shareholders
Dividends from net
 investment income               (0.27)   (0.38)   (0.26)   (0.35)   (0.54)   (0.77)   (0.87)   (0.72)   (0.63)  (0.62)  (0.75)
                                ------   ------   ------   ------   ------   ------   ------   ------   ------  ------  ------
Net asset value, end of
   period                       $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00  $10.00  $10.00
                                ======   ======   ======   ======   ======   ======   ======   ======   ======  ======  ======

Total return*                    5.54%    3.82%    2.64%    3.21%    5.59%    7.95%    8.70%    7.20%    6.30%   6.20%   7.50%
                                ======   ======   ======   ======   ======   ======   ======   ======   ======  ======  ======
Ratios/supplemental data:
Net assets, end of
  period (000's
  omitted)                    $359,222 $386,986 $310,798 $318,879 $331,677 $331,600 $262,865 $228,310 $164,326 $87,403 $58,141
Ratio of expenses
  to average net
  assets                         0.53%**  0.54%    0.54%    0.54%    0.55%    0.56%    0.56%    0.58%    0.61%   0.61%   0.64%

Ratio of net invest-
  ment income to
  average net
  assets                         5.47%**  3.81%    2.61%    3.17%    5.44%    7.67%    8.67%    7.17%    6.27%   6.14%   7.61%



* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
**   Annualized.


                       See notes to financial statements.


--------------------------------------------------------------------------------

                                             The Guardian Stock, Bond & Cash - 4
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc.,
The Guardian Cash Fund, Inc.

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)


Note A -- Organization and Accounting Policies

   The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a
Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each Fund sold 10,000 of its shares to The Guardian Insurance & Annuity Company, Inc. (GIAC) for $100,000 in order to facilitate the commencement of its operations. Such shares were subsequently deposited in The Guardian Separate Account A, a separate account of GIAC which is registered as a unit investment trust under the 1940 Act. Shares of the Funds are only sold to certain separate accounts of GIAC. The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). Significant accounting policies of the Funds are as follows:

Investments

   Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

   Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

   The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

   Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

   Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

   Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code


--------------------------------------------------------------------------------

The Guardian Stock, Bond & Cash - 4
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc.,
The Guardian Cash Fund, Inc.

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)



of 1986, as amended (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

   During the year ended December 31, 1994, GSF reclassified ($113,817) to paid-in capital from accumulated net realized gains/(losses) to reflect permanent differences between income recognition on a tax basis and a GAAP basis.

Dividend Distributions

   GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

   GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

   All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.


Note B -- Investment Advisory Agreements and Payments to Related Parties

   Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1995.

   No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund. The aggregate remuneration paid by each Fund to its disinterested directors was $5,000 for the six months ended June 30, 1995.


  Note C -- Repurchase Agreements

   Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued


--------------------------------------------------------------------------------

                                             The Guardian Stock, Bond & Cash - 4
--------------------------------------------------------------------------------



interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund. Repurchase agreements of more than one week's duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of a Fund's net assets would be so invested.


Note D -- Investment Transactions


Purchases  and  proceeds  from  sales  of  securities  (excluding  short-term securities) were as follows:

                                                                       Six Months Ended June 30, 1995 (Unaudited)
                                                                       -----------------------------------------
                                                                                GSF                  GBF
                                                                               -----                -----
Purchases
   Stocks and debt obligations                                             $ 383,094,399        $ 141,242,086
   U.S. Government and government agency obligations                                  --          501,948,057
Proceeds
   Stocks and debt obligations                                             $ 310,354,216        $ 163,139,778
   U.S. Government and government agency obligations                                  --          425,858,202

     The cost of  investments  owned at June 30, 1995 for federal  income tax  purposes  was  $1,031,324,923,
$338,700,467  and  $360,254,493 for GSF, GBF and GCF,  respectively.  The gross  unrealized  appreciation and depreciation at June 30, 1995 for GSF and GBF were as follows:
                                                                                GSF                  GBF
                                                                               -----                -----
   Gross Appreciation                                                      $ 333,524,402          $ 8,305,058
   Gross Depreciation                                                        (13,575,124)          (2,001,919)
                                                                           -------------          -----------
     Net Unrealized Appreciation                                           $ 319,949,278          $ 6,303,139
                                                                           =============          ===========


--------------------------------------------------------------------------------

The Guardian Stock, Bond & Cash - 4
--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc.,
The Guardian Cash Fund, Inc.

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)



Note E -- Transactions in Capital Stock

                                                                  The Guardian Stock Fund, Inc.
                                                      Six Months Ended June 30,      Year Ended December 31,
                                                          1995 (Unaudited)                   1994
                                                     --------------------------    --------------------------
                                                         Shares        Amount         Shares        Amount
                                                     ------------   ------------    ----------   ------------
Shares sold                                             4,830,224   $143,558,734    10,511,824   $299,351,838
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments                    --             --     1,661,572     45,909,555
                                                     ------------   ------------    ----------   ------------
                                                        4,830,224    143,558,734    12,173,396    345,261,393
Less shares repurchased                                (1,882,684)   (55,515,605)   (4,131,682)  (117,077,466)
                                                     ------------   ------------    ----------   ------------
   NET INCREASE                                         2,947,540   $ 88,043,129     8,041,714   $228,183,927
                                                     ============   ============    ==========   ============


                                                                  The Guardian Bond Fund, Inc.
                                                      Six Months Ended June 30,      Year Ended December 31,
                                                          1995 (Unaudited)                   1994
                                                     --------------------------    --------------------------
                                                         Shares        Amount         Shares        Amount
                                                     ------------   ------------    ----------   ------------
Shares sold                                             2,619,517   $ 30,497,213     4,878,473   $ 57,770,327
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments                    --             --     1,769,521     19,989,294
                                                     ------------   ------------    ----------   ------------
                                                        2,619,517     30,497,213     6,647,994     77,759,621
Less shares repurchased                                (2,410,055)   (28,156,821)   (6,559,394)   (77,263,256)
                                                     ------------   ------------    ----------   ------------
   NET INCREASE                                           209,462   $  2,340,392        88,600   $    496,365
                                                     ============   ============    ==========   ============


                                                                  The Guardian Cash Fund, Inc.
                                                      Six Months Ended June 30,      Year Ended December 31,
                                                          1995 (Unaudited)                   1994
                                                     --------------------------    --------------------------
                                                         Shares        Amount         Shares        Amount
                                                     ------------   ------------    ----------   ------------
Shares sold                                             9,859,897   $ 98,598,981    28,157,184   $281,571,841
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments             1,006,368     10,063,680     1,390,754     13,907,542
                                                     ------------   ------------    ----------   ------------
                                                       10,866,265    108,662,661    29,547,938    295,479,383
Less shares repurchased                               (13,642,647)  (136,426,475)  (21,929,183)  (219,291,835)
                                                     ------------   ------------    ----------   ------------
   NET INCREASE (DECREASE)                           $ (2,776,382)  $(27,763,814)    7,618,755   $ 76,187,548
                                                     ============   ============    ==========   ============



Note F -- Line of Credit

   A $20,000,000 line of credit available to all of the Funds was established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1995, none of the Funds borrowed against this line of credit.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





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--------------------------------------------------------------------------------

Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)

  COMMON STOCKS -- 46.2%

     Shares                                                       Value
--------------------------------------------------------------------------------

Aerospace -- 0.9%
       1,000  Boeing Co.                                      $  62,625
                                                              ---------

Automotive: Parts and Accessories -- 0.6%
       2,000  GenCorp Inc.                                       21,500
       1,000  Wynn's International, Inc.                         23,250
                                                              ---------
                                                                 44,750
                                                              ---------

Aviation: Parts and Services -- 1.7%
         800  Curtiss-Wright Corporation                         35,700
       6,000  Hi-Shear Industries Inc.                           44,250
       1,000  Precision Castparts Corporation                    35,125
                                                              ---------
                                                                115,075
                                                              ---------

Broadcasting -- 6.1%
       7,000  Ackerley Communications Inc.                       85,750
       1,500  BHC Communications, Inc., Class A+                120,563
       1,000  Chris-Craft Industries, Inc.                       35,000
       2,000  Multi-Market Radio Inc., Class A+                  20,000
         500  Outlet Communications, Inc., Class A+              18,750
       2,000  United Television, Inc.                           142,000
                                                              ---------
                                                                422,063
                                                              ---------

Business Services -- 8.2%
       2,000  LEGENT Corporation+                                87,500
       7,500  Lotus Development Corporation+                    478,125
                                                              ---------
                                                                565,625
                                                              ---------

Cable -- 2.3%
       3,500  Media General, Inc., Class A                      106,750
       1,000  Multimedia, Inc., New+                             38,750
         500  Tele-Communications, Inc., Class A+                11,719
                                                              ---------
                                                                157,219
                                                              ---------

Consumer Products -- 6.5%
       5,000  American Brands, Inc.                             198,750
       2,000  Culbro Corporation+                                66,000
       2,500  General Electric Company                          140,937
       1,000  National Presto Industries Inc.                    45,375
                                                              ---------
                                                                451,062
                                                              ---------

Diversified Industrial -- 1.3%
       1,000  Minnesota Mining and
                Manufacturing Company                            57,250
       2,000  Thomas Industries Inc.                             32,750
                                                              ---------
                                                                 90,000
                                                              ---------

Electric Equipment -- 1.6%
       2,500  Honeywell Inc.                                    107,813
                                                              ---------

Entertainment -- 2.5%
       3,000  Time Warner Inc.                                  123,375
       1,000  Viacom Inc., Class A+                              46,500
                                                              ---------
                                                                169,875
                                                              ---------

Food and Beverage -- 3.2%
       6,400  Bruno's, Inc.                                      74,400
       2,000  Seagram Company Ltd.                               69,250
         500  Tootsie Roll Industries, Inc.                      34,625
       1,000  Wrigley, (Wm.) Jr. Company                         46,375
                                                              ---------
                                                                224,650
                                                              ---------

Health Care -- 1.1%
       1,500  Genentech Inc.+                                    72,937
                                                              ---------

Hotels/Casinos -- 2.0%
       2,000  Hilton Hotels Corporation                         140,500
                                                              ---------
Industrial Equipment and Supplies -- 2.2%
       3,000  AMETEK, Inc.                                       54,000
       2,000  Crane Co.                                          72,500
       1,000  Sequa Corporation, Class A+                        29,250
                                                              ---------
                                                                155,750
                                                              ---------

Oil and Gas Equipment/Services -- 0.3%
       2,600  RPC Inc.+                                          23,563
                                                              ---------

Publishing -- 2.9%
       4,500  Pulitzer Publishing                               191,812
       1,000  Western Publishing Group, Inc.*                    11,250
                                                              ---------
                                                                203,062
                                                              ---------

Wireless Communications -- 2.8%
       1,500  Cellular Communications, Inc., Class A+            68,250
       1,000  LIN Broadcasting Corporation                      126,500
                                                              ---------
                                                                194,750
                                                              ---------
TOTAL COMMON STOCKS
 (Cost $3,145,658)                                            3,201,319
                                                              ---------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                 Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------

  PREFERRED STOCK -- 0.5%

     Shares                                                       Value
--------------------------------------------------------------------------------

Industrial Equipment and Supplies -- 0.5%
         500  Sequa Corporation, $5.00 Conv. Pfd.            $   33,500
                                                             ----------

TOTAL PREFERRED STOCK
 (Cost $32,400)                                                  33,500
                                                             ----------


  U.S. TREASURY BILLS -- 46.9%

    Principal
     Amount                                                       Value
--------------------------------------------------------------------------------
$3,260,000          5.000% to 5.420%++ due
                    07/06/1995-08/24/1995                     3,245,058
                                                             ----------


TOTAL U.S. TREASURY BILLS
 (Cost$3,245,058)                                             3,245,058
                                                             ----------

TOTAL INVESTMENTS -- 93.6%
 (Cost $6,423,116) (a)                                        6,479,877
                                                             ----------

OTHER ASSETS AND
 LIABILITIES (Net) -- 6.4%                                      445,152
                                                             ----------

NET ASSETS -- 100.0%                                         $6,925,029
                                                             ==========


(a) Aggregate cost for Federal tax purposes was $6,423,116. Net unrealized appreciation for Federal tax purposes was $56,761 (gross unrealized appreciation was $83,060 and gross unrealized depreciation was $26,299).

  +  Non-income producing security.

 ++  Represents annualized yield at date of purchase.


                       See notes to financial statements.

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)


ASSETS
   Investments, at value
     (Cost $6,423,116)                                       $6,479,877
   Cash                                                         391,270
   Receivable for Fund shares sold                              456,355
   Unamortized organization cost                                 96,667
   Receivable from Manager                                       14,377
   Dividends receivable                                           1,637
                                                             ----------
     TOTAL ASSETS                                             7,440,183
                                                             ----------

LIABILITIES
   Payable for investments purchased                            400,452
   Organization costs payable                                   100,000
   Management fee payable                                         3,102
   Accrued Directors' fees                                        2,600
   Accrued expenses and other payables                            9,000
                                                             ----------
     TOTAL LIABILITIES                                          515,154
                                                             ----------
   Net assets applicable to 678,644 shares of
     common stock outstanding                                $6,925,029
                                                             ==========

NET ASSETS consist of:
   Shares of common stock at par value                         $    679
   Additional paid-in capital                                 6,856,338
   Accumulated net realized loss on investments                    (285)
   Undistributed net investment income                           11,536
   Net unrealized appreciation of investments                    56,761
                                                             ----------
     TOTAL NET ASSETS                                        $6,925,029
                                                             ==========

   Net Asset Value, offering and redemption
   price per share ($6,925,029 /  678,644
   shares outstanding; 500,000,000 shares
   authorized of $0.001 par value)                           $    10.20
                                                             ==========


STATEMENT OF OPERATIONS
For the Period Ended June 30, 1995 (Unaudited)*

Investment Income:
 Interest income                                              $  14,298
 Dividend income                                                  1,638
                                                             ----------
     Total Investment Income                                     15,936
                                                             ----------

Expenses:
   Management fee                                                 3,844
   Amortization of organization costs                             3,333
   Legal and audit fees                                           3,200
   Directors' fees                                                2,600
   Registration and filing fees                                   2,500
   Transfer agent fees                                            1,800
   Custodian fees                                                 1,500
   Expenses assumed by manager                                  (14,377)
                                                             ----------
     Total Expenses                                               4,400
                                                             ----------
Net Investment Income                                            11,536
                                                             ----------

Net Realized and Unrealized Gain/(Loss) on
Investments:
   Net realized loss on investments sold                           (285)
   Net unrealized appreciation of investments
     during the period                                           56,761
                                                             ----------
Net realized and unrealized gain on investments                  56,476
                                                             ----------
Net increase in net assets resulting from
   operations                                                 $  68,012
                                                             ==========

----------
*The Fund commenced operations on May 1, 1995.




                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                 Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                                             Period
                                                              Ended
                                                            6/30/95*
                                                           (Unaudited)
                                                           -----------


Net investment income                                      $    11,536
Net realized loss on investments                                  (285)
Net unrealized appreciation of investments                      56,761
                                                           -----------

Net increase in net assets resulting from operations            68,012
Net increase in net assets from Fund share
   transactions                                              6,757,017
                                                           -----------

Net increase in Net Assets                                   6,825,029

NET ASSETS:
Beginning of period                                            100,000
                                                           -----------

End of period (including undistributed net
  investment income of $11,536)                            $ 6,925,029
                                                           ===========

----------
*The Fund commenced operations on May 1, 1995.






FINANCIAL HIGHLIGHTS
Per share amounts for a Fund share outstanding throughout the period.


                                                               Period
                                                                Ended
                                                              6/30/95*
                                                             (Unaudited)
                                                             -----------
Operating performance:
Net asset value, beginning of period                             $10.00
                                                                 ------
Net investment income (a)                                          0.02
Net realized and unrealized gain on investments                    0.18
                                                                 ------
Total from investment operations                                   0.20
                                                                 ------
Net asset value, end of period                                   $10.20
                                                                 ------
Total return**                                                     2.0%
                                                                 ------


Ratios to average net assets/supplemental data:
Net assets, end of period                                        $6,925
Ratio of net investment income to average
  net assets                                                       3.00%+
Ratio of operating expenses to average
  net assets (b)                                                   1.14%+
Portfolio turnover rate                                            0.0%

----------
*    The Fund commenced operations on May 1, 1995.

** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period. Total return for the period less than one year is not annualized.

+    Annualized.

(a) Net investment loss before expenses assumed by Manager for the period ended June 30, 1995 was $(0.02).

(b) Operating expense ratio before expenses assumed by Manager for the period ended June 30, 1995 was 4.89%.


                       See notes to financial statements.

--------------------------------------------------------------------------------

Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)

1. -- Significant Accounting Policies

   Gabelli Capital Asset Fund (the "Fund"), a series of The Gabelli Capital Series Funds, Inc., (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The Fund commenced operations on May 1, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

   Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market, which are National Market System Securities, are valued at the last sale price as of the close of business on the day the securities are being value or, lacking any sales, at the mean between closing bid and asked prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Securities Transactions and Investment Income.

   Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned.

Dividends and Distributions to Shareholders.

   Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Provision for Income Taxes.

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Deferred Organization Expenses.

    A total of $100,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.



--------------------------------------------------------------------------------

Gabelli Capital Asset Fund -- 5
--------------------------------------------------------------------------------


2. --  Agreements with Affiliated Parties

   Pursuant to a management agreement (the "Management Agreement"), Guardian Investor Services Corporation (the "Manager") serves as the Fund's Manager. The Management Agreement provides that the Fund will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to the Sub-Administrator. The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets. The Manager has agreed to assume certain expenses of the Fund if such expenses exceed a certain annual expense limitation. For the period ended June 30, 1995, such expenses totaled $14,377.

3. --  Portfolio Securities

   Cost of purchases of investment securities, excluding short-term investments, aggregated $3,178,058 for the period ended June 30, 1995. For the same period ended June 30, 1995, there were no sales of long-term investment securities.

4. -- Transactions with Affiliates

   During the period ended June 30, 1995, the Fund paid brokerage commissions of $275 to Gabelli & Company, Inc. and its affiliates.

5. -- Shares of Common Stock

   Common stock transactions were as follows:

                                 Period Ended
                                   6/30/95*
                      ---------------------------------
                         Shares               Amount
                      -----------           -----------

Sold                      672,163           $ 6,792,327
Redeemed                   (3,519)              (35,310)
                      -----------           -----------
Net increase              668,644           $ 6,757,017
                      ===========           ===========


* The Fund commenced operations on May 1, 1995.


--------------------------------------------------------------------------------

Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------
Baillie Gifford International Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)

  COMMON STOCKS -- 94.8%

     Shares                                                       Value
--------------------------------------------------------------------------------

ARGENTINA -- 0.4%
 Real Estate -- 0.4%
    533,000   Comercial De Plata                            $ 1,322,104
                                                            -----------
AUSTRIA -- 0.9%
 Banks -- 0.3%
     13,940   Creditanstalt Bank                                802,910
 Business Services -- 0.3%
     17,470   Flughafen Wien AG                                 929,103
 Construction Materials -- 0.3%
      2,520   Wienerberger Baust                                967,639
                                                            -----------
                                                              2,699,652
                                                            -----------
AUSTRALIA -- 4.7%
 Business Services -- 0.6%
    200,000   Brambles Industries Ltd.                        1,896,233
 Electric Utilities -- 0.6%
    566,582   Australia Gas & Light Co.                       1,791,962
 Forest Products -- 0.7%
    277,929   Amcor Limited                                   2,050,393
 Metals -- 0.5%
    278,000   Western Mining Corp.                            1,531,272
 Petroleum Services -- 1.0%
    245,707   Broken Hill Proprietary                         3,024,624
 Real Estate -- 0.7%
    157,222   Lend Lease Corp.                                2,009,134
 Retail Trade -- 0.6%
    866,665   Woolworths Ltd.                                 1,798,622
                                                            -----------
                                                             14,102,240
                                                            -----------
BELGIUM -- 1.5%
 Banks -- 1.2%
     11,050   Generale De Banque                              3,550,481
 Metals -- 0.3%
     13,000   Union Miniere                                     850,032
                                                            -----------
                                                              4,400,513
                                                            -----------
BRAZIL -- 0.8%
 Broadcasting -- 0.4%
     36,000   Telecomunicados Brasileras                      1,201,500
 Energy -- 0.4%
     54,567   Companhia Energetica De Minas                   1,104,982
                                                            -----------
                                                              2,306,482
                                                            -----------
CHILE -- 0.5%
 Electric Utilities -- 0.5%
     50,000   Enersis SA                                      1,475,000
                                                            -----------
CZECHOSLOVAKIA -- 0.3%
 Electric Utilities -- 0.3%
     25,000   Ceska Energeticke Zavody                          909,091
                                                            -----------
DENMARK -- 0.3%
 Telephone -- 0.3%
     17,150   Tele Danmark AS                                   954,277
                                                            -----------
FRANCE -- 5.5%
 Bank -- 0.9%
     21,850   Societe Generale                                2,553,738
 Chemicals -- 0.6%
     75,500   Rhone Poulenc SA                                1,701,018
 Conglomerates -- 0.3%
      4,090   CGIP                                              953,516
 Containers and Glass -- 0.7%
     18,270   Cie De St Gobain                                2,206,877
 Leisure Time -- 0.7%
     20,000   Club Mediterranee                               2,038,629
 Oil-Integrated -- 0.9%
     36,000   Societe Elf Aquitaine                           2,660,318
 Retail Trade -- 1.4%
      5,000   Carrefour                                       2,561,169
     10,700   Castorama Dubois                                1,773,298
                                                            -----------
                                                             16,448,563
                                                            -----------
GERMANY -- 5.9%
 Air Travel -- 0.8%
     16,500   Lufthansa AG                                    2,386,290
 Automobile -- 0.8%
      8,500   Volkswagen AG                                   2,455,528
 Banks -- 1.4%
     90,000   Deutsche Bank AG                                4,373,418
 Building Construction -- 0.5%
      2,600   Kampa Haus AG                                   1,573,650
 Chemical -- 0.8%
     10,610   BASF AG                                         2,266,392
 Drugs and Health Care -- 0.7%
      4,750   GEHE AG                                         2,164,618
 Industrial Machinery -- 0.9%
     10,000   Man AG                                          2,577,916
                                                            -----------
                                                             17,797,812
                                                            -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                         Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------






     Shares                                                       Value
--------------------------------------------------------------------------------

HONG KONG -- 5.6%
 Conglomerates -- 1.7%
    600,000   Hutchison Whampoa                             $ 2,900,049
    300,000   Swire Pacific                                   2,287,472
 Electric Utilities -- 1.2%
    864,000   Hong Kong and China Gas                         1,378,997
    700,000   Hong Kong Electric                              2,379,229
 Financial-Bank -- 1.2%
    275,565   HSBC Holdings                                   3,534,574
 Real Estate -- 0.8%
  1,070,000   Amoy Properties                                   940,319
    800,000   Hong Kong Land Holding                          1,456,000
 Telephone -- 0.7%
  1,000,000   Hong Kong Telecommunications                    1,977,306
                                                            -----------
                                                             16,853,946
                                                            -----------

HUNGARY -- 0.1%
 Retail Trade -- 0.1%
    235,000   Fotex                                             343,814
                                                            -----------

IRELAND -- 0.3%
 Construction Materials -- 0.3%
    143,000   CRH                                               957,234
                                                            -----------

ITALY -- 2.6%
 Automobiles -- 0.9%
    747,300   Fiat Spa                                        2,635,245
 Insurance -- 0.5%
    288,000   RAS                                             1,689,278
 Telephone -- 1.2%
  1,350,000   Telecom Italia                                  3,659,129
                                                            -----------
                                                              7,983,652
                                                            -----------
JAPAN -- 27.7%
 Automobiles -- 1.6%
    287,000   Calsonic Corp.                                  1,953,855
    272,000   Suzuki Motor Corp.                              3,032,741
 Banks -- 0.9%
    140,000   Sanwa Bank                                      2,642,912
 Business Services -- 1.9%
    295,000   Kamigumi Co.                                    2,958,528
     44,000   Secom Co.                                       2,767,034
 Drugs and Health Care -- 1.3%
     88,000   Sankyo Co.                                      2,045,425
     66,000   Santen Pharmaceutical Co.                       1,759,896
 Electrical Equipment -- 1.2%
    354,000   Hitachi Corp.                                   3,529,349
 Electronics -- 4.4%
    171,000   Aiwa Co.                                        4,136,039
     66,000   Kyocera Corp.                                   5,435,432
     98,000   Murata Manufacturing Co.                        3,711,640
 Financial Services -- 1.2%
    100,000   Japan Securities Finance                        1,120,878
     57,480   Promise Co.                                     2,400,793
 Homebuilders -- 0.8%
    185,000   Sekusui House                                   2,291,900
 Industrial Machinery -- 1.9%
    250,000   Amada Co.                                       2,138,517
    520,000   Mitsubishi Heavy Ind.                           3,533,951
 Insurance -- 0.9%
    232,000   Tokio Marine & Fire Ins.                        2,660,657
 Investment Companies -- 1.0%
    171,000   Nomura Securities Co.                           2,986,019
 Leisure Time -- 0.8%
     15,000   Toho Co.                                        2,495,428
 Photography -- 1.9%
    222,000   Canon, Inc.                                     3,614,654
     85,000   Fuji Photo Film Co.                             2,015,810
 Real Estate -- 1.1%
    300,000   Mitsubishi Estate                               3,380,332
 Retail Grocery -- 0.9%
     38,000   Seven Eleven Japan                              2,721,491
 Retail Trade -- 2.1%
     42,000   Ito Yokado Co.                                  2,215,091
    180,000   Marui Co.                                       2,867,087
     54,000   Shimachu Co.                                    1,369,831
 Steel -- 1.3%
    200,000   Hitachi Metals                                  2,244,115
    700,000   Sumitomo Metal Ind.                             1,825,261
 Telecommunication -- 1.4%
        540   DDI Corp.                                       4,332,488
 Tires and Rubber -- 1.1%
    230,000   Bridgestone Corp.                               3,392,130
                                                            -----------
                                                             83,579,284
                                                            -----------

MALAYSIA -- 2.7%*
 Conglomerates -- 0.7%
    780,000   Sime Darby Berhad                               2,175,554


                       See notes to financial statements.

--------------------------------------------------------------------------------

Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------
Baillie Gifford International Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


     Shares                                                       Value
--------------------------------------------------------------------------------

 Leisure Time -- 1.0%
    528,000   Resorts World Berhad                          $ 3,096,965
 Telephone -- 1.0%
    400,000   Telekom Malaysia                                3,035,275
                                                            -----------
                                                              8,307,794
                                                            -----------
MEXICO -- 0.9%
 Building and Construction -- 0.1%
     11,100   Tolmex                                            433,274
 Beverage -- 0.5%
     44,500   Pan American Beverage                           1,335,000
 Telephone -- 0.3%
     29,500   Telefonos de Mexico SA                            873,938
                                                            -----------
                                                              2,642,212
                                                            -----------
NETHERLANDS -- 2.9%
 Banks -- 0.8%
     60,000   ABN Amro Holdings NV                            2,315,586
 Household Appliances -- 1.5%
    110,000   Philip Electronics NV                           4,656,986
 Publishing -- 0.6%
     14,800   Ver Ned Uitgevers                               1,771,797
                                                            -----------
                                                              8,744,369
                                                            -----------
NEW ZEALAND -- 0.6%
 Telecommunication -- 0.6%
    515,000   Telecom Corp. of New Zealand                    1,928,065
                                                            -----------
POLAND -- 0.3%
 Engineering -- 0.3%
    235,000   Elektrim                                          828,172
                                                            -----------
SINGAPORE -- 3.3%
 Air Travel -- 0.8%
    245,000   Singapore Airlines                              2,261,539
 Banks -- 1.1%
    303,333   Overseas Chinese Bank                           3,364,337
 Industrial Machinery -- 0.6%
    310,000   Sembawang Corp.                                 1,885,510
 Publishing -- 0.8%
    156,000   Singapore Press HD                              2,333,023
                                                            -----------
                                                              9,844,409
                                                            -----------
SPAIN -- 1.0%
 Banks -- 1.0%
     75,000   Banco Santander SA                              2,956,656
                                                            -----------
SWEDEN -- 1.8%
 Business Services -- 0.6%
     53,500   Securitas AB                                    1,854,190
 Construction & Mining Equipment -- 1.2%
    110,000   Atlas Copco AB                                  1,527,967
     48,150   Incentive AB                                    1,940,277
                                                            -----------
                                                              5,322,434
                                                            -----------
SWITZERLAND -- 4.5%
 Business Services -- 0.3%
      1,000   Danzas Holding                                    859,748
 Drugs and Healthcare -- 1.1%
      4,846   Sandoz AG                                       3,341,488
 Food Producer -- 1.4%
      4,000   Nestle SA                                       4,165,002
 Industrial Machinery -- 0.3%
        645   Bobst AG                                          980,242
 Insurance -- 1.4%
     13,600   Winterthur                                      4,134,920
                                                            -----------
                                                             13,481,400
                                                            -----------
THAILAND -- 0.6%
 Financial Services -- 0.6%
    750,000   Ind. Fin. Thailand                              1,974,884
                                                            -----------
UNITED KINGDOM -- 19.1%
 Banks -- 1.2%
    164,500   National Westminster Bk. Co.                    1,429,923
    285,000   Abbey National Bank                             2,121,521
 Business Services -- 1.8%
    130,000   Associated British Ports                          578,972
    316,000   BAA                                             2,480,452
    272,000   Reuters Holdings                                2,264,864
 Chemicals -- 0.5%
    690,000   Allied Colloids                                 1,355,416
 Conglomerates -- 2.4%
    653,658   BTR                                             3,281,553
    297,000   Hanson                                          1,036,925
    150,000   Hays                                              751,551
    205,000   Siebe                                           2,050,978
 Containers and Glass -- 0.3%
    280,000   Caradon PLC                                     1,051,058
 Construction and Mining Equipment -- 0.5%
    210,000   Scapa Group                                       776,603


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                       60

                                         Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------





     Shares                                                       Value
--------------------------------------------------------------------------------

    170,000   Weir Group                                    $   686,814
 Drugs and Healthcare -- 1.1%
    270,000   Glaxo Holdings                                  3,313,266
 Electric Utilities -- 1.0%
    167,000   National Power Co.                              1,183,370
    162,800   Yorkshire Electric Group                        1,786,735
 Electronics -- 0.8%
    155,000   Electrocomponents                               1,479,243
    340,000   Rotork                                            886,910
 Food, Beverage and Tobacco -- 2.8%
    320,000   Guinness                                        2,407,508
    160,000   Highland Distilleries                             890,727
    300,000   Iceland Group                                     858,915
    170,000   Reckitt and Colman                              1,798,155
    250,000   Rothmans Int'l. NV                              2,449,499
 Household Products -- 0.1%
    220,000   Life Sciences International                       423,413
 Insurance -- 0.9%
     70,000   Britannic Assurance                               609,034
    400,000   Prudential Corp.                                2,125,020
 International Oil -- 1.5%
    385,000   Shell Transport and Trading                     4,601,996
 Leisure Time -- 1.1%
    270,000   Granada Group                                   2,619,691
     80,000   Vendome Lux Group SA                              601,877
 Miscellaneous -- 0.6%
    190,000   Devro International                               670,908
    500,000   Firstbus                                        1,137,267
 Newspapers -- 0.2%
    250,000   Mirror Group PLC                                  528,869
 Retail-Grocery -- 0.8%
    338,000   Sainsbury (J)                                   2,373,580
 Retail Trade -- 0.8%
    120,000   Fine Arts Developments                            750,119
    300,000   Marks & Spencer                                 1,927,788
 Telephone -- 0.7%
    600,000   Vodafone Group                                  2,228,408
                                                            -----------
                                                             57,518,928
                                                            -----------
TOTAL COMMON STOCKS
  (Cost $260,539,315)                                       285,682,987
                                                            -----------


REPURCHASE AGREEMENT -- 3.3%

 Principal
 Amount                                                           Value
--------------------------------------------------------------------------------
$9,800,000 State Street Bank & Trust repurchase
           agreement, dated 6/30/95, maturity
           value $9,804,492 at 5.50%
           due 7/3/95 (collateralized by
           $7,610,000 U.S. Treasury Bonds,
           9.25% due 2/15/16)                              $  9,800,000
                                                           ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $9,800,000)                                           9,800,000
                                                           ------------

TOTAL INVESTMENTS -- 98.1%
  (Cost $270,339,315)                                       295,482,987


CASH, RECEIVABLES AND
  OTHER ASSETS LESS
  PAYABLES -- 1.9%                                            5,720,073
                                                           ------------

NET ASSETS -- 100.0%                                       $301,203,060
                                                           ------------


                       See notes to financial statements.

--------------------------------------------------------------------------------

Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------
Baillie Gifford International Fund

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)


ASSETS:
Investments, at identified cost*                           $270,339,315
                                                           ============

Investments, at market                                      285,682,987
Repurchase agreements                                         9,800,000
                                                           ------------
TOTAL INVESTMENTS                                           295,482,987

Cash                                                              4,497
Foreign currency (Cost $4,611,557)                            4,655,816
Dividends receivable                                          1,133,558
Foreign tax receivable                                          521,737
Receivable for fund shares sold                                 220,902
Receivable for securities sold                                  141,213
Receivable for open forward foreign currency
  sold                                                          138,789
Interest receivable                                               7,491
Deferred organization expenses -- Note C                          3,510
Other assets                                                      1,756
                                                           ------------
  TOTAL ASSETS                                              302,312,256
                                                           ------------
LIABILITIES:
Foreign tax withholding                                         177,315
Payable for fund shares redeemed                                104,527
Accrued expenses                                                 91,199
Due to affiliates -- Note 2                                     736,155
                                                           ------------
TOTAL LIABILITIES                                             1,109,196
                                                           ------------
    NET ASSETS                                             $301,203,060
                                                           ============
COMPONENTS OF NET ASSETS
Capital stock -- $0.10 par value
  (1,000,000,000 shares authorized)                        $  2,042,466
Paid-in capital                                             279,140,020
Undistributed net investment income                           2,122,579
Accumulated net realized (loss) on
  investments and foreign currency                          (7,482,498)
Net unrealized appreciation of
  investments and foreign currency related
  transactions                                               25,380,493
                                                           ------------
    NET ASSETS                                             $301,203,060
                                                           ============
SHARES OUTSTANDING                                           20,424,659
                                                           ------------
NET ASSET VALUE PER SHARE                                       $ 14.75
                                                           ============


* Includes repurchase agreements.




STATEMENT OF OPERATIONS
For The Six Months Ended
June 30, 1995 (Unaudited)


Investment Income:
 Income
   Dividends                                               $  3,915,918
   Interest                                                     264,706
                                                           ------------
                                                              4,180,624
 Less: Foreign tax withheld                                     521,456
                                                           ------------
  Total Income                                                3,659,168
                                                           ------------
Expenses:
 Investment advisory fees -- Note B                           1,186,467
 Custodian fees                                                 237,412
 Audit fees                                                      10,000
 Deferrred organization expense -- Note C                         3,879
 Directors' fees-- Note B                                         3,375
 Printing expense                                                 2,750
 Insurance expense                                                1,757
 Transfer agent fees                                              1,650
 Legal fees                                                       1,429
 Registration fees                                                  465
 Other                                                              360
                                                           ------------
   Total Expenses                                             1,449,544
                                                           ------------
Net Investment Income                                         2,209,624
                                                           ============
Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note D
   Net realized (loss) on investments and foreign
     currency related transaction -- Note A                  (6,186,633)
   Net change in unrealized appreciation of
     investments and foreign currency related
     transactions -- Note D                                   5,020,918
                                                           ------------
   Net Realized and Unrealized (Loss) on
     Investments and Foreign Currencies                      (1,165,715)
                                                           ------------
Net Increase in Net Assets
 Resulting from Operations                                 $  1,043,909
                                                           ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                         Baillie Gifford International Fund -- 6
--------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Six Months
                                                                                                  Ended                Year Ended
                                                                                              June 30, 1995           December 31,
                                                                                               (Unaudited)                1994
                                                                                               -----------             -----------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
    Net investment income                                                                     $  2,209,624            $  2,880,417
    Net realized gain/(loss) on investments and foreign currency related transactions           (6,186,633)              2,289,267
    Net change in unrealized appreciation/(depreciation) on investments and foreign
      currency related transactions                                                              5,020,918              (6,484,115)
                                                                                              ------------            ------------
      Net Increase/(Decrease) in Net Assets from Operations                                      1,043,909              (1,314,431)
                                                                                              ------------            ------------

Distributions to Shareholders:
    Net investment income                                                                               --              (2,504,843)
                                                                                              ------------            ------------
      Total Distributions to Shareholders                                                               --              (2,504,843)
                                                                                              ------------            ------------

From Capital Share Transactions:
    Net increase/(decrease) in assets from capital share transactions -- Note F                 (2,890,718)            120,074,014
                                                                                              ------------            ------------
      Net Increase/(Decrease) in Net Assets                                                     (1,846,809)            116,254,740

Net Assets:
    Beginning of period                                                                        303,049,869             186,795,129
                                                                                              ------------            ------------
    End of period*                                                                            $301,203,060            $303,049,869
                                                                                              ============            ============

* Includes undistributed net investment income of:                                            $  2,122,579            $    250,232



                       See notes to financial statements.

--------------------------------------------------------------------------------

Baillie Gifford International Fund -- 6

--------------------------------------------------------------------------------
Baillie Gifford International Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                         Six Months                                      February 8,
                                                                            Ended                                         1991** to
                                                                        June 30, 1995        Year Ended December 31,    December 31,
                                                                         (Unaudited)      1994          1993       1992      1991
                                                                        ------------    --------      --------    -------   -------

Net asset value, beginning of period ................................     $  14.69      $  14.69      $  11.16    $ 12.37   $ 10.00
                                                                          --------      --------      --------    -------   -------
      Income from Investment Operations
      Net investment income .........................................         0.09          0.15          0.23       0.09      0.04

      Net realized and unrealized gain/(loss) on investments
          and foreign currency related transactions .................        (0.03)        (0.02)         3.54      (1.20)     2.52
                                                                          --------      --------      --------    -------   -------
      Net increase/(decrease) from investment operations ............         0.06          0.13          3.77      (1.11)     2.56
                                                                          --------      --------      --------    -------   -------

      Distributions to Shareholders
      Dividends from net investment income ..........................           --         (0.13)        (0.24)     (0.10)    (0.04)
      Distributions from net realized gain on investments and
          foreign currency related transactions .....................           --            --            --         --     (0.13)
                                                                          --------      --------      --------    -------   -------
      Total distributions ...........................................           --         (0.13)        (0.24)     (0.10)    (0.19)
                                                                          --------      --------      --------    -------   -------
Net asset value, end of period ......................................     $  14.75      $  14.69      $  14.69    $ 11.16   $ 12.37
                                                                          ========      ========      ========    =======   =======

Total return+ .......................................................         0.41%         0.87%        34.04%     (8.90%)    8.56%
                                                                          ========      ========      ========    =======   =======

Ratios/supplemental data:
      Net assets, end of period (000's omitted) .....................     $301,203      $303,050      $186,795    $55,175   $36,012
      Ratio of expenses to average net assets .......................        0.98%*        1.03%         1.11%      1.26%     1.67%*
      Ratio of net investment income to average net assets ..........        1.49%*        1.11%         1.75%      0.88%     0.61%*
      Portfolio turnover rate .......................................          22%           27%           18%        44%       14%

----------
*    Ratios are annualized.

**   Commencement of operations.

+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------
Baille Gifford Emerging Markets Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


COMMON STOCKS -- 84.3%

  Shares                                                                  Value
--------------------------------------------------------------------------------
ARGENTINA -- 8.3%
 Automobile -- 0.3%
    19,800       Ciades SA                                            $   96,049
 Banks -- 0.6%
    15,000       BCO Frances Rio PL                                       90,018
     5,300       Banco Frances Del Rio La Plata                           95,400
Conglomerates -- 1.5%
    33,040       Compania Naviera Perez SA                               277,622
    22,800       Dycasa                                                   47,890
    42,500       Juna Minetti                                            131,776
Electric Utilities -- 1.4%
    11,400       Capex SA                                                175,275
     7,900       Central Costanera SA                                    252,800
Industrial Machinery -- 0.3%
     5,000       Quilmes Industrial                                       97,500
Oil Transport -- 1.5%
    45,000       Transportadora De Gas Del Sur                           472,500
Real Estate -- 1.2%
   147,600       Commercial De Plata                                     366,121
Telecommunications -- 0.7%
    28,900       Telecom Argentina                                       131,521
     2,150       Telecom Argentina Stet France                            97,825
Telephone -- 0.8%
     9,500       Telefonica De Argentina                                 235,125
                                                                       ---------
                                                                       2,567,422
                                                                       ---------
BRAZIL -- 4.4%
Broadcasting -- 1.1%
 5,900,000       Telebras                                                167,290
     5,100       Telecomunicacoes Brasileras                             170,213
Food, Beverage and Tobacco -- 0.8%
    50,000       Santista Alimentos                                       38,023
    26,000       Souza Cruz                                              196,306
Retail Trade -- 0.5%
 7,250,000       Lojas Americanas                                        161,461
Steel -- 0.8%
    15,300       Usinas Siderurgicas De Minas                            171,051
     7,000       Usiminas USI SD MG                                       78,750
Telephone -- 0.5%
 1,335,000       Telesp Tel Sao Paolo                                    169,685
Other Services -- 0.7%
 9,000,000       Sider Nacional CIA                                      205,225
                                                                      ----------
                                                                       1,358,004
                                                                      ----------
CHILE -- 2.9%
Construction Material -- 0.2%
     3,800       Maderas y Sinteticos Sociedad                            71,250
Electric Utilities -- 0.7%
     4,200       Enersis SA                                              123,900
     4,100       Empresa Nacional De Electricidad                        108,650
Investment Companies -- 2.0%
     4,000       GT Chile Growth Fund                                    155,000
    12,500       Genesis Chile Fund                                      456,250
                                                                      ----------
                                                                         915,050
                                                                      ----------

CHINA -- 1.2%
Automobile -- 0.3%
     6,500       Ek Chor China Motorcycle Co.                            104,813
Container and Glass -- 0.3%
    75,000       Yaohua Pilkington Glass Co.                              75,000
Electrical Equipment -- 0.3%
   120,000       Shanghai Shangling                                       99,600
Tire and Rubber -- 0.3%
     8,000       China Tire Holdings Ltd.                                 85,000
                                                                      ----------
                                                                         364,413
                                                                      ----------

COLOMBIA -- 0.9%
Construction Material -- 0.5%
     6,700       Cementos Diamante                                       138,518
Retailer -- 0.4%
     6,600       Cadenalco Gran Cad                                      125,821
                                                                      ----------
                                                                         264,339
                                                                      ----------

CZECHOSLOVAKIA -- 1.4%
Construction Company -- 0.7%
     2,500       IPS Praha                                               203,095
Electric Utilities -- 0.4%
     3,800       Ceska Energeticke Zavody                                138,182
Food, Beverage and Tobacco -- 0.2%
       850       Praske Pivorary                                          44,390
Plastic -- 0.1%
     1,400       Fatra                                                    35,420
                                                                      ----------
                                                                         421,087
                                                                      ----------

HONG KONG -- 15.3%
Bank -- 0.8%
    19,000       HSBC Holdings                                           243,706

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                             Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------

  Shares                                                                  Value
--------------------------------------------------------------------------------
Conglomerates -- 3.2%
   276,000       China Strategic Holding Ltd.                         $  105,224
   130,000       Hutchison Whampoa                                       628,344
    36,000       Swire Pacific                                           274,497
Containers and Glass -- 0.4%
   400,000       Sinocan Holdings                                        113,727
Construction and Mining Equipments -- 0.9%
   900,000       CNT Group Ltd.                                           61,645
   120,000       Varitronix Int'l.                                       210,137
Electrical Equipment -- 0.5%
    80,000       Johnson Electrical Holdings                             161,286
Electric Utilities -- 1.6%
    48,000       China Light and Power                                   246,892
   156,000       Hong Kong and China Gas                                 248,986
Industrial Machinery -- 0.9%
   260,000       Chen Hsong Holdings                                     165,486
   500,000       Lung Kee (Bermuda)                                      116,312
Leisure Time -- 0.5%
   150,000       Mandarin Oriental                                       150,000
Publishing -- 0.3%
   210,000       Oriental Press Group                                     84,811
Real Estate -- 2.2%
   160,000       Amoy Properties                                         140,608
   125,000       Hong Kong Land Holdings                                 227,500
    42,000       Sun Hung Kai Props.                                     310,747
Retail Trade -- 1.9%
   800,000       Esprit Asia                                             307,581
   800,000       Pokphand (CP) Co.                                       281,734
Telephone -- 1.9%
   304,800       Hong Kong Telecommunications                            602,683
Transportation -- 0.2%
   130,000       China Merchant Shekou                                    70,563
                                                                      ----------
                                                                       4,752,469
                                                                      ----------

HUNGARY -- 2.9%
Chemicals -- 0.5%
     9,000       Chemical Works of Gedeon Richter                        146,250
Conglomerates -- 0.6%
     9,082       Zalakeramia                                             179,392
Food -- 0.6%
     3,500       Pick Szeged RT                                          187,827
Lodging -- 0.6%
    21,600       Danubius Hotel                                          210,809
Plastic -- 0.4%
    11,400       Pannonplast                                             115,896
Retail Trade -- 0.2%
    42,000       Fotex                                                    60,803
                                                                      ----------
                                                                         900,977
                                                                      ----------

INDIA -- 1.7%
Automobile -- 0.2%
     2,000       Bajaj Auto                                               56,000
Construction -- 0.3%
     5,500       Larsen & Toubro Ltd.                                    108,625
Drugs and Healthcare -- 0.1%
    10,000       Core Health Care                                         47,500
Electric Utilities -- 0.3%
    10,000       CESC                                                     47,500
     8,000       ITC Ltd.                                                 59,040
Industrial Machinery -- 0.2%
    23,000       NEPC Micon                                               52,325
Lodging -- 0.3%
     5,000       The Indian Hotels Co.                                    80,650
Metals -- 0.3%
     8,000       Indian Aluminum                                          85,040
                                                                      ----------
                                                                         536,680
                                                                      ----------

INDONESIA -- 1.6%
Bank -- 0.3%
    30,000       Bank International Indonesia                             92,614
Household Products -- 0.3%
     6,000       Unilever Indonesia                                       88,909
Photography -- 0.4%
    20,000       Modern Photo Film                                       108,666
Telephone -- 0.6%
     5,200       Perusahaan Per Per Ind. Sat Corp.                       198,900
                                                                      ----------
                                                                         489,089
                                                                      ----------
KOREA -- 4.3%
Electrical Equipment -- 1.0%
     6,000       Samsung Elect. Co.                                      318,750
Electric Utility -- 1.4%
    20,000       Korea Electric Power Corp.                              452,500


                       See notes to financial statements.

--------------------------------------------------------------------------------

Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------
Baille Gifford Emerging Markets Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


  Shares                                                                  Value
--------------------------------------------------------------------------------

Investment Company -- 1.2%
       100       Korea Europe Fund                                    $  368,750
Steel -- 0.7%
     7,000       Pohang Iron & Steel Co.                                 206,500
                                                                      ----------
                                                                       1,346,500
                                                                      ----------
MALAYSIA -- 7.1%
Container -- 0.4%
    52,000       Kelang Container Terminal                               136,505
Conglomerates -- 0.6%
    72,000       Sime Darby Berhad                                       200,820
Engineering -- 0.9%
    45,000       United Engineers Berhad                                 286,095
Food, Beverage and Tobacco -- 1.4%
    20,000       Nestle Malay Berhad                                     153,404
   130,000       R.J. Reynolds Berhad                                    249,549
Leisure Time -- 1.7%
    90,000       Resorts World Berhad                                    527,892
Metals and Mining -- 0.9%
    50,000       Maruichi Malay Steel                                    185,603
    26,000       IJM Corp. Berhad                                        103,446
Retail Trade -- 0.6%
    19,000       Edaran Otomobil                                         185,480
Telephone -- 0.6%
    24,000       Telekom Malaysia                                        182,117
                                                                      ----------
                                                                       2,210,911
                                                                      ----------

MEXICO -- 4.3%
 Conglomerates -- 0.9%
    13,500       Alfa SA                                                 163,944
    10,000       DESC SA De CV                                           128,750
Financial Services -- 1.4%
    19,700       GPO Fin. Banamex AC                                      29,818
    13,000       Grupo Carso SA De CV                                    142,039
     4,259       Grupo Financiero Bancomer                                 1,124
     5,750       Grupo Financiero Bancomer Ser. "C"                       33,114
     6,050       Tolmex                                                  236,154
Food and Beverages -- 0.6%
     5,600       Pan American Beverage                                   168,000
Metals -- 0.3%
    10,000       Grupo Simec SA De CV                                     98,750
Retail Trade -- 0.2%
    50,000       Organiz Soriana                                          57,440
Telephone -- 0.9%
     9,600       Telefonos De Mexico SA                                  284,400
                                                                      ----------
                                                                       1,343,533
                                                                      ----------

PERU -- 1.9%
 Building Materials -- 0.3%
     5,848       Cementos Lima                                            95,166
Food, Beverage and Tobacco -- 0.3%
    42,300       Backus & Johnston                                       100,022
Metals -- 0.6%
    36,698       Southern Peru Copper                                    166,622
     1,347       Southern Peru Copper Ser. 2                               4,270
Telephone -- 0.7%
   123,569       CPT Telefonica Del Peru                                 211,087
                                                                      ----------
                                                                         577,167
                                                                      ----------
PHILIPPINES -- 2.6%
Bank -- 0.3%
     8,000       Philippine National Bank                                 93,187
Brewing and Distilling -- 1.3%
    99,000       San Miguel Corp.                                        410,885
Telephone -- 1.0%
     4,000       Philippine Long Distance Tel. Co.                       287,000
                                                                      ----------
                                                                         791,072
                                                                      ----------
POLAND -- 3.1%
Bank -- 0.4%
     8,700       Bre BK Rozwoju Eks                                      139,364
Construction Materials -- 0.9%
    26,300       Polifarb                                                144,925
    40,000       Polifarb Wroclaw                                        127,296
Electric Utility -- 0.5%
    40,000       Elektrim                                                140,965
Food, Beverage and Tobacco -- 0.8%
    10,700       Agros                                                   137,121
     1,600       Zywiec                                                  120,974
Pharmaceuticals -- 0.5%
    10,700       Jelfa                                                   155,861
                                                                      ----------
                                                                         966,506
                                                                      ----------

SINGAPORE -- 5.4%
Air Travel -- 0.8%
    27,000       Singapore Airlines                                      249,231
Automobile -- 0.5%
    17,000       Cycle and Carriage                                      152,057

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                             Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------


  Shares                                                                  Value
--------------------------------------------------------------------------------

Bank -- 0.6%
    18,000       Overseas Chinese Bank                                $  199,642
Construction Equipment -- 0.3%
    48,000       Clipsal Industries Ltd.                                 110,880
Food and Beverages -- 0.6%
    16,000       Fraser & Neave                                          184,329
Industrial Machinery -- 0.5%
    26,000       Sembawang Corp.                                         158,140
Publishing -- 0.9%
    18,000       Singapore Press HD                                      269,195
Real Estate -- 0.7%
    66,000       DBS Land                                                206,855
Retailer -- 0.5%
   105,000       Courts Singapore                                        156,279
                                                                      ----------
                                                                       1,686,608
                                                                      ----------

SOUTH AFRICA -- 8.8%
Bank -- 1.9%
    40,000       First National Bank                                     255,754
     6,500       Nedcor                                                  323,375
Brewing and Distilling -- 0.9%
    10,000       South Africa Brews                                      285,317
Diversified Industrials -- 1.7%
    26,000       Barlow Ltd.                                             266,342
    49,000       Smith (C.G.)                                            259,398
Gas Distribution -- 0.9%
    30,465       Sasol                                                   291,974
Insurance -- 0.9%
     3,700       Liberty Holdings                                        264,555
Mining -- 1.7%
    10,000       De Beers Cons. Mines                                    261,255
    80,000       Gencor                                                  275,005
Tobacco -- 0.8%
    35,000       Rembrandt Group                                         240,629
                                                                      ----------
                                                                       2,723,604
                                                                      ----------
TAIWAN -- 1.4%
Real Estate -- 1.4%
    40,000       ROC Taiwan Fd.                                          440,000
                                                                      ----------

THAILAND -- 4.0%
Bank -- 1.3%
    18,000       Bangkok Bank                                            198,339
    20,000       Thai Farmers Bank                                       191,209
Construction Material -- 0.8%
     4,000       Siam Cement Co.                                         255,378
Financial Services -- 0.8%
    90,000       Ind. Fin. Thailand                                      236,986
Food, Beverage and Tobacco -- 0.3%
    15,000       CP Feedmill Co.                                          91,148
Publishing -- 0.8%
     8,000       Land and House                                          168,523
    18,000       Matichon Public Co., Ltd.                                92,607
                                                                      ----------
                                                                       1,234,190
                                                                      ----------
TURKEY -- 0.4%
Electronics -- 0.4%
   312,000       Raks Electronik                                         121,723
                                                                      ----------
UNITED KINGDOM -- 0.4%
Conglomerates -- 0.4%
    25,200       Antofagasta Holdings                                    127,463
                                                                      ----------

TOTAL COMMON STOCKS
  (Cost $33,016,738)                                                  26,138,807
                                                                      ----------

PREFERRED STOCKS -- 6.7%

12,000,000       BCO Bradesco SA                                         101,684
       640       Bardella SA Ind.                                         99,424
   700,000       Brahma (CIA Cerveja)                                    229,650
   425,000       Casa Anglo Bras SA                                       40,168
17,155,000       Cemig CIA Energ MG                                      335,459
 4,400,000       CESP CIA Energ SP                                       173,993
 8,400,000       Ceval Alimentos SA                                       95,818
   370,000       Cimento Itau                                            108,528
    97,000       Confab                                                   71,657
   570,000       Coteminas CIA TEC                                       179,576
 1,400,000       Duratex SA                                               68,472
   470,000       Electrobras (CENTR)                                     125,095
   180,000       Multibras Eletrodo                                      148,810
 1,530,000       Petrol Brasileiros                                      129,647
   240,000       Sider Tubarao                                           178,208
                                                                      ----------

TOTAL PREFERRED STOCKS
  (Cost $2,785,156)                                                    2,086,189
                                                                      ----------

                       See notes to financial staements.

--------------------------------------------------------------------------------

Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------
Baille Gifford Emerging Markets Fund

SCHEDULE OF INVESTMENTS
June 30, 1995 (Unaudited)


REPURCHASE AGREEMENT -- 8.0%

  Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
$2,475,000       State Street Bank & Trust repurchase
                 agreement, dated 6/30/95, maturity
                 value $2,475,980 at 4.75%
                 due 7/3/95 (collateralized by
                 $1,925,000 U.S. Treasury Bonds,
                 9.25% due 2/15/16)                                  $ 2,475,000

REPURCHASE AGREEMENT
  (Cost $2,475,000)                                                    2,475,000
                                                                     -----------

TOTAL INVESTMENTS -- 99.0%
  (Cost $33,326,894)                                                  30,699,996
                                                                     -----------

CASH, RECEIVABLES AND
  OTHER ASSETS LESS
  PAYABLES -- 1.0%                                                       320,738
                                                                     -----------

NET ASSETS -- 100.0%                                                 $31,020,734
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                             Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS
AND LIABILITIES
June 30, 1995 (Unaudited)


ASSETS:
Investments, at identified cost*                                    $33,826,894
                                                                    ===========
Investments, at market                                               28,224,996
Repurchase agreement                                                  2,475,000
                                                                    -----------
TOTAL INVESTMENTS                                                    30,699,996

Cash                                                                     10,526
Foreign currency (Cost $168,366)                                        167,148
Receivable for securities sold                                          494,465
Dividends receivable                                                     79,482
Receivable for fund shares sold                                          39,731
Deferred organization expenses -- Note C                                  2,180
Interest receivable                                                         327
Other assets                                                                175
Foreign tax receivable                                                       72
                                                                    -----------
TOTAL ASSETS                                                         31,494,102
                                                                    -----------

LIABILITIES:
  Payable for securities purchased                                      295,348
  Accrued expenses                                                       13,470
  Foreign tax withholding                                                 9,160
  Payable for deferred organization
   expense -- Note C                                                      2,536
  Due to affiliates -- Note B                                           152,854
                                                                    -----------
  TOTAL LIABILITIES                                                     473,368
                                                                    -----------
  NET ASSETS                                                        $31,020,734
                                                                    ===========

COMPONENTS OF NET ASSETS
  Capital stock -- $0.10 par value
    (1,000,000,000 shares authorized)                               $   369,492
  Paid-in  capital                                                   34,162,489
  Undistributed net investment income                                   147,088
  Accumulated net realized (loss) on
    investments and foreign currency                                 (1,030,311)
  Net unrealized  (depreciation) of investments
    and foreign currency related transactions                        (2,628,024)
                                                                    -----------
  NET ASSETS                                                        $31,020,734
                                                                    ===========
  SHARES OUTSTANDING                                                  3,694,919
                                                                    -----------
  NET ASSET VALUE PER SHARE                                         $      8.40
                                                                    ===========


STATEMENT OF OPERATIONS
For The Six Mpnths Ended
June 30, 1995 (Unaudited)


Investment Income:
 Income
  Dividends                                                        $    330,653
  Interest                                                               87,196
                                                                   ------------
                                                                        417,849

 Less: Foreign tax withheld                                              28,449
                                                                   ------------
    Total Income                                                        389,400
                                                                   ------------

Expenses:
 Investment advisory fees -- Note B                                     132,009
 Custodian fees                                                          73,048
 Audit fees                                                              10,000
 Directors fees -- Note B                                                 3,375
 Printing expense                                                         2,750
 Legal fees                                                               2,163
 Transfer agent fees                                                      1,650
 Registration fees                                                        1,370
 Other                                                                      360
 Deferrred organization expense -- Note C                                   252
 Insurance expense                                                          175
                                                                   ------------
    Total Expenses                                                      227,152
                                                                   ------------
Net Investment Income                                                   162,248
                                                                   ============

Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note D
  Net realized (loss) on investments and foreign
   currency related transaction -- Note A                              (988,394)
  Net change in unrealized appreciation of
   investments and foreign currency related
   transactions -- Note D                                               370,282
                                                                   ------------
  Net Realized and Unrealized (Loss) on
   Investments and Foreign Currencies                                  (618,112)
                                                                   ------------
Net (Decrease) in Net Assets
 Resulting from Operations                                         $   (455,864)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------
Baille Gifford Emerging Markets Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Six Months     October 17,
                                                                                                  Ended         1994** to
                                                                                              June 30, 1995    December 31,
                                                                                               (Unaudited)         1994
                                                                                               ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                                                       $    162,248    $     42,225
   Net realized (loss) on investments and foreign currency related transactions                    (988,394)        (75,276)
   Net change in unrealized appreciation/(depreciation) on investments and foreign
     related transactions                                                                           370,282      (2,998,306)
                                                                                               ------------    ------------
     Net (Decrease) in Net Assets from Operations                                                  (455,864)     (3,031,357)
                                                                                               ------------    ------------
Distributions to Shareholders:
   Net investment income                                                                               --           (24,026)
   Distribution in excess of net investment income                                                     --              --
   Net realized gain on investments and foreign currency related transactions                          --              --
                                                                                               ------------    ------------
     Total Distributions to Shareholders                                                               --           (24,026)
                                                                                               ------------    ------------
From Capital Share Transactions:
   Net increase/(decrease) in assets from capital share transactions -- Note F                    7,407,698      27,124,283
                                                                                               ------------    ------------
     Net Increase in Net Assets                                                                   6,951,834      24,068,900
Net Assets:
   Beginning of period                                                                           24,068,900            --
                                                                                               ------------    ------------
   End of period*                                                                              $ 31,020,734    $ 24,068,900
                                                                                               ============    ============


 * Includes undistributed net investment income of:                                            $    147,088    $     18,199
** Commencement of public offering of the Fund's shares





                       See notes to financial statements.

--------------------------------------------------------------------------------

Baille Gifford Emerging Markets - 7
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                        Six Months      October 17,
                                                                          Ended          1994** to
                                                                      June 30, 1995     December 31,
                                                                       (Unaudited)         1994
                                                                        ----------      ----------
Net asset value, beginning of period ..............................        $ 8.68          $ 9.87
                                                                         --------        --------
  Income from Investment Operations
  Net investment income ...........................................          0.05           (0.01)
  Net realized and unrealized loss on investments and
   foreign currency related transactions ..........................         (0.33)          (1.17)
                                                                         --------        --------
  Net decrease from investment operations .........................         (0.28)          (1.18)
                                                                         --------        --------
  Distributions to Shareholders
  Dividends from net investment income ............................          --             (0.01)
                                                                         --------        --------
  Total distributions .............................................          --             (0.01)
                                                                         --------        --------
Net asset value, end of period ....................................        $ 8.40          $ 8.68
                                                                         ========        ========
Total return+ .....................................................         (3.23)%        (11.97)%
                                                                         ========        ========
Ratios/supplemental data:
    Net assets, end of period (000's omitted) .....................      $ 31,021         $24,069
    Ratio of expenses to average net assets .......................          1.76%*          2.28%*
    Ratio of net investment income to average net assets...........          1.23%*          0.94%*
    Portfolio turnover rate .......................................            30%            --


------------
+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all the periods shown.
*    Ratios are annualized.
**   Commencement of public offering of the Fund's shares.



                       See notes to financial statements.

--------------------------------------------------------------------------------

GBG Funds -- 7
--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)


Note A -- Organization and Accounting Policies


      GBG Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The Company, which was incorporated in Maryland on October 29, 1990, was formerly known as Baillie Gifford International Fund, Inc. Shares of the Company are offered in two series: Baillie Gifford International Fund
(BGIF) and Baillie Gifford Emerging Markets Fund (BGEMF). The series are collectively referred to herein as the "Funds." Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance and Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Funds are available for investment only through the allocation of contract values under certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994, BGEMF sold 2,000,000 shares of its capital stock to The Guardian Life Insurance Company of America for $20,000,000 to facilitate the commencement of operations.

Valuation of Investments

     Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Repurchase agreements are carried at cost which approximates market value (See note E).

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars as follows:

(1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Purchases, sales,   income   and  expenses  are  translated  at the rate of
exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations. It is not the practice of the Funds to identify that portion of the results of operations that arise as a result of changes in the exchange rates from fluctuations that arise from changes in the market price during or at the end of a reporting period except as noted below.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included

--------------------------------------------------------------------------------

                                                                  GBG Funds -- 7
--------------------------------------------------------------------------------


in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized loss on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation on foreign currency related transactions.

Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. Neither Fund will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

     Each Fund intends to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed in accordance with the provisions of the Code to its shareholders. Therefore, no federal income tax provision is required. Security transactions after October 31 are treated as arising on the first day of the Funds' next fiscal year.

     Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

     The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is

--------------------------------------------------------------------------------

GBG Funds -- 7
--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund



NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)

to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

     In accordance with recently approved accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and gains or accumulated losses on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1994, BGIF and BGEMF reclassified ($322,462) and ($13,799), respectively, to paid-in capital from accumulated net realized gains/(losses) to reflect permanent differences between income recognition on a tax basis and a GAAP basis. In addition, amounts distributed for tax purposes in excess of net investment income in 1993 for BGIF have been recorded as a temporary overdistribution of net investment income in the Statement of Changes in Net Assets. These amounts reflect the effect of temporary differences in the computation of net investment income for financial reporting and tax purposes.


Note B -- Investment Management Agreements and Payments to Related Parties

     The Company has investment management agreements with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Funds' portfolios. GBG continually monitors and evaluates the performance of BG Overseas.

     As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's daily average net assets and 1.00% of BGEMF's daily average net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub- management fees does not represent a separate or additional expense to the Funds.

     No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company. The aggregate remunerations paid by BGIF and BGEMF to the Company's disinterested directors amounted to $3,375, for the six months ended June 30, 1995.


Note C -- Deferred Organization and Initial
          Offering Expenses

     BGIF incurred expenses of $39,110 in connection with its organization and registration. These expenses were advanced by GIAC and were repaid by BGIF upon completion of its first year of operations. BGEMF's expenses of $2,536 in connection with its organization and registration were advanced by GIAC and will be repaid when it has completed one year of operations or when net assets reach $50 million, whichever comes first. These expenses have been deferred and are

--------------------------------------------------------------------------------

                                                                  GBG Funds -- 7
--------------------------------------------------------------------------------

being amortized on a straight-line basis over a five year period, beginning with the commencement of BGIF's operations in February, 1991 and BGEMF's operations in September, 1994.


Note D -- Investment Transactions

   Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                                            For the Six Months Ended June 30, 1995 (Unaudited)
                                                            --------------------------------------------------
                                                                        BGIF                       BGEMF
                                                                        ----                       -----
Purchases
   Stocks and debt obligations ...............................      $ 60,239,544                $17,144,875
   U.S. Government and government agency obligations .........           --                          --
Proceeds
   Stocks and debt obligations ...............................      $ 67,535,162               $  6,970,916
   U.S. Government and government agency obligations .........           --                          --

   The cost of investments owned at June 30, 1995 for federal income tax purposes for BGIF and BGEMF are $270,339,315 and $33,826,894, respectively. The gross unrealized appreciation and (depreciation) at June 30, 1995 were as follows:

                                                                        BGIF                       BGEMF
                                                                        ----                       -----
Gross Appreciation ...........................................      $ 38,463,001                $ 1,720,066
Gross Depreciation ...........................................       (13,082,508)                (4,348,090)
                                                                    ------------                -----------
      Net Unrealized Appreciation/(Depreciation) .............      $ 25,380,493                $(2,628,024)
                                                                    ============                ===========

   Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   At June 30, 1995, BGIF had open forward foreign currency contracts, as listed below, with net unrealized gain of $138,789 which are included in net unrealized appreciation/(depreciation).

--------------------------------------------------------------------------------

GBG Funds -- 7
--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)

Baillie Gifford International Fund:

                                                                                                  Unrealized
                               Type of         Expiration                          Current       Appreciation/
  Currency                    Contract            Date              Cost            Value       (Depreciation)
--------------------------------------------------------------------------------------------------------------
  Australian Dollar             Sell            07/05/95      $    58,986      $    58,675        $     311
  Deutsch Mark                  Sell            07/05/95           68,574           69,323             (749)
  French Franc                  Sell            07/05/95           24,832           25,081             (249)
  Hong Kong Dollar              Sell            07/05/95           92,368           92,391              (23)
  Japanese Yen                  Sell            07/05/95           58,666           59,113             (447)
  Japanese Yen                  Sell            12/20/95       43,599,370       43,456,241          143,129
  Malaysian Ringgit             Sell            07/05/95            7,971            7,982              (11)
  Pound Sterling                Sell            07/05/95          352,195          354,554           (2,359)
  Singapore Dollar              Sell            07/05/95           47,483           47,517              (34)
  Swedish Krona                 Sell            07/05/95           76,124           76,301             (177)
  Swiss Franc                   Sell            07/05/95           73,068           73,670             (602)
                                                                                                  ---------
                                                                                                  $ 138,789
                                                                                                  =========


Note E -- Repurchase Agreements

     Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days' duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the applicable Fund's net assets would be so invested.

--------------------------------------------------------------------------------

                                                                  GBG Funds -- 7
--------------------------------------------------------------------------------

Note F -- Transactions in Capital Stock

   Transactions in capital stock were as follows:

Baillie Gifford International Fund:
                                                                Six Momths Ended June 30,               Year Ended December 31,
                                                             -------------------------------       --------------------------------
                                                                     1995 (Unaudited)                            1994
                                                             -------------------------------       --------------------------------
                                                                Shares            Amount              Shares             Amount
                                                             -----------       -------------       ------------       -------------
 Shares sold ..........................................        3,206,402       $  46,162,802         11,652,393       $ 175,706,321
 Shares issued in reinvestments of dividends
   from net investment income and
   net realized gain on sales of investments ..........             --                  --              168,197           2,504,843
                                                             -----------       -------------       ------------       -------------
                                                               3,206,402          46,162,802         11,820,590         178,211,164
 Less shares repurchased ..............................       (3,406,925)        (49,053,520)        (3,910,118)        (58,137,150)
                                                             -----------       -------------       ------------       -------------
 NET INCREASE .........................................         (200,523)      $  (2,890,718)         7,910,472       $ 120,074,014
                                                             ===========       =============       =============      =============

 Baillie Gifford Emerging Markets Fund:
                                                                                                       Period from September 13,
                                                                Six Momths Ended June 30,                1994 (Commencement of
                                                             -------------------------------                 Operations) to
                                                                     1995 (Unaudited)                      December 31, 1994
                                                             -------------------------------       --------------------------------
                                                                Shares            Amount              Shares             Amount
                                                             -----------       -------------       ------------       -------------
 Shares sold ..........................................    .   1,128,124       $   9,082,515          2,773,779       $  27,130,118
 Shares issued in reinvestments of dividends
   from net investment income and
   net realized gain on sales of investments ..........               --                  --              2,771              24,026
                                                             -----------       -------------       ------------       -------------
                                                               1,128,124           9,082,515          2,776,550          27,154,144
                                                                                                                      =============
 Less shares repurchased ..............................         (206,522)         (1,674,817)            (3,233)            (29,861)
                                                             -----------       -------------       ------------       -------------
 NET INCREASE .........................................          921,602       $   7,407,698          2,773,317       $  27,124,283
                                                             ===========       =============       ============       =============


Note G -- Line of Credit

   A $20,000,000 line of credit available to both Funds was established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360-day basis per annum. For the six months ended June 30, 1995, neither of the Funds borrowed against this line of credit.


--------------------------------------------------------------------------------

Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.


SCHEDULE OF INVESTMENTS
June 30, 1995 (unaudited)

COMMON STOCKS -- 90.9%


    Shares                                                                 Value
--------------------------------------------------------------------------------
Advertising -- 1.4%
   100,000    Omnicom Group, Inc.                                     $6,062,500
                                                                      ----------
Aerospace-Defense -- 3.7%
   300,000    Bombardier, Inc., Class "B"(1)                           7,281,818
    95,000    Loral Corp.                                              4,916,250
    95,400    Watkins-Johnson Co.                                      4,245,300
                                                                      ----------
                                                                      16,443,368
                                                                      ----------
Bank -- 1.8%
   200,000    Midlantic Corp.                                          8,000,000
                                                                      ----------
Bank -- Midwest -- 0.6%
    50,000    Fifth Third Bancorp                                      2,812,500
                                                                      ----------
Beverage-Soft Drink -- 1.5%
   150,000    PepsiCo Inc.                                             6,843,750
                                                                      ----------
Broadcasting/Cable TV -- 1.6%
    65,000    Capital Cities/ABC, Inc.                                 7,020,000
                                                                      ----------
Chemical-Diversified -- 2.9%
   375,000    First Mississippi Corp.                                 12,796,875
                                                                      ----------
Chemical-Specialty -- 1.4%
   250,000    Praxair, Inc.                                            6,250,000
                                                                      ----------
Computer & Peripherals -- 4.7%
    75,000    Cabletron Systems, Inc.*                                 3,993,750
   400,000    EMC Corp.*                                               9,700,000
   105,000    3Com Corp.*                                              7,035,000
                                                                      ----------
                                                                      20,728,750
                                                                      ----------

Computer Software & Services -- 8.0
   300,000    Acclaim Entertainment, Inc.*                             5,531,250
   101,000    Computer Associates International, Inc.                  6,842,750
   120,000    Microsoft Corp.*                                        10,845,000
   195,000    Oracle Systems Corp.*                                    7,531,875
    95,000    Parametric Technology Corp.*                             4,726,250
                                                                      ----------
                                                                      35,477,125
                                                                      ----------
Diversified Companies -- 1.7%
   187,500    Thermo Electron Corp.*                                   7,546,875
                                                                      ----------
Drug -- 4.7%
    60,000    Amgen Inc.*                                              4,826,250
    89,000    Pfizer, Inc.                                             8,221,375
   180,000    Schering-Plough Corp.                                    7,942,500
                                                                      ----------
                                                                      20,990,125
                                                                      ----------
Electronics -- 2.4%
   115,000    Avnet, Inc.                                              5,563,125
   147,000    Vishay Intertechnology, Inc.*                            5,310,375
                                                                      ----------
                                                                      10,873,500
                                                                      ----------
Financial Services -- 3.5%
    55,000    First Financial Management Corp.                         4,702,500
   250,000    Green Tree Financial Corp.                              11,093,750
                                                                      ----------
                                                                      15,796,250
                                                                      ----------
Food Wholesalers -- 0.9%
   130,000    Sysco Corp.                                              3,835,000
                                                                      ----------
Hotel/Gaming -- 2.1%
   300,000    Mirage Resorts, Inc.*                                    9,187,500
                                                                      ----------
Insurance-Diversified -- 1.4%
    53,000    American International Group, Inc.                       6,042,000
                                                                      ----------
Machinery -- 0.9%
   125,000    IDEX Corp.                                               4,187,500
                                                                      ----------
Manufactured Housing/Recreational
 Vehicles -- 2.3%
   320,000    Clayton Homes, Inc.                                      5,240,000
   200,000    Oakwood Homes Corp.                                      5,125,000
                                                                      ----------
                                                                      10,365,000
                                                                      ----------
Medical Services -- 3.1%
   300,000    HealthCare COMPARE Corp.*                                9,000,000
    97,500    PacifiCare Health Systems, Inc.
              Class "B"                                                4,972,500
                                                                      ----------
                                                                      13,972,500
                                                                      ----------
Medical Supplies -- 8.1%
    75,000    Abbott Laboratories, Inc.                                3,037,500
   400,000    Biomet, Inc.*                                            6,200,000
   120,000    Cordis Corp.*                                            8,010,000
    87,600    Invacare Corp.                                           3,635,400
   100,000    Medtronic Inc.                                           7,712,500
   200,000    Stryker Corp.                                            7,675,000
                                                                      ----------
                                                                      36,270,400
                                                                      ----------
Office Equipment & Supplies -- 3.9%
   395,000    Office Depot, Inc.*                                     11,109,375
   210,000    Staples, Inc.*                                           6,063,750
                                                                      ----------
                                                                      17,173,125
                                                                      ----------
Railroad -- 1.3%
   100,000    Conrail, Inc.                                            5,562,500
                                                                      ----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                            Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------


    Shares                                                                 Value
--------------------------------------------------------------------------------
Recreation -- 1.8%
   300,000    Electronic Arts, Inc.*                                  $8,137,500
                                                                      ----------
Retail Store -- 1.7%
   233,700    Dollar General Corp.                                     7,390,762
                                                                      ----------
Semiconductor -- 12.7%
   150,000    Applied Materials, Inc.*                                12,993,750
   150,000    Integrated Device Technology, Inc.*6,937,500
   170,000    Micron Technology, Inc.                                  9,328,750
   100,000    Motorola, Inc.                                           6,712,500
   100,000    Novellus Systems, Inc.*                                  6,775,000
   110,000    Teradyne, Inc.*                                          7,191,250
    50,000    Texas Instruments Inc.                                   6,693,750
                                                                      ----------
                                                                      56,632,500
                                                                      ----------
Telecommunications Equipment -- 6.0%
   187,500    ADC Telecommunications, Inc.*                            6,703,125
   142,500    Andrew Corp.*                                            8,247,188
   150,000    DSC Communications Corp.*                                6,975,000
   100,000    Tellabs, Inc.*                                           4,812,500
                                                                      ----------
                                                                      26,737,813
                                                                      ----------
Telecommunications Service-- 0.9%
   150,000    WorldCom, Inc.*                                          4,050,000
                                                                      ----------
Toiletries/Cosmetics -- 1.9%
   190,000    Gillette Co.                                             8,478,750
                                                                      ----------
Trucking/Transportation Leasing -- 2.0%
   195,000    XTRA Corp.                                               9,018,750
                                                                      ----------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 90.9%
(Cost $292,769,560)                                                  404,683,218
                                                                     -----------

SHORT-TERM INVESTMENTS -- 9.5%

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
$22,310,000   Federal Home Loan Mortgage Corp.
              Discount Notes, 6.10%, 7/3/95                        $ 22,302,439
 20,000,000   Federal Home Loan Bank Corp.
              Discount Notes, 5.86%, 7/14/95                         19,957,678
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS -- 9.5%
(Cost $42,260,117)                                                   42,260,117
                                                                   ------------
EXCESS OF LIABILITIES OVER CASH
AND OTHER ASSETS -- (-0.4%)                                          (1,766,305)
                                                                   ------------
NET ASSETS -- 100.0%                                               $445,177,030
                                                                   ============
NET ASSET VALUE PER
OUTSTANDING SHARE
($445,177,030 / 20,287,897
shares outstanding)                                                $      21.94
                                                                   ============
(1) Canadian security trading on the Toronto exchange.
    Value in U.S. dollars.
  * Non-income producing



                       See notes to financial statements.

--------------------------------------------------------------------------------

Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (unaudited)


ASSETS
  Investment securities, at value
   (cost $292,769,560)                                              $404,683,218
  Short-term investments (cost $42,260,117)                           42,260,117
  Cash                                                                    93,126
  Receivable for capital shares sold                                     276,481
  Dividends receivable                                                   181,604
                                                                    ------------
    TOTAL ASSETS                                                     447,494,546
                                                                    ------------
LIABILITIES
  Payable for securities purchased                                     1,780,158
  Payable for capital shares repurchased                                 248,569
  Accrued expenses:
   Advisory fee                                                          175,203
   GIAC administrative service fee                                        80,000
   Other                                                                  33,586
                                                                    ------------
    TOTAL LIABILITIES                                                  2,317,516
                                                                    ------------

NET ASSETS
  Capital stock, at $1.00 par value
   (authorized 50,000,000 shares, outstanding
   20,287,897 shares)                                                 20,287,897
  Additional paid-in capital                                         290,557,308
   Undistributed investment income -- net                              2,814,449
Undistributed net realized gain on investments                        19,603,718
Unrealized net appreciation of investments                           111,913,658
                                                                    ------------
    NET ASSETS                                                      $445,177,030
                                                                    ============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($445,177,030 / 20,287,897
  shares outstanding)                                               $      21.94
                                                                    ============




STATEMENT OF OPERATIONS
For the Six Months Ended
June 30, 1995 (unaudited)


Investment Income
  Dividends (Net of foreign withholding tax
    of $3,395)                                                       $ 1,398,304
  Interest                                                               659,173
                                                                    ------------
    Total Income                                                       2,057,477
                                                                    ------------
Expenses
  Investment advisory fee                                                956,629
  GIAC administrative service fee                                        166,456
  Auditing and legal fees                                                 28,032
  Custodian fees                                                          22,733
  Insurance and dues                                                      11,446
  Director' fees and expenses                                              5,729
  Other                                                                    4,466
                                                                    ------------
    Total Expenses                                                     1,195,491
                                                                    ------------
  Investment Income -- Net                                               861,986
                                                                    ------------
Realized and Unrealized Gain on
 Investments -- Net:
  Realized gain -- net                                                 8,519,117
  Change in unrealized appreciation                                   72,410,590
                                                                    ------------
  Net Realized Gain and Change in Unrealized
    Appreciation on Investments                                       80,929,707
                                                                    ------------
Net Increase in Net Assets from Operations                          $ 81,791,693
                                                                    ============


                       See notes to financial statements.


--------------------------------------------------------------------------------

                                            Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Six Months              Year
                                                                                      Ended             Ended
                                                                              June 30, 1995      December 31,
                                                                                (unaudited)              1994
                                                                              -------------      ------------
Operations:
   Investment income -- net                                                    $    861,986      $  1,989,636
   Realized gain on investments -- net                                            8,519,117        11,328,038
   Change in unrealized appreciation                                             72,410,590       (21,682,338)
                                                                               ------------      ------------
   Net increase (decrease) in net assets from operations                         81,791,693        (8,364,664)
                                                                               ------------      ------------

Distributions to Shareholder:
   Investment income -- net                                                           --             (194,830)
   Realized gain from investment transactions -- net                                  --           (5,260,408)
                                                                               ------------      ------------
                                                                                      --           (5,455,238)
                                                                               ------------      ------------
Capital Share Transactions:
   Proceeds from sale of shares                                                  46,168,215        67,839,012
   Proceeds from reinvestment of distributions to shareholder                         --            5,455,238
   Cost of shares repurchased                                                   (35,527,840)      (80,639,504)
                                                                               ------------       -----------
   Increase (Decrease) from capital share transactions                           10,640,375        (7,345,254)
                                                                               ------------      ------------

Total Increase (Decrease) in Net Assets                                          92,432,068       (21,165,156)

Net Assets:
   Beginning of period                                                          352,744,962       373,910,118
                                                                               ------------      ------------
   End of period                                                               $445,177,030      $352,744,962
                                                                               ============      ============
Undistributed Investment Income -- Net At End Of Period                        $  2,814,449      $  1,952,463
                                                                               ============      ============




                       See notes to financial statements.

--------------------------------------------------------------------------------

Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                                          Six Months Ended                Year Ended December 31,
                                            June 30, 1995  ---------------------------------------------------
                                             (unaudited)    1994       1993        1992        1991      1990
                                             -----------   ------     ------      ------      ------    ------
Net asset value, beginning of period           $17.83      $18.52     $20.04      $20.83      $15.04    $14.55
                                               ------      ------     ------      ------      ------    ------
   Income (loss) from investment operations:
    Net investment income                         .04         .10        .12         .20         .20       .31
    Net gains or losses on securities
     (both realized and unrealized)              4.07        (.51)      1.73        1.03        7.65       .50
                                               ------      ------     ------      ------      ------    ------
    Total from investment operations             4.11        (.41)      1.85        1.23        7.85       .81
                                               ------      ------     ------      ------      ------    ------

   Less distributions:
    Dividends from net investment income          --         (.01)      (.12)       (.19)       (.20)     (.32)
    Distributions from capital gains              --         (.27)     (3.25)      (1.83)      (1.86)      --
                                               ------      ------     ------      ------      ------    ------
    Total distributions                           --         (.28)     (3.37)      (2.02)      (2.06)     (.32)
                                               ------      ------     ------      ------      ------    ------
Net asset value, end of period                 $21.94      $17.83     $18.52      $20.04      $20.83    $15.04
                                               ======      ======     ======      ======      ======    ======
Total return                                    23.05%+     -2.21%      9.21%       5.93%      52.18%     5.56%
                                               ======      ======     ======      ======      ======    ======

Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $445,177    $352,745   $373,910    $347,116    $306,589  $172,113
Ratio of operating expenses to average
  net assets                                      .62%*       .61%       .61%        .54%        .53%      .54%
Ratio of net investment income to average
  net assets                                       .45%*      .57%       .57%        .99%       1.19%     2.19%
Portfolio turnover rate                            .44%+      122%       118%         83%         81%       56%

 + Not annualized.
 * Annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                            Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)


1 -- Significant Accounting Policies

   Value Line Centurion Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation.

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the- counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements.

   In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal income Taxes.

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions.

   It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization.

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------

Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)

(F) Investments.

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, on investments is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.


2 -- Capital Share Transactions, Dividends and
     Distributions

   Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                  Six Months Ended   Year Ended
                                                    June 30, 1995      June 30,
                                                     (unaudited)         1994
                                                     ----------      ----------
Shares sold                                           2,350,361       3,810,231
Shares issued in reinvestment
  of dividends and distributions                           --           305,958
                                                     ----------      ----------
                                                      2,350,361       4,116,189
Shares repurchased                                    1,851,475       4,513,989
                                                     ----------      ----------
Net increase (decrease)                                 498,886        (397,800)
                                                     ==========      ==========
Dividends per share                                  $     --        $      .01
                                                     ==========      ==========
Distributions per share from
  net realized gains                                 $     --        $      .27
                                                     ==========      ==========


   On June 30, 1995, the Board of Directors declared a dividend from net investment income of $.10 per share and a long-term capital gain distribution of $.56 per share to shareholders of record on July 19, 1995.


3 -- Purchases and Sales of Securities

   Purchases  and  sales  of   investment   securities,   excluding   short-term
investments, were as follows:

                                                           Six Months Ended
                                                            June 30, 1995
                                                             (unaudited)
                                                             ------------
PURCHASES:
 Investment Securities                                       $159,725,100
                                                             ============
SALES:
 Investment Securities                                       $173,558,571
                                                             ============


   At June 30, 1995, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $335,029,677. The aggregate appreciation and depreciation of investments for the six months ended June 30, 1995, based on a comparison of investment values and their costs for federal income tax purposes is $114,040,353 and $2,126,695 respectively, resulting in a net appreciation of $111,913,658.


4 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties

   An advisory fee of $956,629 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1995. This was computed at the rate of 1/2 of 1% per year of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. In addition, the Adviser has agreed to reimburse the Fund for expenses (exclusive

--------------------------------------------------------------------------------

                                            Value Line Centurion Fund, Inc. -- 8
--------------------------------------------------------------------------------


of interest, taxes and brokerage expenses) which in any year exceeds 2.5% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1.5% of the remaining average daily net assets. No such reimbursement was required for the six months ended June 30, 1995.

   Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $1,370 for the six months ended June 30, 1995. During the six months ended June 30, 1995, the Fund paid brokerage commissions totalling $241,985 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1995, the Fund incurred expenses of $166,456 in connection with such services rendered by GIAC.






--------------------------------------------------------------------------------

Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust

SCHEDULE OF INVESTMENTS
June 30, 1995 (unaudited)

COMMON STOCKS -- 74.1%

   Shares                                                           Value
--------------------------------------------------------------------------------
Advertising -- 0.6%
   79,000      Omnicom Group, Inc.                              $  4,789,375
                                                                ------------
Aerospace/Defense -- 3.3%
  154,000      Loral Corp.                                         7,969,500
  194,000      McDonnell Douglas Corp.                            14,889,500
   50,000      Rockwell International Corp.                        2,287,500
                                                                ------------
                                                                  25,146,500
                                                                ------------
Bank-Midwest -- 0.5%
   97,000      First Bank System, Inc.                             3,977,000
                                                                ------------
Beverage-Alcoholic -- 0.6%
   98,000      Canadaigua Wine Co., Inc. Class "A"*                4,385,500
                                                                ------------
Beverage-Soft Drink -- 1.6%
   60,000      Coca-Cola Co.                                       3,825,000
  112,000      Coca-Cola Enterprises Inc.                          2,450,000
  135,000      PepsiCo Inc.                                        6,159,375
                                                                ------------
                                                                  12,434,375
                                                                ------------
Broadcasting/Cable TV -- 3.1%
  118,000      Capital Cities/ABC, Inc.                           12,744,000
   27,456      Viacom, Inc. Class "A"*                             1,276,704
  208,030      Viacom, Inc. Class "B"*                             9,647,391
                                                                ------------
                                                                  23,668,095
                                                                ------------
Chemical-Basic -- 0.2%
   20,000      Monsanto Co.                                        1,802,500
                                                                ------------
Chemical-Diversified -- 1.1%
   62,000      Norsk Hydro A.S. (ADR)                              2,588,500
  155,000      Pall Corp.                                          3,448,750
  213,000      Terra Industries, Inc.                              2,582,625
                                                                ------------
                                                                   8,619,875
                                                                ------------
Chemical-Specialty -- 3.0%
  156,000      Hercules, Inc.                                      7,605,000
  100,000      International Flavors & Fragrances Inc.             4,975,000
   31,900      Lubrizol Corp.                                      1,128,463
  260,000      Praxair, Inc.                                       6,500,000
   62,000      Sigma-Aldrich Corp.                                 3,045,750
                                                                ------------
                                                                  23,254,213
                                                                ------------
Computer & Peripherals -- 3.5%
   40,000      Apple Computer, Inc.                                1,857,500
   84,500      Cabletron Systems, Inc.*                            4,499,625
  104,000      International Business Machines Corp.               9,984,000
  258,000      Silicon Graphics, Inc.*                            10,287,750
                                                                ------------
                                                                  26,628,875
                                                                ------------
Computer Software & Services -- 3.3%
  154,000      Ceridian Corp.*                                     5,678,750
   85,000      Computer Associates International, Inc.             5,758,750
  125,000      General Motors Corp. Class "E"                      5,437,500
   60,000      Informix Corp.*                                     1,522,500
   47,000      National Data Corp.                                 1,086,875
  112,500      Oracle Systems Corp*.                               4,345,312
   85,000      System Software Associates, Inc.                    1,700,000
                                                                ------------
                                                                  25,529,687
                                                                ------------
Diversified Companies -- 0.9%
   26,000      Danaher Corp.                                         786,500
   12,300      ITT Corp.                                           1,445,250
  199,500      Mark IV Industries, Inc.                            4,289,250
                                                                ------------
                                                                   6,521,000
                                                                ------------
Drug -- 2.9%
   30,000      Bristol-Myers Squibb Co.                            2,043,750
   80,000      Merck & Co., Inc.                                   3,920,000
  220,000      Mylan Laboratories Inc.                             6,765,000
   69,000      Pfizer, Inc.                                        6,373,875
   64,000      Schering-Plough Corp.                               2,824,000
                                                                ------------
                                                                  21,926,625
                                                                ------------
Drugstore -- 0.3%
   60,000      Rite Aid Corp.                                      1,537,500
   20,000      Walgreen Co.                                        1,002,500
                                                                ------------
                                                                   2,540,000
                                                                ------------
Electric Utility-East -- 0.3%
   71,700      American Electric Power Co., Inc.                   2,518,463
                                                                ------------
Electronics -- 2.3%
  100,000      General Instrument Corp.*                           3,837,500
   45,000      Molex, Inc.                                         1,743,750
  223,000      Symbol Technologies, Inc.*                          8,557,625
   97,650      Vishay Intertechnology, Inc.*                       3,527,606
                                                                ------------
                                                                  17,666,481
                                                                ------------
Environmental -- 0.5%
  108,600      Browning-Ferris Industries, Inc.                    3,923,175
                                                                ------------
European-Diversified -- 0.2%
   49,000      Danka Business Systems PLC (ADR)                    1,185,187
                                                                ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------



   Shares                                                           Value
--------------------------------------------------------------------------------
Financial Services -- 3.3%
  114,000      ADVANTA Corp. Class "A"                           $ 4,752,375
   53,000      ADVANTA Corp. Class "B"                             2,000,750
  155,000      CUC International, Inc.*                            6,510,000
  248,000      Green Tree Financial Corp.                         11,005,000
   30,000      Paychex, Inc.                                       1,087,500
                                                                ------------
                                                                  25,355,625
                                                                ------------
Food Processing -- 2.5%
  310,000      Archer-Daniels-Midland Co.                          5,773,750
   50,000      ConAgra, Inc.                                       1,743,750
   55,000      Heinz (H.J.) Co.                                    2,440,625
  179,250      Hudson Foods, Inc. Class "A"                        2,487,094
  148,000      IBP, Inc.                                           6,438,000
                                                                ------------
                                                                  18,883,219
                                                                ------------
Foreign Electronics/Entertainment -- 0.9%
  165,000      Philips Electronics N.V. (NY Shares)                7,053,750
                                                                ------------
Foreign Telecommunications -- 0.4%
   40,000      Ericsson (L.M.) Telephone Co.
               Class"B" (ADR)                                        800,000
   32,000      Telecom Corp. of New Zealand Ltd.
               (ADR)                                               1,940,000
                                                                ------------
                                                                   2,740,000
                                                                ------------
Grocery -- 2.7%
  385,000      Kroger Co.*                                        10,346,875
  278,700      Safeway, Inc.*                                     10,416,412
                                                                ------------
                                                                  20,763,287
                                                                ------------
Healthcare Information Systems -- 0.6%
   75,000      HBO & Co.                                           4,087,500
   20,000      Medic Computer Systems, Inc.*                         770,000
                                                                ------------
                                                                   4,857,500
                                                                ------------
Home Appliance -- 1.1%
  260,000      Black & Decker Corp.                                8,027,500
                                                                ------------
Hotel/Gaming -- 1.8%
  140,000      Circus Circus Enterprises, Inc.*                    4,935,000
   67,000      La Quinta Inns, Inc.                                1,809,000
  160,000      Mirage Resorts, Inc.*                               4,900,000
   50,000      Promus Companies, Inc.*                             1,950,000
                                                                ------------
                                                                  13,594,000
                                                                ------------
Household Products -- 0.5%
   15,000      Lancaster Colony Corp.                              $ 536,250
   89,000      Newell Co.                                          2,180,500
   20,000      Procter & Gamble Co.                                1,437,500
                                                                ------------
                                                                   4,154,250
                                                                ------------
Industrial Services -- 2.1%
  297,000      Equifax, Inc.                                       9,912,375
  252,000      Manpower, Inc.                                      6,426,000
                                                                ------------
                                                                  16,338,375
                                                                ------------
Insurance-Diversified -- 1.7%
   72,000      American International Group, Inc.                  8,208,000
  100,000      MGIC Investment Corp.                               4,687,500
                                                                ------------
                                                                  12,895,500
                                                                ------------
Insurance-Property/Casualty -- 1.1%
   38,000      General Re Corp.                                    5,087,250
  230,000      USF & G Corp.                                       3,737,500
                                                                ------------
                                                                   8,824,750
                                                                ------------
Machinery -- 0.8%
   52,000      Dover Corp.                                         3,783,000
   75,000      Parker-Hannifin Corp.                               2,718,750
                                                                ------------
                                                                   6,501,750
                                                                ------------
Machinery-Construction & Mining -- 0.2%
   44,000      Harnischfeger Industries, Inc.                      1,523,500
                                                                ------------
Manufactured Housing/
Recreational Vehicles -- 1.2%
  521,532      Clayton Homes, Inc.                                 8,540,087
   35,000      Oakwood Homes Corp.                                   896,875
                                                                ------------
                                                                   9,436,962
                                                                ------------
Medical Services -- 0.2%
  100,000      Surgical Care Affiliates, Inc.                      1,912,500
                                                                ------------
Medical Supplies -- 5.6%
   52,000      Becton, Dickinson & Co.                             3,029,000
  115,000      Bergen Brunswig Corp. Class "A"                     2,630,625
  120,000      Boston Scientific Corp.*                            3,825,000
   76,250      Cardinal Health, Inc.                               3,602,812
  100,000      Cordis Corp.*                                       6,675,000
  129,000      Johnson & Johnson                                   8,723,625
  149,000      Medtronic Inc.                                     11,491,625
   60,000      St. Jude Medical, Inc.*                             3,007,500
                                                                ------------
                                                                  42,985,187
                                                                ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust

SCHEDULE OF INVESTMENTS
June 30, 1995 (unaudited)


   Shares                                                           Value
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 1.4%
  155,000      Panhandle Eastern Corp.                          $  3,778,125
  200,000      Williams Companies, Inc.                            6,975,000
                                                                ------------
                                                                  10,753,125
                                                                ------------
Office Equipment & Supplies -- 3.8%
  386,000      Office Depot, Inc.*                                10,856,250
   19,000      Reynolds & Reynolds Co. Class "A"                     560,500
  367,500      Staples, Inc.*                                     10,611,563
   64,000      Xerox Corp.                                         7,504,000
                                                                ------------
                                                                  29,532,313
                                                                ------------
Oilfield Services/Equipment -- 0.4%
   80,000      Halliburton Co.                                     2,860,000
                                                                ------------
Paper & Forest Products -- 1.2%
  179,000      Scott Paper Co.                                     8,860,500
                                                                ------------
Petroleum-Integrated -- 2.4%
   80,000      Amoco Corp.                                         5,330,000
   30,000      Atlantic Richfield Co.                              3,292,500
   40,000      British Petroleum Co. PLC (ADR)                     3,425,000
   40,000      Chevron Corp.                                       1,865,000
   23,000      Mobil Corp.                                         2,208,000
  115,000      Occidental Petroleum Corp.                          2,630,625
                                                                ------------
                                                                  18,751,125
                                                                ------------
Precision Instrument -- 0.4%
   66,000      Tektronix, Inc.                                     3,250,500
                                                                ------------
Railroad -- 0.1%
   23,900      Kansas City Southern Industries, Inc.                 890,275
                                                                ------------
Recreation -- 1.2%
  114,000      Brunswick Corp.                                     1,938,000
  127,000      Disney (Walt) Co.                                   7,064,375
                                                                ------------
                                                                   9,002,375
                                                                ------------
Restaurant -- 1.3%
   70,000      Applebee's International, Inc.*                     1,802,500
  210,000      McDonald's Corp.                                    8,216,250
                                                                ------------
                                                                  10,018,750
                                                                ------------
Retail-Special Lines -- 0.2%
  120,000      Waban, Inc.*                                        1,785,000
                                                                ------------
Retail Store -- 1.2%
  129,000      Consolidated Stores Corp.*                          2,692,875
  210,937      Dollar General Corp.                                6,670,883
                                                                ------------
                                                                   9,363,758
                                                                ------------
Semiconductor -- 0.4%
    83,000     International Rectifier Corp.*                      2,697,500
                                                                ------------
Shoe -- 0.9%
   83,000      NIKE, Inc. Class "B"                                6,972,000
                                                                ------------
Telecommunications Equipment -- 1.4%
  165,000      Andrew Corp.*                                       9,549,375
   30,000      Qualcomm Incorporated*                              1,036,875
                                                                ------------
                                                                  10,586,250
                                                                ------------
Telecommunications Service -- 0.5%
  106,000      Century Telephone Enterprises, Inc.                 3,007,750
   60,000      U.S. Long Distance Corp.*                             975,000
                                                                ------------
                                                                   3,982,750
                                                                ------------
Tobacco -- 0.4%
  100,000      UST, Inc.                                           2,975,000
                                                                ------------
Toiletries/Cosmetics -- 0.8%
  134,000      Gillette Co.                                        5,979,750
                                                                ------------
Trucking/Transportation Leasing -- 1.2%
   60,000      Consolidated Freightways, Inc.                      1,327,500
  169,000      XTRA Corp.                                          7,816,250
                                                                ------------
                                                                   9,143,750
                                                                ------------

TOTAL COMMON STOCKS
(Cost $452,504,605)                                              569,769,302
                                                                ------------


U.S. TREASURY OBLIGATIONS -- 10.5%
  Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

$10,000,000   U.S. Treasury Notes 6 3/4%
               due May 31, 1999                                  $ 10,268,750
 16,000,000   U.S. Treasury Notes 7 3/4%
               due February 15                                     17,320,000
 50,000,000   U.S. Treasury Bonds 7 1/4%
               due August 15, 2022                                 53,421,800
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $77,878,090)                                                 81,010,550

TOTAL INVESTMENT SECURITIES -- 84.6%
(Cost $530,382,695)                                               650,779,852
                                                                 ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 14.9%

  Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.8%

$13,230,000      Federal Home Loan Mortgage Corp.
                   Discount Notes 6.10%,
                   due 7/3/95                                        $13,225,517
 20,000,000       Federal National Mortgage
                    Association Discount Notes 5.83%,
                    due 7/5/95                                        19,987,044
 20,000,000       Federal National Mortgage
                    Association Discount Notes 5.86%,
                    due 7/6/95                                        19,983,722
25,000,000       Federal National Mortgage
                    Association Discount Notes 5.88%,
                    due 7/20/95                                       24,922,417
20,000,000     Federal National Mortgage
                    Association Discount Notes 5.80%,
                    due 8/11/95                                       19,867,889
                                                                     -----------
                                                                      97,986,589
                                                                     -----------

REPURCHASE AGREEMENT -- 2.1%
 (includes accrued interest)
$16,370,000 Collateralized by $12,165,000 U.S.
              Treasury Notes 11 7/8%, due
              11/15/03, with a value of
              $16,709,768. (With Morgan
              Stanley & Co., Inc. 6.00%,
              dated 6/30/95, due 7/3/95,
              delivery value of $16,378,185.)                        $16,372,728
                                                                    ------------

TOTAL SHORT-TERM
INVESTMENTS -- 14.9%
(Cost $114,359,317)                                                  114,359,317
                                                                    ------------

CASH AND RECEIVABLES LESS
LIABILITIES -- 0.5%                                                    4,041,819
                                                                    ------------

NET ASSETS -- 100.0%                                                $769,180,988
                                                                    ============


NET ASSET VALUE PER
 OUTSTANDING SHARE
 ($769,180,988 / 41,271,909
  shares outstanding)                                               $      18.64
                                                                    ============

* Non-income producing.


                       See notes to financial statements.

--------------------------------------------------------------------------------

Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1995 (unaudited)


ASSETS
  Investment securities, at value
    (cost $530,382,695)                                             $650,779,852
  Short-term investments (cost $114,359,317)                         114,359,317
  Cash                                                                    56,971
  Receivable for securities sold                                       3,764,835
  Interest and dividends receivable                                    2,372,229
  Receivable for capital shares sold                                     139,926
                                                                    ------------
    TOTAL ASSETS                                                     771,473,130
                                                                    ------------

LIABILITIES
  Payable for capital shares repurchased                               1,052,151
  Payable for securities purchased                                       776,038
  Accrued expenses:
   Advisory fee                                                          311,454
   GIAC administrative service fee                                       135,000
   Other                                                                  17,499
                                                                    ------------
    TOTAL LIABILITIES                                                  2,292,142
                                                                    ------------

NET ASSETS
  Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    41,271,909 shares)                                                   412,719
  Additional paid-in capital                                         612,209,272
  Undistributed net investment income                                 17,755,236
  Undistributed net realized gain on investments                      18,406,604
  Unrealized net appreciation of investments                         120,397,157
                                                                    ------------
    NET ASSETS                                                      $769,180,988
                                                                    ============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($769,180,988 / 41,271,909
  shares outstanding)                                               $      18.64
                                                                    ============




STATEMENT OF OPERATIONS
For the Six Months Ended
June 30, 1995 (unaudited)



Investment Income:
 Interest                                                            $ 6,790,632
 Dividends (Net of foreign withholding
   tax of $11,456)                                                     2,674,678
                                                                    ------------
    Total Income                                                       9,465,310
                                                                    ------------

Expenses:
 Investment advisory fee                                               1,764,412
 GIAC administrative service fee                                         275,318
 Custodian fees                                                           37,567
 Audit and legal fees                                                     29,873
 Insurance and dues                                                       12,698
 Trustees' fees and expenses                                               5,729
 Registration fee                                                          1,561
 Other                                                                     1,006
                                                                    ------------
   Total Expenses                                                      2,128,164
                                                                    ------------
Investment Income -- Net                                               7,337,146
                                                                    ------------

Realized and Unrealized Gain On
 Investments -- Net:
  Realized gain -- net                                                14,313,987
  Change in unrealized appreciation on
    investments                                                       81,361,427
                                                                    ------------
  Net Realized Gain and Change in Unrealized
    Appreciation on Investments                                       95,675,414
                                                                    ------------
Net Increase in Net Assets from Operations                          $103,012,560
                                                                    ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                Value Line Strategic Asset Management Trust -- 9
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Six Months          Year
                                                                                    Ended            Ended
                                                                                June 30, 1995    December 31,
                                                                                 (unaudited)         1994
                                                                               ------------      ------------
Operations:
   Investment income -- net                                                     $ 7,337,146      $ 10,669,482
   Realized gain on investments                                                  14,313,987         4,022,796
   Change in unrealized appreciation                                             81,361,427       (46,844,560)
                                                                               ------------      ------------
    Net increase (decrease) in net assets from operations                       103,012,560       (32,152,282)
                                                                               ------------      ------------
Distributions to Shareholder:
   Investment income -- net                                                           --             (409,277)
   Realized gain from investment transactions -- net                                  --           (1,637,110)
                                                                               ------------      ------------
                                                                                      --           (2,046,387)
                                                                               ------------      ------------
Trust Share Transactions:
   Proceeds from sale of shares                                                  31,392,257       128,821,109
   Proceeds from reinvestment of distributions to shareholder                         --            2,046,387
   Cost of shares repurchased                                                   (27,945,095)      (49,595,204)
                                                                               ------------      ------------
   Increase from Trust share transactions                                         3,447,162        81,272,292
                                                                               ------------      ------------
Total Increase In Net Assets                                                    106,459,722        47,073,623

Net Assets:
   Beginning of period                                                          662,721,266       615,647,643
                                                                               ------------      ------------
   End of period                                                               $769,180,988      $662,721,266
                                                                               ============      ============
Undistributed Investment Income -- Net at End of Period                        $ 17,755,236      $ 10,418,090
                                                                               ============      ============


                       See notes to financial statements.

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Value Line Strategic Asset Management Trust -- 9
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Value Line Strategic Asset Management Trust


FINANCIAL HIGHLIGHTS

Selected data for a share of stock outstanding throughout each period:



                                       Six Months Ended                Year Ended December 31,
                                         June 30, 1995   ---------------------------------------------------
                                          (unaudited)    1994        1993       1992        1991       1990
                                          -----------    ----        ----       ----        ----       ----
Net asset value, beginning of period        $16.13      $17.01      $15.94     $14.54      $11.06     $11.46
                                            ------      ------      ------     ------      ------      -----
 Income (loss) from investment operations:
     Net investment income                     .18         .26         .27        .26         .30        .32
     Net gains or losses on securities
      (both realized and unrealized)          2.33       (1.09)       1.62       1.93        4.50       (.34)
                                            ------      ------      ------     ------      ------      -----
     Total from investment operations         2.51        (.83)       1.89       2.19        4.80       (.02)
                                            ------      ------      ------     ------      ------      -----
   Less distributions:
     Dividends from net investment income       --        (.01)       (.28)      (.26)       (.31)      (.33)
     Distributions from capital gains           --        (.04)       (.54)      (.53)      (1.01)      (.05)
                                            ------      ------      ------     ------      ------      -----
     Total distributions                        --        (.05)       (.82)      (.79)      (1.32)      (.38)
                                            ------      ------      ------     ------      ------      -----
Net asset value, end of period              $18.64      $16.13      $17.01     $15.94      $14.54     $11.06
                                            ======      ======      ======     ======      ======     ======
Total return                                 15.56%+     -4.88%      11.86%     15.05%      43.34%     -0.15%
                                            ======      ======      ======     ======      ======     ======


Ratios/Supplemental Data:
Net assets, end of period (in thousands)  $769,181    $662,721    $615,648   $362,045    $188,781    $86,146
Ratio of operating expenses to
  average net assets                           .60%*       .60%        .61%       .55%        .58%       .60%
Ratio of net investment income to
  average net assets                          2.08%*      1.65%       1.96%      2.18%       3.00%      3.28%
Portfolio turnover rate                         36%+       100%        110%       106%        134%        77%


+ Not annualized.
* Annualized.


                       See notes to financial statements.

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                                Value Line Strategic Asset Management Trust -- 9
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NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)


1 -- Significant Accounting Policies

   Value Line Strategic Asset Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

   The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

   Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

   It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

 (D) Dividends and Distributions.

   It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from

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Value Line Strategic Asset Management Trust -- 9
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Value Line Strategic Asset Management Trust

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)


generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, on investments is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.


2 -- Trust Share Transactions, Dividends and Distributions

   Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                            Six Months Ended       Year Ended
                                             June 30, 1995        December 31,
                                              (unaudited)             1994
                                            ----------------      ------------
Shares sold                                   1,804,718             7,820,145
  Shares issued to shareholder
   in reinvestment of dividends
   and distributions                               --                 126,868
                                              ---------             ---------
                                              1,804,718             7,947,013
Shares repurchased                            1,612,047             3,062,343
                                              ---------             ---------
Net increase                                    192,671             4,884,670
                                              =========             =========
Dividends per share                           $    --               $     .01
                                              =========             =========
Distributions per share from
   net realized gains                         $    --               $     .04
                                              =========             =========


   On June 30, 1995, the Board of Directors declared a dividend from net investment income of $.26 per share and a long-term capital gain distribution of $.16 per share to shareholders of record on July 19, 1995.


3 -- Purchases and Sales of Securities

   Purchases  and  sales  of   investment   securities,   excluding   short-term
investments, were as follows:
                                                         Six Months Ended
                                                          June 30, 1995
                                                           (unaudited)
                                                          ------------
PURCHASES:
 Investment Securities                                    $278,439,576
                                                          ------------
SALES & MATURITIES:
 U.S. Treasury Obligations                                $ 10,000,000
 Other Investment Securities                               196,591,672
                                                          ------------
                                                          $206,591,672
                                                          ------------

   At June 30, 1995, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $644,760,495. The aggregate appreciation and depreciation of investments at June 30, 1995, based on a comparison of investment values and their costs for federal income tax purposes is $124,253,102 and $3,874,428, respectively, resulting in a net appreciation of $120,378,674.


4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates

   An advisory fee of $1,764,412 was paid or payable to Value Line, Inc. (the Adviser), the Trust's investment adviser, for the six months ended June 30, 1995. This was computed at the rate of 1/2 of 1% per year of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of

--------------------------------------------------------------------------------

                                Value Line Strategic Asset Management Trust -- 9
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administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

   The Adviser has agreed to reimburse the Trust for expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed 2.5% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1.5% on any excess over $100 million. No such reimbursement was required for the six months ended June 30, 1995.

   Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $1,370 by the Trust for the six months ended June 30, 1995. During the six months ended June 30, 1995, the Trust paid brokerage commissions totalling $367,010 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30,1995, the Trust incurred expenses of $275,318 in connection with such services rendered by GIAC.

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